UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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SYSCO CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Good things come from Sysco

Sysco Corporation
2013 Proxy Statement

Table of Contents

INVITATION FROM OUR LEADERSHIP	4
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	5
PROXY SUMMARY	6
PROXY STATEMENT	10
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	10
CORPORATE GOVERNANCE	15
Board Leadership Structure	15
Board Meetings and Committees	16
Director Independence	17
Certain Relationships and Related Person Transactions	18
Risk Oversight	19
Codes of Conduct	20
Compensation Consultants	20
BOARD OF DIRECTORS MATTERS	21
Election of Directors at 2013 Annual Meeting (Item 1)	22
Board Composition	25
DIRECTOR COMPENSATION	29
Overview of Non-Employee Director Compensation	29
Overview of Executive Chairman Compensation	29
Directors Deferred Compensation Plan	30
Directors Stock Plans	30
2009 Non-Employee Directors Stock Plan	30
Stock Ownership Guidelines	33
EXECUTIVE OFFICERS	33
Management Development and Succession Planning	34
STOCK OWNERSHIP	35
Security Ownership of Officers and Directors	35
Security Ownership of Certain Beneficial Owners	36
Stock Ownership Guidelines	36
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	37
EQUITY COMPENSATION PLAN INFORMATION	37

COMPENSATION DISCUSSION AND ANALYSIS	37
Executive Summary	38
Philosophy of Executive Compensation Program	41
How Executive Pay Is Established	44
What We Paid and Why	46
Executive Compensation Governance and Other Information	56
Forward-Looking Statements	58
REPORT OF THE COMPENSATION COMMITTEE	58
EXECUTIVE COMPENSATION	58
Summary Compensation Table	59
Grants of Plan-Based Awards	61
Cash Performance Unit Plan	62
Employment Arrangement with Mr. Shurts	63
Severance Arrangements with Mr. Hope	64
Management Incentive Plan	64
Outstanding Equity Awards at Fiscal Year-End	67
Option Exercises and Stock Vested	69
Pension Benefits	70
Fiscal 2013 Nonqualified Deferred Compensation	73
Quantification of Termination/Change in Control Payments	76
Compensation Risk Analysis	80
VOTE TO APPROVE THE ADOPTION OF THE SYSCO CORPORATION 2013 LONG-TERM INCENTIVE PLAN (ITEM 2)	81
Proposed Terms of the 2013 Long-Term Incentive Plan	81
The 2013 Long-Term Incentive Plan	82
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 3)	88
REPORT OF THE AUDIT COMMITTEE	89
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (ITEM 4)	90
STOCKHOLDER PROPOSALS	90
Presenting Business	90
Nominating Directors for Election	90
Meeting Date Changes	90
ANNEX I – NON-GAAP RECONCILIATIONS	91
ANNEX II – LONG TERM INCENTIVE PLAN	93

INVITATION FROM OUR LEADERSHIP

Dear Fellow Stockholder,

It is our pleasure to invite you to join us, our Board of Directors, senior leadership and other associates at Sysco Corporation’s 2013 Annual Meeting of Stockholders, to be held on Friday, November 15, 2013 at 10:00 a.m. at The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024.

Please vote right away

Our stockholder meeting is an opportunity for our senior management and Board of Directors to present Sysco’s performance and strategy, and to respond to your questions. By participating in our stockholder meeting, you play an active role in the future of your company. Please vote right away over the internet, by telephone or by signing and mailing the attached proxy card.

Enhanced stockholder communications

We are committed to ensuring that our proxy statement and associated materials are clear and easy to read. Our 2013 proxy statement displays our ongoing commitment to clearly explain the matters to be addressed at our Annual Meeting of Stockholders. We encourage you to begin your review of this year’s document with our proxy summary which provides highlights of the detailed information included elsewhere in the proxy statement.

If you wish to receive future E-Proxy Notices electronically which helps to reduce Sysco’s printing costs and aligns with our sustainability principles, please visit http://enroll.icsdelivery.com/syy for additional information.

Board and Leadership

We continuously strive for the most effective Board and Leadership Structure to promote Sysco’s vision to be our customer’s most valued and trusted business partner and to represent the long-term interests of Sysco’s stockholders. We have active participation by all Directors, including eight independent directors. We believe that the structure of our Board, relying on leadership from both independent and non-independent directors, positions Sysco to benefit from the respective strengths of our CEO, Executive Chairman and Lead Director. On September 25, 2013, Manny Fernandez notified the Board that he will not seek re-election as a board member at our 2013 Annual Meeting, and thus, will retire from the Board on that date. Mr. Fernandez has served on Sysco’s Board for seven years and was appointed Chairman of the Board in June 2009 and Executive Chairman in April 2012. Mr. Fernandez will continue to serve as Executive Chairman and as a Board member until the Annual Meeting. You will find detailed information about the qualifications of all of our Directors on page 23.

Thank you for your interest

We trust that enhanced communication about our annual stockholder meeting will reinforce our dialogue with stockholders, and encourage you to cast your vote right away. Thank you for your continued trust and confidence in Sysco.

Bill DeLaney, President and Chief Executive Officer

Manny Fernandez, Executive Chairman

SYSCO CORPORATION – 2013 Proxy Statement   4

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1390 Enclave Parkway

Houston, Texas 77077-2099

Notice of Annual Meeting Of Stockholders

November 15, 2013

10:00 a.m.

The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024

The Annual Meeting of Stockholders of Sysco Corporation, a Delaware corporation, will be held on Friday, November 15, 2013 at 10:00 a.m. at The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024, for the following purposes:

1.

To elect as directors the six nominees named in the attached proxy statement to serve until the Annual Meeting of Stockholders in 2014;

2.

To approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan as a successor to Sysco’s 2007 Stock Incentive Plan;

3.

To hold an advisory vote to approve the compensation paid to Sysco’s named executive officers, as disclosed in this proxy statement;

4.

To ratify the appointment of Ernst & Young LLP as Sysco’s independent accountants for fiscal 2014; and

5.

To transact any other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 17, 2013 will be entitled to receive notice of and to vote at the Annual Meeting. For instructions on voting, please refer to the notice you received in the mail or, if you requested a hard copy of the proxy statement, on your enclosed proxy card. You may inspect a list of stockholders of record at the company’s headquarters during regular business hours during the 10-day period before the Annual Meeting. You may also inspect this list at the Annual Meeting.

October 3, 2013

Houston, Texas

By Order of the Board of Directors
Russell T. Libby
Senior Vice President, General Counsel & Corporate Secretary

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Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references (“XX”) are supplied to help you find further information in this proxy statement.

2013 Annual Meeting of Stockholders

•

Date and Time: Friday, November 15, 2013 at 10:00 a.m.

•

Location: The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024

•

Record Date: September 17, 2013

Voting matters and Board Recommendations

Our Board Vote Recommendation
Election of Six Director Nominees (page 22)	FOR each Director Nominee
Approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan (page 81)	FOR
Advisory Vote on Executive Compensation (page 88)	FOR
Ratification of Auditors (page 90)	FOR

Business Highlights

(For more detail please see our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Our discussion below of our results includes certain non-GAAP financial measures that we believe provide important perspective with respect to underlying business trends. Other than free cash flow, any non-GAAP financial measure will be denoted as an adjusted measure and, except for measures provided pursuant to benefit plan formulas, will exclude expenses from our Business Transformation Project, withdrawals from multiemployer pension plans, restructuring charges, and a one-time acquisition charge. More information on the rationale for the use of these measures and reconciliations to GAAP numbers can be found in Annex I - Non-GAAP Reconciliations.)

Fiscal 2013 was a year in which we progressed with our Business Transformation Project while facing a challenging business and economic environment. The foodservice industry has not fully participated in the overall economic recovery primarily due to constrained consumer spending for food-away-from-home. Our results of operations reflect these challenges as well as the impact of increased expenses from our Business Transformation Project, severance and charges related to the withdrawal from certain multiemployer pension plans. We believe our sales growth and expense management on a cost per case basis was acceptable. Our gross profit performance, however, did not meet our expectations due partially to competitive pressures and a shift in customer mix. We remain focused on the execution of our business plan and our Business Transformation Project, with the goal for these initiatives to contribute to the long-term success of our customers and in turn, growth in our earnings.

Financial highlights from fiscal 2013 include the following:

•

Sales of $44.4 billion.

•

Operating income of $1.7 billion.

•

Net earnings of approximately $1.0 billion.

•

Diluted earnings per share was $1.67. Adjusted* diluted earnings per share was $2.14.

•

Cash flow from operations of $1.5 billion and free cash flow of $1.0 billion.

•

Acquisition of 14 companies with annualized sales in excess of $1 billion.

•

Annual dividend increased by 3.8% and $648 million paid to our stockholders in dividend payments.

*See “Non-GAAP Reconciliations” for an explanation of these non-GAAP financial measures.

Governance Highlights (page 15)

•

Board Leadership Structure – In fiscal 2013, Manny Fernandez served in the role of Executive Chairman of the Board, and Jackie Ward served as the Lead Director of the Board. We have active participation by all Directors, including eight independent directors. Mr. Fernandez will not stand for re-election at the Annual Meeting and will retire as Executive Chairman effective following the Annual Meeting. We believe that the structure of our Board, relying on leadership from both independent and non-independent directors, positions Sysco to benefit from the respective strengths of our CEO, Executive Chairman and Lead Director. The Board intends to elect an independent chairperson on or before the date of the 2013 Annual Meeting.

•

Declassification of the Board – As previously planned and approved by stockholders in November 2011, the directors nominated for election at each annual meeting will be elected for a term of one year only. This year, six of our directors are nominated to serve a one-year term.

•

Director Independence – Our Corporate Governance Guidelines require that at least a majority of our directors meet the criteria for independence that the New York Stock Exchange has established for continued listing, as well as the additional criteria set forth in the Guidelines. Additionally, we require that all members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee be independent and that all members of the Audit Committee satisfy the additional requirements of the New York Stock Exchange and applicable rules promulgated under the Securities Exchange Act of 1934.

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Current Members of Our Board of Directors and Board Nominees (page 25)

Name	Age	Director since	Experience	Inde- pendent	Committee Memberships(1)	Other Public Company Boards	2013 Nominee
John M. Cassaday	60	November 2004	President and CEO, as well as a director, of Corus Entertainment Inc.	Yes	Compensation* CG&N Executive	• Manulife Financial Corporation • Corus Entertainment Inc.	Yes
Judith B. Craven, M.D.	67	July 1996	Served as President of the United Way of the Texas Gulf Coast	Yes	CG&N Sustainability*	• Belo Corporation • Luby’s • Sun America Funds, Inc. • VALIC
William J. DeLaney	57	January 2009	CEO of Sysco	No	Finance Executive	• Express Scripts, Inc.
Manuel A. Fernandez(3)	67	November 2006	Executive Chairman of Sysco	No	Finance Executive*	• Brunswick Corporation • Flowers Foods, Inc.
Larry C. Glasscock	65	September 2010	Former Chairman of the Board of Directors, CEO and President of WellPoint, Inc.	Yes	Compensation CG&N Sustainability	• Simon Property Group, Inc. • Zimmer Holdings, Inc.
Jonathan Golden	76	February 1984	Partner of Arnall Golden Gregory LLP	No	Finance Sustainability		Yes
Joseph A. Hafner, Jr.	68	November 2003	Former Chairman, CEO and President of Riviana Foods, Inc.	Yes	Audit Executive Finance* Sustainability		Yes
Hans-Joachim Koerber	67	January 2008	Served as the chairman and CEO of METRO Group (Germany)	Yes	Audit Finance	• Air Berlin PLC • Eurocash S.A.	Yes
Nancy S. Newcomb	68	February 2006	Served as Senior Corporate Officer, Risk Management, of Citigroup	Yes	Audit Finance	• The DIRECTV Group, Inc.	Yes
Richard G. Tilghman	73	November 2002	Former Vice Chairman and Director of SunTrust Banks	Yes	Audit* Executive Finance
Jackie M. Ward(2)	75	September 2001	Former Chairman, President and CEO of Computer Generation Incorporated	Yes	Compensation CG&N* Executive	• Flowers Foods, Inc. • Sanmina-SCI Corporation	Yes

(1)

Full committee names are as follows:

Audit – Audit Committee

Compensation– Compensation Committee

CG&N– Corporate Governance and Nominating Committee

Executive– Executive Committee

Finance– Finance Committee

Sustainability– Corporate Sustainability Committee

*

denotes committee chairperson

(2)

Ms.Ward serves as the Lead Director. For more details see page 26.

(3)

In September, Manny Fernandez notified the Board that he will not seek re-election as a board member at our 2013 Annual Meeting and thus will retire from the Board on that date.

Executive Compensation

Philosophy and Principles (page 41)

We believe our long-term success depends on our ability to attract, retain and motivate highly talented individuals who are committed to Sysco’s vision and strategy. One of the key objectives of our executive compensation program is to link executives’ pay to their performance and their advancement of Sysco’s overall performance and business strategies. Other objectives include aligning the executives’ interests with those of stockholders and encouraging high-performing executives to remain with Sysco over the course of their careers. We use the following key principles as the cornerstone of Sysco’s executive compensation philosophy to attract, develop and retain business leaders to drive financial and strategic growth and build long-term stockholder value:

•

Pay for Performance: Provide base salaries that reflect each NEOs background, experience and performance combined with variable, incentive compensation, such that superior performance rewards executives at higher levels than at peer companies while subpar performance results in less compensation than would be the case at peer companies;

•

Competitiveness and Retention: Provide a competitive pay opportunity that attracts and retains the highest quality professionals;

•

Accountability for Short- and Long- Term Performance: Strike an appropriate balance between short-term and longer-term compensation and short- and longer-term interests of the business; and

•

Alignment with Stockholders’ Interests: Link the interests of our executive officers with those of our stockholders through the risks and rewards of significant equity based compensation.

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Pay Mix (page 40)

The information in the charts below should be read in connection with the explanatory information contained on page 41, and is qualified in its entirety by reference to such explanatory information.

TARGET COMPENSATION MIX - FY 2013
(consisting of base, annual incentive award & long-term incentives)
CEO
88%
Performance Linked
17%
12%
18%
LTI: 71%
35%
18%
OTHER NEOs (AVERAGE)
81%
Performance Linked
20%
19%
LTI: 61%
15%
31%
15%
ANNUAL COMPENSATION
Salary
MIP Annual Incentive Award
LONG-TERM INCENTIVES (LTI)
Restricted Stock Units (RSU)
Stock Options
Cash Performance Units (CPU)

ACTUAL COMPENSATION PAID - FY 2013

(consisting of base, annual incentive award & long-term incentives)

CEO
85%
Performance Linked
9%
15%
10%
LTI: 76%
35%
31%
OTHER NEOs (AVERAGE)
75%
Performance Linked
11%
25%
8%
LTI: 64%
35%
21%
ANNUAL COMPENSATION
Salary
MIP Annual Incentive Award
LONG-TERM INCENTIVES (LTI)
Restricted Stock Units (RSU)
Stock Options
Cash Performance Units (CPU)

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2013 Executive Total Compensation Mix (page 59)

Set forth below is the 2013 compensation for each Named Executive Officer (“NEO”) as determined under the Securities and Exchange Commission (“SEC”) rules. See the notes accompanying the Summary Compensation Table on page 59 for more information.

Name and Principal Position	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William J. DeLaney President and Chief Executive Officer	1,170,833	0	4,611,949	2,400,000	1,470,280	1,227,127	5,800	10,885,989
Robert C. Kreidler Executive Vice President and Chief Financial Officer	683,333	0	1,828,489	980,000	530,198	165,874	6,437	4,194,331
Michael W. Green Executive Vice President and President of Foodservice Operations	691,667	0	556,267	910,000	611,781	273,109	5,575	3,048,399
Wayne R. Shurts Executive Vice President and Chief Technology Officer	407,292	150,000	945,987	747,501	174,379	12	85,619	2,510,790
William B. Day Executive Vice President, Merchandising	508,333	0	374,111	612,000	390,111	130,969	4,920	2,020,444
James D. Hope Former Executive Vice President, Business Transformation	525,000	0	385,106	630,000	394,785	0	55,200	1,990,091

Important Dates for 2014 Annual Meeting of Stockholders (page 90)

•

Stockholder proposals submitted for inclusion in our 2014 proxy statement pursuant to SEC Rule 14a-8 must be received by June 5, 2014.

•

Notice of stockholder proposals to be raised from the floor of the 2014 Annual Meeting of Stockholders outside Rule 14a-8 must be received by August 17, 2014.

•

If you would like to present a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 at our 2014 Annual Meeting of Stockholders, send the proposal in time for us to receive it no later than June 5, 2014. If the date of our 2014 Annual Meeting is subsequently changed by more than 30 days from the date of this year’s Annual Meeting, we will inform you of the change and the date by which we must receive proposals. If you want to present business at our 2014 Annual Meeting outside of the stockholder proposal rules of Rule 14a-8 of the Exchange Act and instead pursuant to Article I, Section 8 of the company’s Bylaws, the Corporate Secretary must receive notice of your proposal by August 17, 2014, but not before July 8, 2014, and you must be a stockholder of record on the date you provide notice of your proposal to the company and on the record date for determining stockholders entitled to notice of the meeting and to vote.

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Sysco Corporation

1390 Enclave Parkway

Houston, Texas 77077-2099

October 3, 2013

PROXY STATEMENT

We are providing you with a Notice of Internet Availability of Proxy Materials and access to these proxy materials, which include this 2013 Proxy Statement, the proxy card for the 2013 Annual Meeting and our Annual Report on Form 10-K for fiscal 2013, because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. Unless the context otherwise requires, the terms “we,” “our,” “us,” the “company” or “Sysco” as used in this proxy statement refer to Sysco Corporation. Our Annual Meeting will be held on Friday, November 15, 2013 at 10:00 a.m. at The Houstonian Hotel located at 111 North Post Oak Lane, Houston, Texas 77024.

At the close of business on September 17, 2013, there were 583,704,017 shares of Sysco Corporation common stock outstanding and entitled to vote at the Annual Meeting. All of our current directors and executive officers (20 persons) owned, directly or indirectly, an aggregate of 918,812 shares, which was less than 1% of our outstanding stock as of September 17, 2013.

Only owners of record of shares of Sysco’s common stock as of the close of business on the record date, September 17, 2013, are entitled to notice of, and to vote at the Annual Meeting or at any adjournments or postponements of the Annual Meeting. Each owner of record is entitled to one vote for each share owned on the record date on each matter presented at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1.   What is a proxy statement and what is a proxy?

A proxy statement is a document that Securities and Exchange Commission (the “SEC”) regulations require us to give you when we ask you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated three of our officers as proxies for the 2013 Annual Meeting of Stockholders. These three officers are William J. DeLaney, Chris Kreidler and Russell T. Libby.

2.   Why did I receive a one-page notice (the “E-Proxy Notice”) in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials, including our annual report to stockholders, to each stockholder of record, we now generally furnish proxy materials, including our annual report to stockholders, to our stockholders on the Internet. Unless you have previously signed up to receive your materials in paper, you will receive a document entitled Notice of Internet Availability of Proxy Materials (which we also refer to as the E-Proxy Notice) and will not receive a printed copy of the proxy materials or the annual report to stockholders (unless you specifically request them). Instead, the E-Proxy Notice will instruct you as to how you may use the Internet to access and review all of the important information contained in the proxy materials, including our annual report to stockholders. The E-Proxy Notice also instructs you as to how you may submit your proxy on the Internet. Instructions for requesting printed proxy materials are included in the E-Proxy Notice. E-Proxy Notices are distributed by mail, unless you previously signed up to receive your proxy materials electronically, in which case it will be emailed to you. Set forth below is a summary of delivery methods.

•

Stockholders who previously signed up to Receive Proxy Materials Electronically: If you previously signed up to receive proxy materials electronically, we will send the E-Proxy Notice to you via e-mail, to the last e-mail address you have supplied to us. We will e-mail electronic E-Proxy Notices on or about October 4, 2013.

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•

Stockholders who previously signed up to Receive Future Proxy Materials in Printed Format by Mail: If you previously submitted a valid election to receive all proxy materials in printed format, then we will send you a full set of printed proxy materials, including our annual report to stockholders. We will begin mailing these materials on or about October 3, 2013.

•

All other Stockholders: If you have not submitted any elections, we will send you a printed E-Proxy Notice by mail. We will begin mailing E-Proxy Notices on or about October 3, 2013.

Receiving Future Proxy Materials Electronically and Receiving the E-Proxy Notice by e-mail: If you previously elected to receive your proxy materials in printed format, but would like to receive an E-Proxy Notice only and use the Internet to access proxy materials, please visit http://enroll.icsdelivery.com/syy for additional information. This would significantly reduce our printing and postage costs and eliminate bulky paper documents from your personal files. To receive your E-Proxy Notice by e-mail, please visit http://enroll.icsdelivery.com/syy for additional information.

3.   What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

These terms describe the manner in which your shares are held. If your shares are registered directly in your name with the Company’s registrar and transfer agent, American Stock Transfer, you are considered a “stockholder of record” with respect to those shares. If your shares are held in a brokerage account, bank, trust or other nominee as custodian on your behalf, you are considered the “beneficial owner” or “street name holder” of those shares. See questions 5, 6 and 9 below for important information for beneficial owners.

4.   How do I vote?

You may vote your shares as follows:

•

In person at the Annual Meeting. All stockholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 6.

•

By telephone or Internet (see the instructions at www.ProxyVote.com). All stockholders of record also can vote by touchtone telephone from the U.S., Puerto Rico and Canada, using the toll-free telephone number on the proxy card, or through the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will include the instructions with the proxy materials. Stockholders may also vote through the Internet via our stockholders forum located at www.ProxyVote.com. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been recorded properly.

•

By Written Proxy. All stockholders of record can vote by written proxy card. If you received a printed copy of these proxy materials by mail, you may vote by signing, dating and mailing the enclosed proxy card, or if you are a beneficial owner, you may request a written proxy card or a vote instruction form from your bank or broker.

5.   How do I attend the meeting in person? What do I need to bring?

You need to bring documentation showing that you owned Common Stock on the record date, September 17, 2013. You also will need to bring a photo ID to gain admission. Please note that cameras, sound or video recording equipment, cellular telephones, smartphones or other similar equipment, electronic devices, large bags, briefcases or packages may not be allowed in the meeting room. If you are a beneficial owner, bring the notice or voting instruction form you received from your bank, brokerage firm or other nominee for admission to the meeting. You also may bring your brokerage statement reflecting your ownership of Common Stock as of September 17, 2013 with you to the meeting. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 6.

6.   How can I vote at the meeting if I am a beneficial owner?

You will need to ask your broker, bank or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not receive the legal proxy in time, you can follow the procedures described in the response to question 5 to gain admission to the meeting. However, you will not be able to vote your shares at the meeting. Accordingly, we encourage you to vote your shares in advance, even if you intend to attend the meeting. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

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7.   What are my voting choices for each of the proposals to be voted on at the 2013 Annual Meeting?

Proposal	Voting Choices and Board Recommendation
Item 1: Election of Six Director Nominees

•

vote in favor of all nominees

•

vote against all nominees;

•

vote for or against specific nominees;

•

abstain from voting with respect to all nominees; or

•

abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the nominees.

Item 2: Approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan

•

vote in favor of the Sysco Corporation 2013 Long-Term Incentive Plan;

•

vote against the Sysco Corporation 2013 Long-Term Incentive Plan; or

•

abstain from voting on the proposal.

The Board recommends a vote FOR the approval of the adoption of the 2013 Long-Term Incentive Plan.

Item 3: Advisory Proposal to Approve Executive Compensation

•

vote in favor of the advisory proposal;

•

vote against the advisory proposal; or

•

abstain from voting on the advisory proposal.

The Board recommends a vote FOR the advisory vote to approve executive compensation.

Item 4: Ratification of the Appointment of Ernst &Young LLP as Independent Auditors	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. Directors will be elected by a majority of the votes cast, either for or against, by the holders of the shares of Common Stock voting in person or by proxy at the meeting. In order to be approved, each other proposal will require approval by a majority of the votes cast, either for or against, by the holders of the shares of Common Stock voting in person or by proxy at the meeting. As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions.

8.   What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choices for each matter on the proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:

•

FOR the election of the six nominees for director;

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FOR the approval of the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan;

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FOR the approval of the compensation paid to Sysco’s named executive officers, as disclosed in this proxy statement; and

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FOR the ratification of the appointment of Ernst & Young as independent accountants for fiscal 2014.

9.   What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of Directors, proposal to approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan, and advisory proposal to approve executive compensation are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as Independent Auditors is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

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10.   What can I do if I want to revoke or change my vote?

You may revoke or change your proxy at any time prior to the completion of voting at the Annual Meeting by:

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delivering written notice of revocation to Sysco’s Corporate Secretary in time for him to receive it before the Annual Meeting;

•

voting again by telephone, Internet or mail (provided that such new vote is received in a timely manner pursuant to the instructions above); or

•

voting in person at the Annual Meeting.

The last vote that we receive from you will be the vote that is counted.

11.   Is there a Quorum Requirement?

A quorum is necessary to hold a valid meeting. A quorum will exist if the holders of at least 35% of all the shares entitled to vote at the meeting are present in person or by proxy. All shares voted by proxy are counted as present for purposes of establishing a quorum, including those that abstain or as to which the proxies contain broker non-votes as to one or more items.

12.   What votes are Necessary for Action to be Taken?

Sysco’s Bylaws and Corporate Governance Guidelines include a majority vote standard for uncontested director elections. Since the number of nominees timely nominated for the Annual Meeting does not exceed the number of directors to be elected, each director to be elected shall be elected if the number of votes cast “for” election of the director exceeds those cast “against.” Any incumbent director who is not re-elected will be required to tender his or her resignation promptly following certification of the stockholders’ vote. The Corporate Governance and Nominating Committee will consider the tendered resignation and recommend to the Board of Directors whether to accept or reject the resignation offer, or whether other action should be taken. The Board of Directors will act on the recommendation within 120 days following certification of the stockholders’ vote and will promptly make a public disclosure of its decision regarding whether to accept the director’s resignation offer.

Pursuant to Sysco’s Bylaws, the affirmative vote of a majority of the votes cast, either for or against, is required for the approval of:

•

the compensation paid to Sysco’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K;

•

the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan;

•

the ratification of the appointment of the independent accountants.

The vote on compensation paid to Sysco’s named executive officers is being provided pursuant to Section 14A of the Securities Exchange Act of 1934. In light of the stockholder recommendation at Sysco’s 2011 Annual Meeting of Stockholders regarding the frequency of the stockholder advisory votes on executive compensation, it is the current intention of the Sysco Board of Directors to conduct an annual stockholder advisory vote on executive compensation until the next required vote on the frequency of stockholder advisory votes on executive compensation that will occur at our 2017 Annual Meeting of Stockholders.

Broker non-votes will be disregarded with respect to the election of directors and each of the other proposals. Abstentions will be disregarded with respect to the election of directors and all other proposals except the proposal to approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan. NYSE rules require that the proposal to approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan receives a majority of the votes cast, whether for, against or abstain. Accordingly, abstentions will count as votes against with respect to this proposal.

13.   Who Will Count Votes?

We will appoint one or more Inspectors of Election who will determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum and whether or not the proxies and ballots are valid and effective.

The Inspectors of Election will determine, and retain for a reasonable period a record of the disposition of, any challenges and questions arising in connection with the right to vote, and will count all votes and ballots cast for and against and any abstentions or broker non-votes with respect to all proposals and will determine the results of each vote.

14.   How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are included in determining whether a quorum is present. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

Broker non-votes will be disregarded with respect to the election of directors and each of the other proposals. Abstentions will be disregarded with respect to the election of directors and all other proposals except the proposal to approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan. NYSE rules require that the proposal to approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan receives a majority of the votes cast, whether for, against or abstain. Accordingly, abstentions will count as votes against with respect to this proposal.

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15.   How are proxies solicited and what are the costs of proxy solicitation?

We will pay all of the cost of solicitation of proxies including preparing, printing and mailing this proxy statement and the E-Proxy Notice. Solicitation may be made personally or by mail, telephone or electronic data transfer by officers, directors and employees of the company (who will not receive any additional compensation for any solicitation of proxies).

We will also authorize banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of proxy materials and will reimburse them for their costs in sending the materials. We have retained Georgeson Shareholder Communications to help us solicit proxies from these entities and certain other stockholders, in writing or by telephone, at an estimated fee of $12,000 plus reimbursement for their out-of-pocket expenses.

16.   Will any other matters be presented at the Annual Meeting?

We do not know of any matter that will be presented at the Annual Meeting other than the election of directors and the other proposals discussed in this proxy statement. However, if any other matter is properly presented at the Annual Meeting, your proxies will act on such matter in their best judgment.

17.   Where can I access the Annual Report?

We will furnish additional copies of our annual report to stockholders, which includes our Annual Report on Form 10-K, without exhibits, for the year ended June 29, 2013, as filed with the Securities and Exchange Commission (the “Annual Report on Form 10-K”), for no charge, upon your written request if you are a record or beneficial owner of Sysco Corporation common stock whose proxy we are soliciting in connection with the Annual Meeting. Please address requests for a copy of the annual report to the Investor Relations Department, Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099. The Annual Report on Form 10-K is also available on our website under “Investors— Financial Information” at www.sysco.com.

18.   What is Householding and where can I get additional copies of proxy materials?

If your shares are held in the name of your broker or agent, and you share the same last name and address with another Sysco stockholder, you and the other stockholders at your address may receive only one copy of the E-Proxy Notice and any other proxy materials we choose to mail unless contrary instructions are provided from any stockholder at that address. This is referred to as “householding.” If you prefer to receive multiple copies of the E-Proxy Notice, and any other proxy materials that we mail, at the same address, additional copies will be provided to you promptly upon written or oral request, and if you are receiving multiple copies of the E-Proxy Notice and other proxy materials, you may request that you receive only one copy. Please address requests for a copy of the E-Proxy Notice and other proxy materials to the Investor Relations Department, Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099, or call the Investor Relations Department at 281-584-1308. The Annual Report on Form 10-K is also available on our website under “Investors— Financial Information” at www.sysco.com.

If your shares are not registered in your own name, you can request additional copies of the E-Proxy Notice and any other proxy materials we mail or you can request householding by notifying your broker or agent in whose name your shares are registered.

19.   Will the Company announce the voting results?

We will announce the preliminary voting results at the Annual Meeting of Stockholders. The Company will report the final results on our website and in a Current Report on Form 8-K filed with the SEC.

20.   Does the Company have a policy about Directors’ attendance at the Annual Meeting of Stockholders?

It is the Board’s policy that directors attend the Annual Meeting of Stockholders, to the extent practicable. In fiscal 2013, all directors who were in office at that time attended the Annual Meeting held in November 2012.

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CORPORATE GOVERNANCE

We believe that good corporate governance is critical to achieving business success. The Company has adopted certain documents, referred to herein as our Governance Documents, to provide a general framework for the Company and reflect our commitment to sound governance practices, including:

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Sysco’s By-laws,

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the Corporate Governance Guidelines adopted by the Board of Directors,

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the charters of the Board’s committees,

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the Code of Conduct, and

•

the Code of Conduct for non-employee directors.

These Governance Documents outline the functions of the Board, director responsibilities, and various processes and procedures designed to ensure effective and responsive governance. These guidelines also outline qualities and characteristics we consider when determining whether a member or candidate is qualified to serve on the Board, including diversity, skills, experience, time available and the number of other boards the member sits on, in the context of the needs of the Board and Sysco. The Corporate Governance Guidelines comply with the listing standards of the NYSE and include guidelines for determining director independence and qualifications. Our Board regularly reviews the Governance Documents and makes changes from time to time to reflect developments in the law and the corporate governance area.

Copies of the Governance Documents can be accessed from the Corporate Governance page of the Company’s investor relations website at “Investors— Corporate Governance” at www.sysco.com. These documents will also be provided without charge to any stockholder upon written request to the Corporate Secretary at Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077.

Board Leadership Structure

The Governance Documents provide the Board with the flexibility to select the appropriate leadership structure for the Company.

BOARD LEADERSHIP

•

Executive Chairman of the Board: Manuel A. Fernandez (through November 15, 2013)

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Lead Director of the Board: Jackie M. Ward

•

Active participation by all Directors, including the CEO, William J. DeLaney

•

73% independent directors

We believe that the structure of our Board, relying on leadership from both independent and non-independent directors, positions Sysco to benefit from the respective strengths of our CEO, our Executive Chairman and our Lead Director. Following Mr. Fernandez’ retirement from the Board on November 15, 2013, the Board will continue to benefit from the leadership of an independent director, as the Board intends to elect an independent chairperson on or before the date of the 2013 Annual Meeting.

Mr. Fernandez served as the non-executive Chairman of Sysco’s Board of Directors from June 2009 until April 2012, when he was elected as the Board’s Executive Chairman. The Board elected Mr. Fernandez its Executive Chairman so that he might, among other things, provide additional support to Sysco’s management team with his unique leadership and technological capability, particularly as the Company continued to implement its business transformation. Mr. Fernandez also focused his time on strategic direction and business development. Mr. Fernandez has notified the Board that he will not seek re-election as a board member at our Sysco Annual Meeting and thus will retire from the Board on that date. As a result, the Board has reduced the size of the Board from eleven to ten members, effective as of the Annual Meeting. Mr. Fernandez will continue to serve as Executive Chairman and as a Board member until the Annual Meeting. The Board intends to elect a new chairperson on or before the date of the 2013 Annual Meeting.

At times when our chairman is not independent or when otherwise appropriate, we utilize an independent Lead Director in order to ensure that the Board continues to maintain an independent thought process that ultimately benefits stockholders. The Lead Director, among other things, reviews meeting schedules and agendas with the Executive Chairman of the Board and serves as the primary liaison between the independent directors and the Executive Chairman of the Board.

The independent directors meet in executive session at least once a year, without the other directors present, and the Lead Director presides at such meetings. The non-management directors meet regularly without the CEO or any other member of management present and in fiscal 2013 met nine times. Ms. Ward, as Lead Director, presided over the sessions of the non-management and independent directors in fiscal 2013. The directors anticipate that the Lead Director, an independent chairman (if selected) or another independent director, will preside over these meetings in fiscal 2014.

Communicating with the Board

Interested parties may communicate with the Lead Director, the non-management directors or independent directors as a group and the individual members of the Board by confidential web submission or by mail. All such correspondence will be delivered to the parties to whom they are addressed. The Board requests that items unrelated to the duties and responsibilities of the Board not be submitted, such as product inquiries and complaints, job inquiries, business solicitations and junk mail. You may access the form to communicate by confidential web submission in the corporate governance section of Sysco’s website under “Investors — Corporate Governance— Contact the Board” at www.sysco.com. You can contact any of our Directors by mail in care of the Office of the Corporate Secretary, Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077.

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Board Meetings and Committees

During fiscal 2013, the Board held nine meetings, including five regular meetings and four special meetings, and committees of the Board held a total of 34 meetings. Overall attendance at such meetings was approximately 96%. Each director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during fiscal 2013. The Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, a Corporate Sustainability Committee, a Finance Committee, and an Executive Committee. Current copies of the written charters for the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Finance Committee and the Corporate Sustainability Committee are published on our website under “Investors— Corporate Governance— Committees” at www.sysco.com. The current membership and primary responsibilities of the committees are summarized in the following table.

Committee Name and Members	Primary Responsibilities	Fiscal 2013 Meetings
Audit(1) Mr. Tilghman (Chair) Mr. Hafner Dr. Koerber Ms. Newcomb

•

Oversees and reports to the Board with respect to various auditing and accounting matters, including the selection of the independent public accountants, the scope of audit procedures, the nature of all audit and non-audit services to be performed by the independent public accountants, the fees to be paid to the independent public accountants, and the performance of the independent public accountants

•

Oversees and reports to the Board with respect to Sysco’s accounting practices and policies

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Responsible for discussing the Company’s policies with respect to risk assessment and risk management, including discussion of enterprise-wide guidelines and policies to govern the process by which risk assessment and management is undertaken

•

Oversees and reports to the Board with respect to compliance with legal and regulatory requirements, corporate accounting, reporting practices and the integrity of the financial statements of the Company nine
Compensation(2)(3) Mr. Cassaday (Chair) Dr. Craven Mr. Glasscock Ms. Ward

•

Establishes compensation policies that effectively attract, retain and motivate executive officers

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Establish and approve all compensation of the CEO and the other senior officers, including the named executive officers

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Oversees the administration of Sysco’s qualified and nonqualified benefit plans, incentive compensation plans, equity-based plans and Sysco’s group benefit medical plan

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Appropriately delegates and oversees compensation and granting authority, except for decisions that impact the compensation of Sysco’s CEO and executive officers

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Oversees administrative committees or individuals delegated oversight of employee and executive benefit plans

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Amends, establishes or terminates any benefit plan that is maintained primarily for the benefit of Sysco’s senior officers

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Resolves claims under any benefit plan with respect to any senior officer ten
Corporate Governance and Nominating(2) Ms. Ward (Chair) Mr. Cassaday Dr. Craven Mr. Glasscock

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Proposes directors, committee members and officers to the Board for election or reelection

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Oversees the evaluation of management, including the CEO

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Reviews the performance of the members of the Board and its committees

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Recommends to the Board the annual compensation of non-employee directors

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Reviews related party transactions

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Reviews and makes recommendations regarding the organization and effectiveness of the Board and its committees, the establishment of corporate governance principles, the conduct of meetings, succession planning and Sysco’s Governing Documents

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Reviews and makes recommendations regarding changes to Sysco’s Codes of Conduct, periodically reviews overall compliance with the Codes and approves any waivers to the Codes given to Sysco’s executive officers and directors

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Monitors compliance with and approves waivers to Sysco’s Policy on Trading in Company Securities.

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Corporate Sustainability Dr. Craven (Chair) Mr. Glasscock Mr. Golden Mr. Hafner

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Reviews and acts in an advisory capacity to the Board and management with respect to policies and strategies that affect Sysco’s role as a socially responsible organization as well as Sysco’s long-term sustainability

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Reviews, evaluates, and provides input on Sysco’s Sustainability Strategy, which focuses on Food, Operations, and Community, and on implementation of the strategy

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Reviews philanthropic giving, agriculture programs, and warehouse and transportation initiatives designed to improve the environmental impact of the company

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Reviews external disclosures on sustainability matters such as Sysco’s annual sustainability report and Carbon Disclosure Project (CDP) surveys three
Finance Committee Mr. Hafner (Chair) Mr. DeLaney Mr. Fernandez Mr. Golden Dr. Koerber Ms. Newcomb Mr. Tilghman

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Assist the Board in satisfying its fiduciary responsibilities relating to Sysco’s financial performance and financial planning

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Reviews policies regarding capital structure, dividends and liquidity

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Reviews and recommends the sale or issuance of equity and debt securities

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Reviews acquisitions and financing alternatives

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Reviews and approves certain capital expenditures

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Reviews and recommends insurance risk management strategies as proposed by management;

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Approves and monitors high-level investment and funding objectives and investment performance and funding of Sysco’s tax-qualified retirement plans and non-qualified retirement and deferred compensation plans

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Reviews and oversees Sysco’s information technology and security matters

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Assists the Audit Committee in reviewing and overseeing Sysco’s environmental, health and safety matters and related regulatory compliance four
Executive Mr. Fernandez (Chair) Mr. Cassaday Mr. DeLaney Mr. Hafner Mr. Tilghman Ms. Ward	• Exercise all of the powers of the Board when necessary, to the extent permitted by applicable law	zero

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(1)

Each member of the Audit Committee has been determined by the Board to be independent, as defined in the NYSE’s listing standards, Section 10A of the Securities Exchange Act of 1934 and the Company’s Corporate Governance Guidelines. Each member of the Audit Committee is financially literate and the Board has determined that Messrs. Hafner and Tilghman and Ms. Newcomb each meet the definition of an audit committee financial expert as promulgated by the Securities and Exchange Commission. No Audit Committee member serves on the audit committees of more than two other companies.

(2)

Each member of the Committee has been determined by the Board to be independent, as defined in the NYSE’s listing standards and the Company’s Corporate Governance Guidelines.

(3)

Except for decisions that impact the compensation of Sysco’s CEO, the Compensation Committee is generally authorized to delegate any decisions it deems appropriate to a subcommittee. In such a case, the subcommittee must promptly make a report of any action that it takes to the full Compensation Committee. In addition, the Compensation Committee may delegate to any one or more members of the Board its full equity grant authority with respect to any equity-based grants other than grants made to officers that are subject to reporting obligations under Section 16 of the Securities Exchange Act of 1934; and the Compensation Committee has delegated such authority to Mr. DeLaney with respect to certain non-executive employees, subject to specified limitations. In carrying out its duties, the Compensation Committee may also delegate its oversight of Sysco’s employee and executive benefit plans to any administrative committees of the respective plans or to such officers or employees of Sysco as the Compensation Committee deems appropriate, except that it may not delegate its powers to amend, establish or terminate any benefit plan that is maintained primarily for the benefit of Sysco’s senior officers, resolve claims under a benefit plan with respect to any senior officer, or modify the compensation of any senior officer as provided under any nonqualified or executive incentive compensation plan. For a detailed description of the Compensation Committee’s processes and procedures for consideration and determination of executive compensation, including the role of executive officers and compensation consultants in recommending the amount and form of executive compensation, see “— Compensation Consultants,” and “Compensation Discussion and Analysis.”

Director Independence

Director Independence

Our Corporate Governance Guidelines require that at least a majority of our directors meet the criteria for independence that the New York Stock Exchange has established for continued listing, as well as the additional criteria set forth in the Guidelines. Additionally, we require that all members of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee be independent and that all members of the Audit Committee satisfy the additional requirements of the New York Stock Exchange and applicable rules promulgated under the Securities Exchange Act of 1934.

Under New York Stock Exchange listing standards, to consider a director to be independent, we must determine that he or she has no material relationship with Sysco other than as a director. The standards specify the criteria by which we must determine whether directors are independent, and contain guidelines for directors and their immediate family members with respect to employment or affiliation with Sysco or its independent public accountants.

In addition to the NYSE’s standards for independence, our Corporate Governance Guidelines contain categorical standards that provide that the following relationships will not impair a director’s independence:

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if a Sysco director is an executive officer of another company that does business with Sysco and the annual sales to, or purchases from, Sysco are less than two percent of the annual revenues of the company he or she serves as an executive officer;

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if a Sysco director is an executive officer of another company which is indebted to Sysco, or to which Sysco is indebted, and the total amount of either company’s indebtedness to the other is less than two percent of the total consolidated assets of the company he or she serves as an executive officer, so long as payments made or received by Sysco as a result of such indebtedness do not exceed the two percent thresholds provided above with respect to sales and purchases; and

•

if a Sysco director serves as an officer, director or trustee of a tax-exempt charitable organization, and Sysco’s discretionary charitable contributions to the organization are less than two percent of that organization’s total annual charitable receipts; Sysco’s automatic matching of employee charitable contributions will not be included in the amount of Sysco’s contributions for this purpose.

The Board of Directors has reviewed all relevant relationships of the directors with Sysco. The relationships reviewed included those described under “Certain Relationships and Related Transactions,” and several relationships that did not automatically make the individual non-independent under the NYSE standards or our Corporate Governance Guidelines, either because of the type of affiliation between the director and the other entity or because the amounts involved did not meet the applicable thresholds. These additional relationships include the following (for purposes of this section, “Sysco”, “we,” “us” and “our” include our operating companies):

•

Mr. Cassaday serves as a director of Irving Oil Limited (formerly Fort Reliance), which is one of our suppliers;

•

Dr. Craven serves as a member of the Board of Directors of Luby’s, Inc., which is one of our customers;

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Mr. DeLaney, our CEO and non-independent director, serves as a member of the Board of Directors of Express Scripts, Inc., which is our prescription drug service provider for our employees;

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Mr. Fernandez, our Executive Chairman and non-independent director, serves as a member of the Board of Directors of Flowers Foods, Inc., which is one of our suppliers, and was former Chairman, President and CEO of Gartner, Inc., a technology firm that provides certain services to which we subscribe;

•

During fiscal year 2013, Mr. Glasscock served as a director of Sprint Nextel Corp., which is one of our suppliers;

•

Mr. Hafner serves as a Trustee of The Kinkaid School, which is one of our customers; Mr. Hafner also serves on the boards or committees of several non-profit organizations to which Sysco makes donations; in addition, Mr. Hafner serves as a member of the President’s Advisory Council of the University of Houston — Downtown, which purchases our products through subcontracting arrangements;

•

Ms. Newcomb was a director of Moody’s Corporation during fiscal 2011, which provides credit ratings for certain of our debt obligations;

•

Mr. Tilghman is the former Chairman and a former trustee of the Colonial Williamsburg Foundation, a former director of the Colonial Williamsburg Company and a director of The Coral Bay Club; all three of these organizations are our customers;

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•

Ms. Ward is a director of Flowers Foods, Inc., which is one of our suppliers, during fiscal year 2013, she served as a director of WellPoint, Inc. which is paid by Sysco’s insurer for services rendered to covered Sysco employees, and her granddaughter’s husband works for one of Sysco’s subsidiaries as a marketing associate.

After reviewing such information, the Board of Directors has determined that each of Mr. Cassaday, Dr. Craven, Mr. Glasscock, Mr. Hafner, Dr. Koerber, Ms. Newcomb, Mr. Tilghman and Ms. Ward has no material relationship with Sysco and is independent under the NYSE standards and the categorical standards set forth in the Corporate Governance Guidelines and described above. Mr. DeLaney, Mr. Fernandez and Mr. Golden are not currently considered to be independent. The Board has also determined that each member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee is independent. Our Corporate Governance Guidelines also provide that no independent director who is a member of the Audit, Compensation or Corporate Governance and Nominating Committees may receive any compensation from Sysco other than in his or her capacity as a non-employee director or committee member. The Board has determined that no non-employee director received any compensation from Sysco at any time since the beginning of fiscal 2013, other than in his or her capacity as a non-employee director, committee member, committee chairman, lead director or non-executive Chairman of the Board.

Certain Relationships and Related Person Transactions

Related Person Transactions Policies and Procedures

The Board has adopted written policies and procedures for review and approval or ratification of transactions with related persons. We subject the following related persons to these policies: directors, director nominees, executive officers, beneficial owners of more than five percent of our stock and any immediate family members of these persons.

We follow the policies and procedures below for any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which Sysco was or is to be a participant, the amount involved exceeds $100,000, and in which any related person had or will have a direct or indirect material interest. These policies specifically apply without limitation to purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by Sysco of a related person. The Board of Directors has determined that the following do not create a material direct or indirect interest on behalf of the related person, and are, therefore, not related person transactions to which these policies and procedures apply:

•

Interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction; or

•

Interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest, other than a general partnership interest, in another entity which is a party to the transaction; or

•

Interests arising from both the position and ownership level described in the two bullet points above; or

•

Interests arising solely from the ownership of a class of Sysco’s equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis, such as dividends; or

•

A transaction that involves compensation to an executive officer if the compensation has been approved by the Compensation Committee, the Board of Directors or a group of independent directors of Sysco performing a similar function; or

•

A transaction that involves compensation to a director for services as a director of Sysco if such compensation will be reported pursuant to Item 402(k) of Regulation S-K.

Any of our employees, officers or directors who have knowledge of a proposed related person transaction must report the transaction to our General Counsel. Whenever practicable, before the transaction goes effective or becomes consummated, the Corporate Governance and Nominating Committee of the Board of Directors will review and approve the proposed transaction in accordance with the terms of this policy. If the General Counsel determines that it is not practicable to obtain advance approval of the transaction under the circumstances, the Committee will review and, in its discretion may ratify, the transaction at its next meeting. In addition, the Board of Directors has delegated to the Chair of the Committee the authority to pre-approve or ratify, as applicable, any related person transaction in which the aggregate amount involved is expected to be less than $500,000.

In addition, if a related person transaction is ongoing in nature and the Committee has previously approved it, or the transaction otherwise already exists, the Committee will review the transaction during its first meeting of each fiscal year to:

•

ensure that such transaction has been conducted in accordance with the previous approval granted by the Committee, if any;

•

ensure that Sysco makes all required disclosures regarding the transaction; and

•

determine if Sysco should continue, modify or terminate the transaction.

We will consider a related person transaction approved or ratified if the transaction is authorized by the Corporate Governance and Nominating Committee or the Chair, as applicable, in accordance with the standards described below, after full disclosure of the related person’s interests in the transaction. As appropriate for the circumstances, the Committee will review and consider such of the following as it deems necessary or appropriate:

•

the related person’s interest in the transaction;

•

the approximate dollar value of the amount involved in the transaction;

•

the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•

whether the transaction was undertaken in Sysco’s ordinary course of business;

•

whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to Sysco than terms that could have been reached with an unrelated third party;

•

the purpose of, and the potential benefits to Sysco of, the transaction; and

•

any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

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The Committee will review such additional information about the transaction as it in its sole discretion shall deem relevant. The Committee may approve or ratify the transaction only if the Committee determines that, based on its review, the transaction is in, or is not inconsistent with, the best interests of Sysco. The Committee may, in its sole discretion, impose such conditions as it deems appropriate on Sysco or the related person when approving a transaction. If the Committee or the Chair, as applicable, does not ratify a related person transaction, we will either rescind or modify the transaction, as the Committee or the Chair, as applicable, directs, as soon as practicable following the failure to ratify the transaction. The Chair will report to the Committee at its next regularly scheduled meeting any action that he or she has taken under the authority delegated pursuant to this policy. If any director has an interest in a related person transaction, he or she is not allowed to participate in any discussion or approval of the transaction, except that the director is required to provide all material information concerning the transaction to the Committee.

Transactions with Related Persons

Mr. Golden, one of our directors, is the sole stockholder of Jonathan Golden, P.C., a partner in the law firm of Arnall Golden Gregory LLP, Atlanta, Georgia, which provided legal services to Sysco during fiscal 2013 and continues to do so in fiscal 2014. During fiscal 2013, Sysco incurred approximately $2.5 million in legal fees and disbursements related to these services. We believe the amounts were fair and reasonable in view of the level and extent of services rendered. Due to this relationship, Mr. Golden is not considered to be an independent director under the NYSE standards or the categorical standards set forth in Sysco’s Corporate Governance Guidelines.

Michael W. Green’s brother-in-law works for, and handles the account for, Red Gold, Inc., a company which supplies tomato products to Sysco. Sysco paid Red Gold approximately $52.9 million during fiscal 2013. Mr. Green’s sister and brother-in-law own Sunrise Café, one of Sysco’s customers. Sysco and its affiliates sold approximately $146,000 in product to Sunrise Café during fiscal 2013. Mr. Green serves as our Executive Vice President and President of Foodservice Operations.

Ms. Twila Day, who is not an executive officer, is the wife of William Day, our Executive Vice President, Merchandising. Ms. Day previously served as Sysco’s Vice President and Chief Information Officer from December 2005 until January 2010, when she was promoted to Senior Vice President and Chief Information Officer, and served in this position until her departure from Sysco effective June 29, 2013. With respect to fiscal 2013, we paid Ms. Day a base salary of $383,333, and she received a MIP annual incentive award of $153,384, which we paid in August 2013. Ms. Day received a CPU grant in November 2012 of 256,667 units with a target value of $1 each (total target value of $256,667), which would have been payable following conclusion of fiscal 2015 if all specified criteria were met; however, these CPUs were forfeited upon her departure from the Company. See “Executive Compensation— Cash Performance Unit Plan.” In November 2012, Ms. Day received a grant of stock options to purchase 64,167 shares of common stock, and a grant of 8,379 restricted stock units pursuant to our 2007 Stock Incentive Plan. The options had a grant date fair value as calculated in accordance with Accounting Standards Codification (ASC) 718, “Compensation— Stock Compensation” of $205,334 and the restricted stock units were valued at $251,035, based on the closing price of Sysco common stock on the last business day prior to grant of $29.96 per share. In November 2012, 1,000, 2,833, and 3,004 restricted stock units that were granted to Ms. Day in November 2009, 2010 and 2011, respectively, fully vested. In August 2012, Ms. Day received a $20,913.48 payment with respect to the September 2008 CPU grant. In August 2013, Ms. Day received a payment of $144,698 with respect to the 2011 CPU grant. Prior to her departure, she was also a participant in the SERP, the EDCP, the MSP and other regular and customary employee benefit plans, programs and benefits generally available to our officers, including those described in the “Compensation Discussion and Analysis” section, under the heading “What We Paid and Why.” She was fully vested in the SERP and EDCP upon her departure. In July 2013, Ms. Day received a lump sum separation payment of $1,155,000.

The Corporate Governance and Nominating Committee has approved all of the above transactions in accordance with the disclosed policies and procedures.

Risk Oversight

One of the primary oversight functions of the Board is to ensure that Sysco has an appropriate risk management process in place that is commensurate with both the short and long-term goals of the Company. In order to effectively fulfill this oversight role, the Board relies on various individuals and committees within management and among our Board members. See “Board of Directors Matters— Election of Directors at 2013 Annual Meeting (Item I) —Director Qualifications” and “Board of Directors Matters—Board Composition” below for a description of individual director qualifications, including risk management experience.

Management is responsible for identifying, managing and mitigating risks, and reports directly to the Audit Committee and the Board on a regular basis with respect to risk management. As discussed above under “Board Meetings and Committees of the Board,” the Audit Committee reviews Sysco’s process by which management assesses and manages the Company’s exposure to risk. The Audit Committee also makes recommendations to the Board of Directors with respect to the process by which members of the Board and relevant committees will be made aware of the Company’s significant risks, including recommendations regarding what committee of the Board would be most appropriate to take responsibility for oversight of management with respect to the most material risks faced by the Company. On an annual basis management reviews with the Board the key enterprise risks identified in the process, such as strategic, operational, financial, compliance and reputation risks, as well as management’s process for addressing and mitigating the potential effects of such risks. Through this process Sysco has developed enhanced risk management procedures that include frequent discussion and prioritization of key risk issues by the executive management team, enhanced tracking and monitoring of risk information and identification of particular risks for which management intends to develop or enhance Sysco’s management and mitigation plans.

The Board’s committees help oversee the risk management process within the respective areas of the committees’ delegated oversight authority. The Audit Committee is primarily responsible for hiring and evaluating our independent auditor, review of our internal controls, oversight of our internal audit function, oversight of customer credit risk, reviewing contingent liabilities that may be material to the Company and various regulatory and compliance oversight functions. The Compensation Committee is responsible for ensuring that our executive compensation policies and practices do not incentivize excessive or inappropriate risk-taking by employees. The Corporate Governance and Nominating Committee monitors risk by ensuring that proper corporate governance standards are maintained, that the Board is comprised of qualified Directors, and that qualified individuals are chosen as senior officers. The Finance Committee oversees risks involving capital structure of the enterprise, including borrowing, liquidity, allocation of capital, major capital transactions and expenditures, funding of benefit plans, credit/counterparty risk and investment risk. The Executive Chairman of the Board and the Lead Director work together to coordinate the flow of information regarding risk oversight from each respective committee to the independent Directors and participate in the review of the agenda for each Board and Committee meeting. As the areas of oversight among committees sometimes overlap, committees may hold joint meetings when appropriate and address certain risk oversight issues at the full Board level. The Board considers risk in evaluating the Company’s strategy, including specific strategic and emerging risks, and annually reviews and approves corporate goals and capital budgets. The Board also monitors any specific risks for which it has chosen to retain oversight rather than delegating oversight to one of its committees, such as risks related to our Business Transformation Project.

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Codes of Conduct

We require all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, to comply with our Code of Conduct applicable to Sysco employees to help ensure that we conduct our business in accordance with the highest standards of moral and ethical behavior. This Code of Conduct addresses the following, among other topics:

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professional conduct, including customer relationships, equal opportunity, payment of gratuities and receipt of payments or gifts,

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competition and fair dealing,

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compliance with the Foreign Corrupt Practices Act,

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political contributions,

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antitrust,

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conflicts of interest,

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legal compliance, including compliance with laws addressing insider trading,

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financial disclosure,

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intellectual property, and

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confidential information.

Our Code, which was amended and restated in August 2010, effective as of November 1, 2010, requires strict adherence to all laws and regulations applicable to our business and requires employees to report any violations or suspected violations of the Code. In August 2010, we also adopted a separate Code of Conduct applicable to non-employee directors that is similar in scope to the employee Code but is tailored to the issues and concerns facing Sysco directors. We have published the Codes of Conduct for employees and non-employee directors on our website under “Investors— Corporate Governance” at www.sysco.com. We intend to disclose any future amendments to or waivers of our Code applicable to our principal executive officer, principal financial officer, principal accounting officer and controller, as well as any employees performing similar functions, on our website at www.sysco.com under the heading “Investors— Corporate Governance.”

Reporting a Concern or Violation

Our Code of Conduct explains that there are multiple channels for an employee to report a concern, including to his or her manager, human resource professional or legal counsel, to our internal audit department, or to the Sysco Associate Hotline, which is monitored by Global Compliance. Our Global Compliance Hotline is available 24 hours a day, seven days a week, to receive calls or web submissions from anyone wishing to report a concern or complaint, anonymous or otherwise. Our HotLine contact information can be found on our website at www.sysco.com under the heading “Investors— Corporate Governance—Contact the Board.”

Any report to any one of our multiple channels for reporting concerns that raise a concern or allegation of impropriety relating to our accounting, internal controls or other financial or audit matters is immediately forwarded to the Office of the General Counsel, which is then responsible for reporting such matters, unfiltered, to the Chair of our Audit Committee. All such matters are investigated and responded to in accordance with the procedures established by the Audit Committee to ensure compliance with the Sarbanes-Oxley Act of 2002.

Compensation Consultants

Since September 2009, the Compensation Committee has retained Compensation Advisory Partners (“CAP”) as its executive compensation consultant. Retained by and reporting directly to the Compensation Committee, CAP has provided the Committee with assistance in evaluating Sysco’s executive compensation programs and policies, and, where appropriate, has assisted with the redesign and enhancement of elements of the programs. The scope of CAP’s assignments in fiscal 2013 included:

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Assistance with proxy disclosure issues;

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Review of long-term incentive program design and assistance with determination of awards;

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Provision of external perspective on executive compensation, including development of key trends reports regarding executive compensation, evolving best practices and relevant regulatory changes;

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Review of the total compensation program, including competitive peer group comparisons and analysis, and analysis of executive benchmark positions and competitive levels in relation to broader market survey data, and assessment of annual NEO pay and performance relationship versus the peer group; and

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Periodic compensation consulting at the request of the Compensation Committee and management.

CAP also advises the Corporate Governance and Nominating Committee with respect to non-employee director compensation. At the Corporate Governance and Nominating Committee’s request, CAP has provided data regarding the amounts and type of compensation paid to non-employee directors at the companies in Sysco’s peer group, and has also identified trends in director compensation. All decisions regarding non-employee director compensation are recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors. In addition to providing background information and written materials, CAP representatives attend meetings at which the Committee Chairmen believe that their expertise would be beneficial to the Committees’ discussions. Neither CAP nor any of its affiliates provided any additional services to Sysco and its affiliates in fiscal 2013 or in fiscal 2014 through the date of the proxy statement. Sysco does not expect CAP to provide any such services to Sysco during the remainder of fiscal 2014. The Compensation Committee has determined CAP to be independent from the company and that no conflicts of interest exist related to CAP’s services provided to the Compensation Committee. See “Compensation Discussion and Analysis– How Executive Pay is Established—Committee Oversight.”

Since September 2010, Towers Watson (“TW”) has provided advice directly to Sysco’s management team and has assisted management in making recommendations to the Compensation Committee and the Board of Directors with respect to certain aspects of executive compensation. In this capacity, TW has consulted directly with management and provided, among other things, reports based on TW’s proprietary data and information regarding market benchmarks. The Compensation Committee’s decisions are indirectly impacted by input from TW that is presented by management, and such information is used by the Committee in its dialogue with CAP representatives.

BOARD OF DIRECTORS MATTERS

We believe that our directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of Sysco’s stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have a Board representing a range of backgrounds and experiences in areas that are relevant to the company’s activities so that the Board, as a whole, possesses the combination of skills, professional experience, and diversity of backgrounds necessary to oversee Sysco’s business. In particular, we place a high level of importance on knowledge and experience specific to and relevant in our industry, with nine directors with direct food industry experience.

All of our Directors possess all of the following characteristics:

1. Integrity and Accountability: Directors must have demonstrated high ethical standards and integrity in their personal and professional dealings, and must be willing to act on – and remain accountable for – their boardroom decisions.

2. Informed Judgment: Directors must be able to provide wise, thoughtful counsel on a broad range of issues and must possess high intelligence and wisdom which is applied in decision making.

3. Financial Literacy: Directors must be financially literate and should know how to read a balance sheet, an income statement and a cash flow statement, and they should understand the use of financial ratios and other indices for evaluating Company performance.

4. Mutual Confidence: Directors must value Board and team performance over individual performance, must possess respect for others, be open to other opinions and be willing to listen. Directors must be assertive, responsible and supportive while being willing to raise tough questions in a manner that encourages open discussion.

5. High Performance Standards and Leadership: Directors must have a history of achievements that reflect high standards of performance by themselves and the persons they lead.

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Election of Directors at 2013 Annual Meeting (Item 1)

Election Process

The company’s Bylaws provide for majority voting in uncontested director elections. Majority voting means that directors are elected by a majority of the votes cast— that is, the number of shares voted “for” a director must exceed the number of shares voted “against” that director. Any incumbent director who is not re-elected in an election in which majority voting applies shall tender his or her resignation promptly following certification of the stockholders’ vote. The Corporate Governance and Nominating Committee shall consider the tendered resignation and recommend to the Board whether to accept or reject the resignation offer, or whether other action should be taken. The director who tenders his or her resignation shall not participate in the recommendation of the committee or the decision of the Board with respect to his or her resignation. The Board shall act on the recommendation within 120 days following certification of the stockholders’ vote and shall promptly disclose its decision regarding whether to accept the director’s resignation offer. In contested elections, where there are more nominees than seats on the Board as of the record date of the meeting at which the election will take place, directors are elected by a plurality vote. This means that the nominees who receive the most votes of all the votes cast for directors will be elected.

Nomination Process

The Corporate Governance and Nominating Committee is responsible for identifying and evaluating candidates for election to Sysco’s Board of Directors. In considering candidates for election to the Board, the Committee will determine the incumbent directors whose terms expire at the upcoming Annual Meeting and who wish to continue their service on the Board. The Committee will also identify and evaluate new candidates for election to the Board for the purpose of filling vacancies. The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, Sysco’s management and stockholders who beneficially own individually or as a group at least five percent of Sysco’s outstanding shares for at least one year and who have expressed an interest in recommending director candidates. In evaluating candidates, the Committee will consider the absence or presence of material relationships with Sysco that might impact independence, as well as the diversity, age, skills, experience, time available and the number of other boards the candidate sits on in the context of the needs of the Board and Sysco, and such other criteria as the Committee shall determine to be relevant at the time. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. Where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

The Committee will also consider candidates recommended by stockholders. The Committee will evaluate such recommendations using the same criteria that it uses to evaluate other candidates. Stockholders can recommend candidates for consideration by the Committee by writing to the Corporate Secretary, 1390 Enclave Parkway, Houston, Texas 77077, and including the following information:

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the name and address of the stockholder;

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the name and address of the person to be nominated;

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a representation that the stockholder is a holder of the Sysco stock entitled to vote at the meeting to which the director recommendation relates;

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a statement in support of the stockholder’s recommendation, including a description of the candidate’s qualifications;

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information regarding the candidate as would be required to be included in a proxy statement filed in accordance with the rules of the Securities and Exchange Commission; and

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the candidate’s written, signed consent to serve if elected.

The Committee typically recommends director candidates to the Board in early July of each year. The Committee will consider in advance of Sysco’s next Annual Meeting of stockholders those director candidate recommendations that the Committee receives by May 1st.

With respect to all incumbent and new candidates that the Committee believes merit consideration, the Committee will:

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cause to be assembled information concerning the background and qualifications of the candidate, including information required to be disclosed in a proxy statement under the rules of the SEC or any other regulatory agency or exchange or trading system on which Sysco’s securities are listed, and any relationship between the candidate and the person or persons recommending the candidate;

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determine if the candidate satisfies the qualifications required by the company’s Corporate Governance Guidelines of candidates for election as director, as set forth above;

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determine if the candidate possesses qualities, experience or skills that the Committee has determined to be desirable;

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consider the contribution that the candidate can be expected to make to the overall functioning of the Board;

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consider the candidate’s capacity to be an effective director in light of the time required by the candidate’s primary occupation and service on other boards;

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consider the extent to which the membership of the candidate on the Board will promote diversity among the directors; and

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consider, with respect to an incumbent director, whether the director satisfactorily performed his or her duties as director during the preceding term, including attendance and participation at Board and Committee meetings, and other contributions as a director.

In its discretion, the Committee may designate one or more of its members, or the entire Committee, to interview any proposed candidate. Based on all available information and relevant considerations, the Committee will recommend to the full Board for nomination those candidates who, in the view of the Committee, are most suited for membership on the Board.

The Committee has not received any recommendations for director nominees for election at the 2013 annual stockholders meeting from any Sysco security holder or group of security holders beneficially owning more than five percent of Sysco’s outstanding common stock.

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If we receive by June 5, 2014 a recommendation of a director candidate from one or more stockholders who have beneficially owned at least five percent of our outstanding common stock for at least one year as of the date the stockholder makes the recommendation, then we will disclose in our next proxy materials relating to the election of directors the identity of the candidate, the identity of the nominating stockholder(s) and whether the Committee determined to nominate such candidate for election to the Board. However, we will not provide this disclosure without first obtaining written consent of such disclosure from both the nominating stockholder and the candidate it is planning to identify. The Committee will maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

Director Qualifications

The Board and the Corporate Governance and Nominating Committee consider the qualification of directors and director candidates individually and in the broader context of the Board’s overall composition and the company’s current and future needs. Below we identify and describe some of the key experience, qualifications and skills that our Corporate Governance and Nominating Committee believes individuals serving as directors of Sysco should collectively bring to the Board, in addition to the key characteristics described above, and that are important in light of our business and structure. The priorities and emphasis of the Corporate Governance and Nominating Committee and of the Board with regard to these factors may change from time to time to take into account changes in our business and other trends, as well as the portfolio of skills and experience of current and prospective Board members.

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Leadership, Corporate Strategy and Development Experience  — The Board believes that experience as a senior executive in a large and complex public, private, government or academic organization enables a director to better oversee the management of the company. Such individuals also bring perspective in analyzing, shaping and overseeing the execution of important operational and policy issues at a senior level, and tend to demonstrate a practical understanding of organizations, strategy, risk management and the methods to drive change and growth. Finally, directors with experience in significant leadership positions generally possess the ability to identify and develop leadership qualities in others, including members of our management team.

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Foodservice Industry or Marketing Experience  — Directors with experience as executives, directors or in other leadership positions in various aspects of the foodservice industry gain extensive knowledge that is valuable to Sysco’s operating plan and strategy, including ways in which Sysco can better fulfill the needs of its customers and suppliers. In addition, as the foodservice market continues to mature, directors with marketing knowledge provide valuable insights as we focus on ways in which Sysco can grow organically by identifying and developing new markets.

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Technology, e-Commerce and Enterprise Resource Planning Experience  — Technology is already an integral part of Sysco’s distribution and supply chain. In addition, we are in the process of implementing a multi-year Business Transformation Project, a component of which, the Enterprise Resource Planning (“ERP”), is designed to combine the systems of many Sysco operating companies into a single system. The use of a single system is expected to drive efficiencies and cost savings through consolidation and standardization, allow us to leverage data to make better decisions as we develop a better enterprise-wide view of the business and enhance our customers’ experience through improved online ordering and customer support systems. Directors with experience in the areas of technology and ERP implementation can provide valuable insights to guide these efforts.

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Distribution/Supply Chain Experience  — Directors that have experience in distribution logistics and supply chain management can help us find ways to optimize warehouse and delivery activities across the Sysco organization to achieve a more efficient delivery of products to our customers.

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Global Experience/Broad International Exposure  — Although Sysco’s primary focus is on growing and optimizing the core foodservice distribution business in North America we continue to explore and identify opportunities to grow our global capabilities in, and source products directly from, international markets. We benefit from the experience and insight of directors with a global business perspective as we identify the best strategic manner in which to expand our operations outside of North America. As Sysco’s reach becomes more global, directors with international business experience can assist us in navigating the business, political, and regulatory environments in countries in which Sysco does, or seeks to do, business.

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Accounting, Finance and Financial Reporting Experience  — An understanding of accounting, finance and financial reporting processes is important for our directors to evaluate our financial statements and capital investments. Although we expect all of our directors to be financially knowledgeable, many of our directors have developed much more extensive experience in accounting and financial matters through their executive leadership roles in the public and private sector.

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Risk Oversight and Risk Management  — The Board oversees management’s efforts to understand and evaluate the types of risks facing Sysco and its business, evaluate the magnitude of the exposure, and enhance risk management practices. Directors with risk management experience can provide valuable insights as Sysco seeks to strike an appropriate balance between enhancing profits and managing risk.

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Public Company Board Experience  — Directors who have served on other public company boards can offer advice and insights with regard to the dynamics and operation of the Board, board practices of other public companies and the relationship between the Board and the management team. Most public company directors also have corporate governance experience to support our goals of Board and management accountability, greater transparency, legal and regulatory compliance and the protection of stockholder interests. Many of our directors currently serve, or have previously served, on the boards of directors of other public companies.

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Diversity  — Our Corporate Governance Guidelines provide that the Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics new Board members should possess as well as the composition of the Board as a whole. This review includes consideration of diversity, age, skills, experience, time available and the number of other boards the member sits on in the context of the needs of the Board and the company, and such other criteria as the Committee shall determine to be relevant at the time. While the Board has not prescribed standards for considering diversity, as a matter of practice it looks for diversity in nominees such that the individuals can enhance perspective and experience through diversity in race, gender, ethnicity, cultural background, geographic origin, education, and professional and life experience. Because we value gender and racial diversity among our Board members, three of our current Board members are women, including one African American, the Chairman of the Board is Hispanic and two of our current Board members are from outside the United States.

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Included in the individual biographies below is a discussion of the most significant aspects of each director’s background that strengthen the Board’s collective qualifications, skills and experience and that the Corporate Governance and Nominating Committee and the Board considered in reaching their conclusion that he or she should continue to serve as a director of Sysco.

Nominees for Election as Directors at the 2013 Annual Meeting

Six directors are to be elected at the meeting. The Board of Directors currently consists of eleven members. Mr. Fernandez is not standing for re-election and will leave the Board effective at the Annual Meeting. As a result, the Board has reduced its size from eleven to ten members effective as of the Annual Meeting. The Board of Directors was previously divided into three classes, and prior to 2012, the directors of only one of the three classes were elected at each annual meeting, for a three-year term. However, at the 2011 annual meeting of stockholders, the stockholders approved an amendment to the Bylaws to provide for the staggered de-classification of the Board, beginning in 2012.

This year, six directors are nominated for election at the annual meeting, for a term of one year only. The Board’s nominees are those directors who were previously designated as Class II and Class III directors, and who are standing for re-election and whose terms expire at this year’s annual meeting. The terms of those directors designated as Class I directors will expire at the 2014 annual meeting. Beginning with the 2014 Annual Meeting, all directors will be elected for a one-year term.

The Board of Directors has nominated the following six persons for election as directors to serve for one-year terms or until their successors are elected and qualified:

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Jonathan Golden

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Joseph A. Hafner, Jr.

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Nancy S. Newcomb

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John M. Cassaday

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Hans-Joachim Koerber

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Jackie M. Ward

Each of the nominees is currently serving as a director of Sysco and was previously designated as a Class II or Class III director. Each of the nominees has consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.

The Board believes that the combination of the various qualifications, skills and experiences of the nominees for election as Directors at the 2013 Annual Meeting would contribute to an effective and well-functioning Board. Set forth below is biographical information for each director, including the nominees for election as a director at the 2013 Annual Meeting. Unless otherwise noted, the persons named below have been engaged in the principal occupations shown for the past five years or longer. In addition to the information described below, many of our directors serve as trustees, directors or officers of various non-profit, educational, charitable and philanthropic organizations.

The Board of Directors recommends a vote FOR each of the nominees listed above.

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Board Composition

Nominees for Election as Directors whose terms expire at the 2014 Annual Meeting (Previously designated as Class II or III Directors):

  Jonathan Golden

Age: 76

Director Since: February 1984

Committees: Finance Committee, Corporate Sustainability Committee

Primary Occupation: Mr. Golden is a partner of Arnall Golden Gregory LLP, counsel to Sysco.

Key Director Qualifications: Mr. Golden is a graduate of Princeton University and Harvard Law School. He also has served as an adjunct professor at Emory Law School in Atlanta for nine years. Mr. Golden, who is not considered an independent director, has developed an extensive knowledge of Sysco’s business through his service as a director of the company since 1984 and through Arnall Golden Gregory LLP, a firm that has served as legal advisor to the company on numerous transactions. Mr. Golden has served as Chairman of that firm for approximately eleven years. He personally has a long history of representing participants in the food industry, including manufacturers, distributors and food industry trade associations. Mr. Golden has gained further experience regarding the distribution and supply chain of foodservice companies as a member of the Board of Directors of a major privately-held food manufacturer that is the leader in the frozen food industry and sells to foodservice customers, particularly in-store bakeries and retail marketplaces. In addition to his legal and regulatory experience and focus on corporate responsibility, Mr. Golden has developed a knowledge of other public company Board practices through his past service on the Boards of The Profit Recovery Group International, Inc., Intermedics, Inc., Automatic Service Company and Butler Shoe Corp.

  Joseph A. Hafner, Jr.

Age: 68

Director Since: November 2003

Committees: Finance Committee (Chair), Audit Committee, Corporate Sustainability Committee

Primary Occupation: Mr. Hafner retired as Chairman of Riviana Foods, Inc. in 2006, a position he had held since March 2005. He served as President and Chief Executive Officer of Riviana from 1984 until March 2004.

Key Director Qualifications: Mr. Hafner attended Dartmouth College, where he graduated cum laude, then earned a master of business administration degree with high distinction from Dartmouth’s Amos Tuck School of Business Administration. After graduation, Mr. Hafner served for two years in the Latin American Internship Program of Cornell University and the Ford Foundation in Lima, Peru, followed by two years with the Arthur Andersen & Co. accounting firm in Houston. In 1972, Mr. Hafner began his career with Riviana Foods, Inc. in Guatemala City as Controller of Riviana’s Central American Division. For over 30 years, Mr. Hafner worked in positions of increasing authority for Riviana, a company that processed, marketed and distributed rice products in the U.S. and Europe, as well as other food products in Central America and Europe. Mr. Hafner continued his international exposure through the oversight of Riviana’s rice operations in South Africa and Australia. His career culminated in his service as President and CEO of Riviana for over 20 years, providing him with experience in the areas of leadership, corporate strategy and development, the foodservice industry, distribution and supply chains, finance and accounting and international operations. In addition, Mr. Hafner has developed finance and accounting expertise during his career at Arthur Andersen and Riviana and is a member of the American Institute of Certified Professional Accountants.

  Nancy S. Newcomb

Age: 68

Director Since: February 2006

Committees: Audit Committee, Finance Committee

Primary Occupation: Ms. Newcomb served as Senior Corporate Officer, Risk Management, of Citigroup from May 1998 until her retirement in 2004. She served as a customer group executive of Citicorp (the predecessor corporation of Citigroup) from December 1995 to April 1998, and as a division executive, Latin America from September 1993 to December 1995. From January 1988 to August 1993 she was the principal financial officer, responsible for liquidity, funding and capital management.

Other Boards: Ms. Newcomb is a director of The DIRECTV Group, Inc., and during the last five years, was a director of Moody’s Corporation.

Key Director Qualifications: Ms. Newcomb is a graduate of Connecticut College and received a Master’s Degree in Economics from Boston University. She also graduated from Harvard Business School’s Program for Management Development. Ms. Newcomb’s 35-year career with Citigroup, a major international financial services company, and its predecessors Citicorp and Citibank, provided her with experience in the areas of leadership, corporate strategy and development, finance, risk management and international operations. Ms. Newcomb developed extensive risk management experience throughout her career, including holding the position of Citigroup’s Senior Corporate Officer of Risk Management for the last six years of her career. In the area of Finance and International Operations, Ms. Newcomb served as Citigroup’s Principal Financial Officer, responsible for liquidity, funding and capital management. She has had extensive international experience as head of worldwide treasury operations in over 100 countries, and co-head of Citigroup’s global, multinational customer business.

  John M. Cassaday

Age: 60

Director Since: November 2004

Committees: Compensation Committee (Chair), Corporate Governance and Nominating Committee

Primary Occupation: Since September 1999, Mr. Cassaday has served as President and Chief Executive Officer, as well as a director, of Corus Entertainment Inc., a media and entertainment company based in Canada.

Other Boards: Mr. Cassaday is a director of Manulife Financial Corporation, a director of Corus Entertainment Inc., and a director of privately held company Irving Oil Limited.

Key Director Qualifications: Mr. Cassaday earned a Bachelor of Arts degree from the University of Western Ontario and a Master of Business Administration Degree with honors from the University of Toronto’s Rotman School of Management. Prior to his current position as the founding President and CEO of Corus Entertainment Inc., a Canadian leader in radio and specialty television, Mr. Cassaday served as President and CEO of CTV Television Network Ltd. Mr. Cassaday’s career prior to broadcasting included executive positions in a number of leading packaged goods companies including RJR-Macdonald, Inc., General Foods Corporation and Campbell Soup Company, where he gained food processing and food safety experience while advancing through positions in sales, marketing, and strategic planning in Canada, the United States, and the United Kingdom. His career at Campbell’s culminated in service as President of Campbell Soup Company’s operations in Canada and then the United Kingdom. Mr. Cassaday gained additional foodservice experience through his service as a director of Loblaw Companies Limited, Canada’s largest food distributor, and of J.M. Schnieder, a meat processing company. This background has provided Mr. Cassaday with extensive experience and knowledge in the areas of leadership, corporate strategy and development, the foodservice industry, distribution and supply chains, marketing, international operations, accounting, finance and financial reporting. In addition, Mr. Cassaday’s service on the Board of Directors of Manulife Financial Corporation has provided a greater understanding of risk management and global compensation considerations. Mr. Cassaday has received many business, industry and charitable honors, including designation as the most distinguished alumni of the University of Toronto’s Rotman School of Management in 1998, receipt of the Gold Medal from the Association of Canadian Advertisers in 2004 (which recognizes individuals who have made an outstanding contribution to the advancement of marketing communications in Canada) and induction in the Marketing Hall of Legends of Canada in 2006. In 2013, Mr. Cassaday was inducted into the Order of Canada, Canada’s highest civilian honor.

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  Hans-Joachim Koerber

Age: 67

Director Since: January 2008

Committees: Audit Committee, Finance Committee

Primary Occupation: Dr. Koerber served as the chairman and chief executive officer of METRO Group, Germany’s largest retailer, from 1999 until his retirement in October 2007.

Other Boards: Dr. Koerber is chairman of the board of directors of Air Berlin PLC, as well as a director of several private European companies, including Klüh Service management GmbH, WEPA Industrieholding SE, DAW SE, and Eurocash SA (since June 2013).

Key Director Qualifications: Dr. Koerber earned a degree as a Master Brewer in Brewing Technology and a Ph.D. in Business Management from the Technical University of Berlin. Dr. Koerber began his career in the beverage industry, including management positions in which he was responsible for finance and accounting, information technology, purchasing and personnel. He first became involved with the company that would eventually become METRO when he joined the predecessor company’s cash-and-carry, self-service wholesale company in charge of finance and accounting, controlling, logistics and information technology. His responsibilities continued to expand to include international cash-and-carry activities in six countries. When METRO AG was formed in 1996, Dr. Koerber became part of the METRO management board. His responsibilities included corporate development, corporate communications and investor relations and he became chairman and chief executive officer in 1999. Dr. Koerber introduced a new management style, streamlined the company to focus on four of the original 16 business divisions in order to remain competitive and achieve profitability, adopted international accounting standards and rapidly developed METRO’s international presence, including hands-on experience in expanding METRO into Eastern Europe and Asia, including China and India. These efforts helped make METRO Germany’s largest retailer, operating wholesale cash & carry stores, supermarkets, hypermarkets, department stores and consumer electronics shops throughout the world. Throughout his career, Dr. Koerber developed experience and qualifications in the areas of leadership, corporate strategy and development, the foodservice industry, distribution and supply chains, marketing and risk management. Dr. Koerber’s insights on running and expanding a foodservice business with international operations have been, and will continue to be, particularly helpful to Sysco. Dr. Koerber’s career at METRO AG, combined with his 10 years of service on the Board of Skandinaviska Enskilda Banken AB (the parent company of the SEB Group, a North European banking concern catering to corporations, institutions, and private individuals) and the Board of Directors of several other international companies, has provided him with financial expertise, particularly with regard to international financial accounting standards. His service on the Board of Air Berlin PLC (Germany’s second largest airline) has deepened his experience in marketing.

  Jackie M. Ward

Age: 75

Director Since: September 2001 (Lead Director since May 2012)

Committees: Corporate Governance and Nominating Committee (Chair), Compensation Committee

Primary Occupation: Ms. Ward is the former Chairman, President and Chief Executive Officer of Computer Generation Incorporated (CGI), a company she founded in 1968 that was acquired in December 2000 by Crescent Capital and later Intec Telecom Systems PLC, a technology company based in the United Kingdom.

Other Boards: Director of Flowers Foods, Inc., Sanmina-SCI Corporation. In the last five years, Ms. Ward also served as a director of Bank of America Corporation, Equifax Inc. and WellPoint, Inc.

Key Director Qualifications: Ms. Ward attended Georgia State College for Women and the University of Georgia Extension Center, where she majored in psychology and mathematics. She later attended the London School of Business and was awarded a Doctor of Laws from Mercer University. Early in her career, Ms. Ward held programming, engineering, marketing and management positions with UNIVAC (a division of Sperry Corporation), General Electric Company and J.P. Stevens Company. Ms. Ward then founded, was elected chairman, president and chief executive officer, and had over 30 years of experience with Computer Generation Incorporated (CGI), a provider of software/hardware solutions to the telecommunications and general industry with operations in the U.S., England and much of Europe, Australia, South Africa, Mexico and Latin America. Ms. Ward’s lengthy career has provided her with extensive leadership, information technology, retail/mass marketing, corporate strategy and development, finance, banking, and international experience. In addition, significant projects undertaken by CGI for governmental and private entities provided unique experience for Ms. Ward in developing and implementing supply chain inventory control systems, fraud detection systems and software/hardware to handle generalized and specific accounting functions. Ms. Ward has gained knowledge of the foodservice industry through her membership on the Board of Directors of Flowers Foods, Inc., one of the largest producers and marketers of bakery products in the U.S., as well as developing systems for related food clients, such as Edwards Baking Company and Eastern Food Services. She also has significant public company board experience as a current or former member of numerous Boards of Directors where she served in various leadership positions, including lead director, presiding director and the chairman of various committees. With respect to Flowers Foods, Ms. Ward currently serves as the Chair of the Nominating and Corporate Governance Committee and a member of the Compensation and Executive Committees. With respect to WellPoint, Ms. Ward served as Chairman of the Board, Chair of the Corporate Governance Committee and Executive Committee, and a member of the Compensation Committee. She also serves as the Chair of the Nominating and Governance Committee of Sanmina-SCI Corporation. Ms. Ward furthered her expertise in the areas of finance and risk management as Chairman of the Asset Quality Committee of Bank of America’s Board of Directors for 15 years and her expertise in the areas of accounting and internal audit as a member of the Board of PRG-Schultz International, Inc., which provides recovery audit services to organizations with high volumes of payment transactions, including retail and wholesale businesses, manufacturers, health care, and government agencies.

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Directors whose terms expire at the 2014 Annual Meeting (Class I Directors):

  Judith B. Craven, M.D.

Age: 67

Director Since: July 1996

Committees: Corporate Sustainability Committee (Chair), Corporate Governance and Nominating Committee, Compensation Committee

Primary Occupation: Dr. Craven served as President of the United Way of the Texas Gulf Coast from 1992 until her retirement in September 1998.

Other Boards: Director of Belo Corporation, Luby’s, Inc., Sun America Funds and VALIC.

Key Director Qualifications: Dr. Craven earned a B.S. degree in Biology and English from Bowling Green State University, then completed premedical requirements at Texas Southern University before earning a Doctor of Medicine from Baylor College of Medicine and a Master of Public Health from the University of Texas School of Public Health. She also completed the Harvard University Program for Senior Managers in Government at the John F. Kennedy School of Government. Dr. Craven provides a unique viewpoint on Sysco’s Board as a medical doctor and distinguished public health expert. She gained a distinctive understanding of the foodservice industry after serving as Director of Public Health for the City of Houston from 1980 through 1983, which included responsibility for the regulation of all foodservice establishments in the City of Houston, including an emphasis on food safety and food handling. Following this appointment, Dr. Craven served as Dean of the University of Texas School of Allied Health Sciences from 1983 to 1992. She also serves on the Board of Directors of Luby’s, Inc., which operates almost 100 restaurants and provides food services to select hospital and other medical institutions in Texas. Dr. Craven also has a strong commitment to diversity and social responsibility, having led many initiatives to help increase and incorporate diversity in schools, the workplace and the community. Dr. Craven served as Vice President for Multicultural Affairs for the University of Texas Health Science Center at Houston from 1987 to 1992, and served as Chair of the Committee on Diversity for the University of Texas Board of Regents for six years. Under Dr. Craven’s leadership as president for six years, The United Way of The Texas Gulf Coast won the first National Award for diversity from the United Way of America. She has also served as a member of the Board of Directors of Compaq Corporation and the Houston Branch of the Federal Reserve Bank of Dallas. Dr. Craven has received numerous awards and honors, including the NAACP VIP Award for Community Service, Houston’s Thirty Most Influential Black Women Award and induction into the Texas Women’s Hall of Fame in 1989.

  William J. DeLaney

Age: 57

Director Since: January 2009

Committees: Finance Committee

Primary Occupation: Mr.DeLaney began serving as Sysco’s Chief Executive Officer in March 2009. He assumed the additional title of President in March 2010. Mr. DeLaney began his Sysco career in 1987 as Assistant Treasurer at the company’s corporate headquarters. Hewas promoted to Treasurer in 1991, and in 1993 he was named a Vice President of the company, continuing in those responsibilities until 1994. Mr. DeLaney joined Sysco Food Services of Syracuse in 1996 as chief financial officer, progressed to senior vice president in 1998 and executive vice president in 2002. In 2004, Mr. DeLaney was appointed president and chief executive officer of Sysco Food Services of Charlotte. He held that position until December 2006, when he was named Sysco’s Senior Vice President of Financial Reporting. Effective July 1, 2007, Mr. DeLaney was promoted to the role of Executive Vice President and Chief Financial Officer and continued to serve in such position following his promotion to CEO until October 2009.

Other Boards: Mr. DeLaney is a director of Express Scripts, Inc. and serves on the Compensation Committee and the Audit Committee of the Express Scripts, Inc. Board of Directors.

Key Director Qualifications: Mr. DeLaney earned a Bachelor of Business Administration degree from the University of Notre Dame, and a Master of Business Administration degree from the Wharton Graduate Division of the University of Pennsylvania. Mr. DeLaney has worked in various capacities at Sysco and its subsidiaries for more than 20 years. Through various accounting, finance, operations and management positions within Sysco and its operating companies, Mr. DeLaney has gained valuable insight into the foodservice industry, as well as Sysco’s competitive advantages and how to further build upon them. Throughout his career, Mr. DeLaney has developed experience and knowledge in the areas of leadership and management development, corporate strategy and development, finance and accounting and distribution and supply chain management. Further, the Corporate Governance and Nominating Committee and the Board believe that it is appropriate and beneficial to Sysco to have its Chief Executive Officer serve as management’s voice on the Board.

  Larry C. Glasscock

Age: 65

Director Since: September 2010

Committees: Compensation Committee, Corporate Governance and Nominating Committee, Corporate Sustainability Committee

Primary Occupation: In March 2010, Mr. Glasscock retired from his position as Chairman of the Board of Directors of WellPoint, Inc., one of the largest health benefits companies in the United States, after serving in the role since November 2005. He also served as WellPoint’s President and CEO from November 2004 until July 2007. Mr. Glasscock previously served as Chairman, President and CEO of Anthem, Inc., a health benefits company, from 2001 to 2004, assuming additional responsibilities as Chairman from 2003 to 2004.

Other Boards: Mr. Glasscock has served as a director of Simon Property Group, Inc., a real estate investment trust, since March 2010; and a director of Zimmer Holdings, Inc., a global leader in the design, development, manufacture and marketing of orthopedic reconstructive implants, dental implants, spinal implants, trauma products and related surgical devices, since August 2001. In the last five years, Mr. Glasscock served as a director of WellPoint, Inc. and Sprint Nextel Corp.

Key Director Qualifications: Mr. Glasscock attended Cleveland State University, where he received a bachelor’s degree in business administration. He later studied at the School of International Banking, participated in the American Bankers Association Conference of Executive Officers, and completed the Commercial Bank Management Program at Columbia University. Mr. Glasscock has developed significant leadership and corporate strategy expertise through over 30 years of business experience, including former service as President and CEO of WellPoint, Inc., COO of CareFirst, Inc., President and CEO of Group Hospitalization and Medical Services, Inc., President and COO of First American Bank, N.A., and President and CEO of Essex Holdings, Inc. During his tenure at WellPoint, Inc., he played a major role in transforming the company from a regional health insurer into a national healthcare leader and championed company efforts to improve quality and customer service. Throughout his career, Mr. Glasscock has developed expertise in the successful completion and integration of mergers, utilization of technology to improve productivity and customer service, and team building and human capital development. Mr. Glasscock’s expertise in the utilization of technology to improve productivity will be valuable to Sysco as we implement and build upon our Business Transformation Project. His knowledge and experience in team building and human capital development are also extremely valuable to Sysco, as management development was one of our CEO’s key non-financial goals during fiscal 2012 and 2013. Mr. Glasscock also has considerable financial experience, as he has supervised the chief financial officers of major corporations. Earlier in his career he served as a bank officer lending to major corporations and supervised assessments of companies’ creditworthiness. Mr. Glasscock also has significant experience as a public company director and as a member of various committees related to important board functions, including audit, finance, governance and compensation.

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  Richard G. Tilghman

Age: 73

Director Since: November 2002

Committees: Audit Committee (Chair), Finance Committee

Primary Occupation: Mr. Tilghman served as Vice Chairman and Director of SunTrust Banks from 1999 until his retirement in 2000. He served as Chairman and Chief Executive Officer of Crestar Financial Corporation, a bank holding company, from 1986 until 1999.

Key Director Qualifications: After graduating from the University of Virginia with a B.A. in Foreign Affairs and serving in the U.S. Army as a lieutenant, Mr. Tilghman enjoyed a 34-year banking career, including service as Vice Chairman and Director of Suntrust Banks, as well as the former Chairman and CEO of Crestar Financial Corporation, a bank holding company for fifteen years. His career provided him with experience and expertise in the areas of leadership, corporate strategy and development, finance, banking, accounting and risk management. Mr. Tilghman’s experience overseeing a business and technology transformation for a series of banks acquired through acquisitions is very important to Sysco as we undertake to streamline our operations using a common technology platform. Mr. Tilghman also gained high tech and regional marketing experience that has been valuable to Sysco as we have redefined oversight of our operating companies by marketing region and focus on the use of e-Commerce technologies to service Sysco customers more efficiently. Mr. Tilghman’s experience also includes approximately 20 years of service on the Board of Directors of Chesapeake Corporation, which was then a leading supplier of cartons, labels, leaflets, and specialty plastic packaging, with manufacturing facilities in Asia, Europe and the U.S. at that time.

Current director not standing for re-election:

  Manuel A. Fernandez

Age: 67

Director Since: November 2006 (Mr. Fernandez has served as the Executive Chairman of the Board since April 2012, and prior to April 2012, he served as non-executive Chairman of the Board since June 2009)

Committees: Finance Committee.

Primary Occupation: Mr. Fernandez has served as Executive Chairman of Sysco since April 2012. Prior to his present positions, Mr. Fernandez was Chairman, President, and CEO of Gartner, Inc., a leading information technology research and consulting company and the Managing Director of SI Ventures, a venture capital firm focusing on information technology and communications infrastructure companies that enable e-business.

Other Boards: Mr. Fernandez also serves on the board of directors of Brunswick Corporation and Flowers Foods, Inc., and during the last five years was a director of Stanley Black & Decker, Inc. and of its predecessor the Black & Decker Company.

Key Director Qualifications: Mr. Fernandez earned a Bachelor’s Degree in electrical engineering from the University of Florida and completed post-graduate studies in solid state engineering. He began his career in engineering positions, eventually becoming a Group Executive Vice President of Fairchild Semiconductor with direct oversight for operations and manufacturing facilities in the US and in several foreign countries. Among the engineering breakthroughs in his career, Mr. Fernandez was part of a design team at Harris Semiconductors that developed the first programmable memory. He later served as President and CEO of three technology-driven companies, including Zilog Incorporated (a publicly-traded semiconductor manufacturer and a leader in the microprocessor industry, with operations in over 20 countries), Gavilan Computer Corporation (a technology company he founded that developed one of the first battery-operated laptop computers in 1982) and Dataquest (an information services company that was later acquired by Gartner). During Mr. Fernandez’s service as CEO and later Chairman of the Board of Gartner, he oversaw the company’s dramatic growth, from a research boutique with revenue of $46 million in 1991 to a global technology research and advisory firm with over $950 million of revenue in 2001, including taking the company public in 1994. At the time of his retirement, Gartner had locations in over 40 international locations serving customers in 80 countries. Together, these positions provided Mr. Fernandez with extensive leadership, corporate strategy and development, information technology, IT strategy, strategic planning and international experience.

Mr. Fernandez has gained knowledge of distribution and supply chains as a member of the Board of Directors of:

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Brunswick Corporation, a leading global manufacturer and marketer of recreation products including marine engines, boats, fitness equipment and bowling and billiards equipment, where he currently serves as Lead Director and a member of the Human Resources and Compensation Committee (which he previously chaired) and previously served as chairman of the Nominating and Corporate Governance Committee;

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The Black & Decker Corporation, a leading global manufacturer and marketer of power tools and accessories, hardware and home improvement products, and technology-based fastening systems, where he previously served as Lead Director and Chairman of the Corporate Governance Committee; and

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Stanley Black & Decker, Inc., a diversified global supplier of hand tools, power tools and related accessories, mechanical access solutions and electronic security solutions, where he served on the Finance and Pension Committee and the Corporate Governance Committee.

Mr. Fernandez’s service on the Board of Directors of Flowers Foods, Inc., one of the largest producers and marketers of bakery products in the United States, has provided him with extensive knowledge of the foodservice industry. At Flowers Foods he also serves as chairman of the Compensation Committee and a member of the Corporate Governance Committee.

Mr. Fernandez has invested in over 20 start-up companies in the information technology field, has served on the Boards of Directors of multiple public and private companies and was appointed by the President of the United States as a member of the Presidential Information Technology Action Committee. He is a former Chairman of the Board of Trustees of the University of Florida.

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DIRECTOR COMPENSATION

Overview of Non-Employee Director Compensation

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board, as described below. Members of the Board who are employees of the Company are not compensated for services on the Board or any of its Committees. We currently pay each non-employee director a base retainer of $100,000 per year. Non-employee directors who serve as committee chairpersons receive annual additional amounts as follows:

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Audit Committee Chair— $25,000

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Compensation Committee Chair— $20,000

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Corporate Governance and Nominating Committee Chair— $20,000

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Finance Committee Chair— $20,000

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Sustainability Committee Chair— $15,000

In May 2012, the Board selected Ms. Ward as its Lead Director. In addition to the compensation received by all non-employee directors, Ms. Ward receives an additional annual retainer of $40,000, paid quarterly, for her service as Lead Director.

Each November the Board grants approximately $160,000 in time vesting equity incentives to each of the non-employee directors in the form of restricted stock awards. For fiscal 2013, the Board granted approximately $160,000 in restricted stock awards which vest in full on the first anniversary of the grant date. See “2009 Non-Employee Directors Stock Plan— Restricted Stock and Restricted Stock Units” below for a description of the plan under which these awards may currently be granted and the Fiscal 2013 Non-Employee Director Compensation table below for detailed compensation information for fiscal 2013 for each of our non-employee directors.

Reimbursement of Expenses

All non-employee directors are entitled to receive reimbursements of expenses for all services as director, including committee participation or special assignments. We pay the annual retainers quarterly. Directors are invited to have their spouses accompany them to dinners and other functions held in connection with one or two board meetings each year, and the company pays, either directly or through reimbursement, all expenses associated with their travel to and attendance at these business-related functions. Reimbursement for non-employee director travel may include reimbursement of a portion of the cost of travel on private aircraft. Specifically, this includes reimbursement for non-commercial air travel in connection with Sysco business, subject to specified maximums, provided that amounts related to the purchase price of an aircraft or fractional interest in an aircraft are not reimbursable and any portion of the reimbursement that relates to insurance, maintenance and other non-incremental costs is limited to a maximum annual amount. Non-employee directors also receive discounts on products carried by the company and its subsidiaries comparable to the discounts offered to all company employees.

Overview of Executive Chairman Compensation

Mr. Fernandez will not stand for re-election at the Annual Meeting and will retire as Executive Chairman effective following the Annual Meeting. Mr. Fernandez was elected to the Executive Chairman position in April 2012 and his compensation for this role was determined by the Compensation Committee at that time. Prior to that time, he served as a non-employee director and non-executive chairman of the board of Sysco. The Committee considered various factors in determining the compensation for the Executive Chairman, and based upon the Committee’s determination and assessment of the role, responsibilities and time requirements, the Committee approved the following compensation for Mr. Fernandez:

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An annual base salary of $900,000; and

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Reimbursement of travel expenses, including the necessary housing, transportation, commercial and non-commercial air travel in connection with Sysco business and other expenses to support his travel and stays in Houston and other cities in accordance with the performance of his job duties.

On August 22, 2013, the Committee granted additional equity incentive compensation valued at approximately $2.9 million to Mr. Fernandez as part of Mr. Fernandez’s executive compensation package in his role as Executive Chairman. The grant is composed of 45,601 restricted stock units, valued at $1,458,320, based on the closing price of Sysco common stock on August 21, 2013, and 364,583 stock options, valued at $1,458,332 (using a value of $4 per option because the Committee used the higher of the Black Scholes value or $4.00 per option in determining actual option value) with each award vesting one-third per year over three years, provided that the awards will continue to vest in accordance with their terms upon Mr. Fernandez’ retirement in good standing from his position as Executive Chairman or from Board service. The Committee granted this award in connection with his service to Sysco Corporation from April 2013 to November 2013. In addition, at the time of his election as Executive Chairman in April 2012, the Compensation Committee awarded Mr. Fernandez $2.5 million of stock options and $2.5 million of restricted stock units. The restricted stock units and the options vest one-third per year on the anniversary of the grant date. The Committee valued the restricted stock units at the closing price of Sysco common stock on the day prior to the grant and valued the options at $4.00 per option in determining actual share awards. In April 2012 and August 2013, the Black-Scholes value based on standard assumptions was less than $4.00, and the adjustment to $4.00 reduced the value of options granted. The Committee determined that Mr. Fernandez would not receive any additional form of long-term incentives, such as CPUs, would not participate in the Management Incentive Plan (“MIP”) annual incentive award, other MIP benefits, the SERP, EDCP or MSP, but would participate in the broad-based employee benefits program. Because Mr. Fernandez is of retirement age, following the termination of his employment as Executive Chairman effective at the Annual Meeting date, all of his outstanding equity awards will continue to vest in accordance with their terms.

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Directors Deferred Compensation Plan

Non-employee directors may defer all or a portion of their annual retainer, including additional fees paid to committee chairpersons and the non-executive Chairman of the Board’s and/or Lead Directors’ annual retainer, under the Directors Deferred Compensation Plan. The plan was amended in 2012, in order to allow Mr. Fernandez to include his additional retainer paid for serving as non-executive Chairman of the Board prior to April 2012. In order to respect Mr. Fernandez’ prior deferral elections made while he was still non-executive Chair, Sysco allowed Mr. Fernandez to defer $25,000 of his calendar year 2012 Executive Chair salary into the DDCP. It is not anticipated that any future deferrals into the DDCP by Mr. Fernandez will be allowed for salary paid to him as an Executive Chair. Non-employee directors may choose from a variety of investment options, including Moody’s Average Corporate Bond Yield plus 1%, with respect to amounts deferred prior to fiscal 2009. This investment option was reduced to Moody’s Average Corporate Bond Yield, without the addition of 1%, for amounts deferred after fiscal 2008. We credit such deferred amounts with investment gains or losses until the non-employee director’s retirement from the Board or until the occurrence of certain other events.

Directors Stock Plans

As of September 17, 2013, the non-employee directors held options and shares of restricted stock that were issued under the 2009 Non-Employee Directors Stock Plan, the Amended and Restated 2005 Non-Employee Directors Stock Plan, the Non-Employee Directors Stock Plan, as amended and restated, and the Amended and Restated Non-Employee Directors Stock Option Plan. They also held elected and match shares (as described below) issued under the 2009 Non-Employee Directors Stock Plan. We may not make any additional grants under the Amended and Restated 2005 Non-Employee Directors Stock Plan, the Non-Employee Directors Stock Plan, as amended and restated, or the Amended and Restated Non-Employee Directors Stock Option Plan. Since we may currently only make grants under the 2009 Non-Employee Directors Stock Plan, the description below relates only to such plan.

2009 Non-Employee Directors Stock Plan

Election to Receive a Portion of the Annual Retainer in Common Stock

Under the 2009 Non-Employee Directors Stock Plan, instead of receiving his or her full annual retainer fee in cash, a non-employee director may elect to receive up to 100% of his or her annual retainer fee, including any additional retainer fee paid to the non-executive Chairman of the Board and/or Lead Director for his or her service in such capacity and any fees paid to a committee chairman for his or her service in such capacity, in 10% increments, in common stock. If a director makes this election, on the date we make each quarterly payment of the director’s annual retainer fee we will credit the director’s stock account with:

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The number of shares of Sysco common stock that the director could have purchased on that date with the portion of his or her cash retainer that he or she has chosen to receive in stock, assuming a purchase price equal to the last closing price of the common stock on the first business day prior to that date; we call these shares elected shares; and

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With respect to up to half of his or her annual retainer fee, excluding any additional retainer fee paid for chairing the Board or one of its committees and/or serving as Lead Director and any fees paid for meeting attendance or service on a committee, 50% of the number of elected shares we credited to the director’s account; we call these extra shares additional shares.

The elected shares and additional shares vest as soon as we credit the director’s account with them, but we do not issue them until the end of the calendar year. The director may not transfer the additional shares, however, until one year after we issue them, or, if deferred, the date that we otherwise would have issued them, provided that certain events will cause this transfer restriction to lapse.

The one year transfer restriction on additional shares will lapse if:

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the director dies;

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the director leaves the Board:

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due to disability;

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after having served out his or her full term; or

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after reaching age 71; or

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a change in control, as defined in the plan, occurs.

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Restricted Stock and Restricted Stock Units

The plan provides that the Board may grant shares of restricted stock and restricted stock units in the amounts and on such terms as it determines but specifies that no grant may vest earlier than one year following the grant date. A restricted stock unit is an award denominated in units whose value is derived from common stock, and which is subject to similar restrictions and possibility of forfeiture, as is the restricted stock. In November 2012, we issued restricted stock awards to non-employee directors under this plan. We have not yet issued any restricted stock units under this plan.

Generally, if a director ceases to serve as a director of Sysco, he or she will forfeit all the unvested restricted stock and restricted stock units that he or she holds. However, if the director leaves the board after serving out his or her term, or for any reason after reaching age 71, his or her restricted stock and restricted stock units will remain in effect and continue to vest as if the director had remained a director of Sysco. All unvested restricted stock and restricted stock units will automatically vest upon the director’s death.

Deferral of Shares

A non-employee director may elect to defer receipt of all or any portion of any shares of common stock issued under the plan, whether such shares are to be issued as a grant of restricted stock, elected shares or additional shares, or upon the vesting of a restricted stock unit grant. In order to respect Mr. Fernandez’ prior deferral elections made while he was still non-executive Chair, Sysco allowed Mr. Fernandez to defer $160,000 of RSUs awarded to Mr. Fernandez in 2012 in his capacity as Executive Chair. It is not anticipated that any future deferrals into the DSDP by Mr. Fernandez will be allowed for RSUs or any other stock awards payable to him as Executive Chair. Generally, the receipt of stock may be deferred until the earliest to occur of the death of the non-employee director, the date on which the non-employee director ceases to be a director of the company, or a change of control of Sysco. All such deferral elections shall be made in accordance with the terms and conditions set forth in Sysco’s 2009 Board of Directors Stock Deferral Plan.

Change in Control

Grant agreements under the 2009 Non-Employee Directors Stock Plan will determine vesting provisions upon the occurrence of a specified change in control.

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Fiscal 2013 Director Compensation

The following table provides compensation information for fiscal 2013 for each of our directors who served for any part of the fiscal year, other than Mr. DeLaney, whose compensation is disclosed in the Summary Compensation Table on page 59:

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards($) (2)(3)(4)	Non-Qualified Deferred Compensation Earnings($)(5)	Other Compensation(6)	Total($)
Cassaday	$120,000	$185,016	$—	$—	$305,016
Craven	115,000	185,016	3,207	—	300,016
Fernandez(7)	900,000	0	2,428	56,917	959,345
Glasscock	100,000	185,016	—	—	285,016
Golden	100,000	185,016	38,167	—	323,183
Hafner	120,000	185,016	—	—	305,016
Koerber	100,000	185,016	—	—	285,016
Newcomb	100,000	185,016	—	—	285,016
Tilghman	125,000	185,016	—	—	310,016
Ward	160,000	185,016	8,640	—	353,656

(1)

Except for Mr. Fernandez for whom annual base salary is reported, includes retainer fees, including any retainer fees for which the non-employee director has elected to receive shares of Sysco common stock in lieu of cash and fees for the fourth quarter of fiscal 2013 that were paid at the beginning of fiscal 2014. Although we credit shares to a director’s account each quarter, the elected shares are not actually issued until the end of the calendar year unless the director’s service as a member of the Board of Directors terminates. The number of shares of stock actually credited to each non-employee director’s account in lieu of cash during fiscal 2013, excluding match shares, which are reported in the column titled “stock awards,” was as follows: 1,517 shares for each of Mr. Cassaday, Mr. Golden, Mr. Hafner, Ms. Newcomb and Mr. Tilghman; and 4,856 shares for Ms. Ward. Directors may choose to defer receipt of the elected shares described in this footnote under the Sysco Corporation 2009 Board of Directors Stock Deferral Plan. The number of elected shares of stock deferred by each non-employee director during fiscal 2013 (which are included in the elected shares described above) was as follows: Dr. Craven, Mr. Glasscock and Dr. Koerber — 1,517 shares and Ms. Ward — 757 shares. To the extent cash dividends are paid on our common stock, non-employee directors also receive the equivalent amount of the cash dividend credited to their account with respect to all elected shares that are deferred. If the director has chosen to defer the receipt of any shares, they will be credited to the director’s account and issued on the earlier to occur of the death of the director, the date on which the director ceases to be a director of the company, or a change of control of Sysco.

Compensation paid in cash to Mr. Fernandez includes the annual base salary paid for his service as Executive Chairman for fiscal 2013.

(2)

For fiscal 2013, the Board, upon the recommendation of the Corporate Governance and Nominating Committee, determined that it would grant approximately $160,000 in equity incentives to each of the non-employee directors. Therefore, on November 13, 2012, the Board granted each of the non-employee directors 5,341 shares of restricted stock valued at $29.96 per share, the closing price of Sysco common stock on the New York Stock Exchange on November 12, 2012. These awards were granted under the 2009 Non-Employee Directors Stock Plan and vest in full on the first anniversary of the grant date. The amounts in this column reflect the grant date fair value of the awards computed in accordance with ASC 718, “Compensation — Stock Compensation”. See Note 17 of the consolidated financial statements in Sysco’s Annual Report for the year ended June 29, 2013 regarding assumptions underlying valuation of equity awards.

The amounts in this column also reflect the grant date fair value of awards computed in accordance with ASC 718, “Compensation — Stock Compensation” with respect to a 50% stock match for directors who elect to receive a portion of their annual retainer fee in common stock. The value of any “elected” shares is included in the column entitled “Fees Earned or Paid in Cash” as described in footnote (1) above. See “Directors Stock Plans” above for a more detailed description. Although we credit shares to a director’s account each quarter, the shares are not actually issued until the end of the calendar year unless the director’s service as a member of the Board of Directors terminates. The number of additional shares actually credited to each non-employee director’s account during fiscal 2013 is as follows: 757 shares for each of Mr. Cassaday, Dr. Craven, Mr. Glasscock, Mr. Golden, Mr. Hafner, Dr. Koerber, Ms. Newcomb, Mr. Tilghman and Ms. Ward.

Directors may choose to defer receipt of the restricted stock and the matched shares described in this footnote under the Sysco Corporation 2009 Board of Directors Stock Deferral Plan. The number of shares of restricted stock and matched shares deferred by each non-employee director during fiscal 2013 (which are included in the additional shares described above) was as follows: Dr. Craven, Mr. Glasscock, Dr. Koerber and Ms. Ward — 757 shares. To the extent cash dividends are paid on our common stock, non-employee directors also receive the equivalent amount of the cash dividend credited to their account with respect to all deferred restricted stock awards and all matched shares that are deferred, in the form of stock units. Directors may elect an “in-service” distribution date for deferrals that is at least one year following the end of the plan year in which shares would otherwise have been transferred to the Director. Otherwise, distributions occur upon the earlier of the death of the director, the date on which the director ceases to be a director of the company, or a change of control of Sysco, unless the director applies for and qualifies for a hardship withdrawal. Mr. Fernandez did not receive a stock award in fiscal 2013; however, see footnote 7 below for details related to the August 2014 RSU grant to Mr. Fernandez.

(3)

The aggregate number of options and unvested stock awards held by each director, other than Mr. DeLaney, as of June 29, 2013 was as follows:

	Aggregate Unvested Stock Awards Outstanding as of June 29, 2013	Aggregate Options Outstanding as of June 29, 2013
Cassaday	5,341	3,500
Craven	5,341	11,500
Fernandez	56,612	628,500
Glasscock	5,341	—
Golden	5,341	—
Hafner	5,341	11,500
Koerber	5,341	—
Newcomb	5,341	3,500
Tilghman	5,341	11,500
Ward	5,341	—

Except with respect to Mr. Fernandez, all of the options shown in the table above are fully vested. Mr. Fernandez’ April 2012 grants of 84,918 restricted stock units and options to purchase 625,000 shares of common stock each vested as to one-third of the grant in April 2013, with the remaining two-thirds scheduled to vest ratably in April of 2014 and 2015. The remaining grants shown for each director relate to restricted stock awards granted in November 2012 that vest in November 2013.

(4)

None of the directors shown in the table received option grants during fiscal 2013. However, see footnote 7 below for details related to the August 2014 stock option grant awarded to Mr. Fernandez.

(5)

We do not provide a pension plan for the non-employee directors. For each non-employee director, the amounts shown in this column represent above-market earnings on amounts deferred under the Non-Employee Director Deferred Compensation Plan. Directors who do not have any amounts in this column were not eligible to participate in such plan, did not participate in such plan or did not have any above-market earnings.

(6)

The amount shown for Mr. Fernandez reflects the reimbursements for the cost of a condo lease and fees in Houston, Texas for Mr. Fernandez’s use while in Houston attending to Sysco business in the amount of $56,917. Except for Mr. Fernandez, the total value of all perquisites and personal benefits received by each of the non-employee directors with respect to fiscal 2013, including reimbursements for spousal airfare and meals associated with certain Board meetings was less than $10,000.

(7)

On August 22, 2013, the Committee granted additional equity incentive compensation valued at approximately $2.9 million to Mr. Fernandez as part of Mr. Fernandez’s executive compensation package in his role as Executive Chairman. The grant is composed of 45,601 restricted stock units, valued at $1,458,320, based on the closing price of Sysco common stock on August 21, 2013, and 364,583 stock options, valued at $1,458,332 (using a value of $4 per option because the Committee used the higher of the Black Scholes value or $4.00 per option in determining actual option awards) with each award vesting one-third per year over three years, provided that the awards will continue to vest in accordance with their terms upon Mr. Fernandez’ retirement in good standing from his position as Executive Chairman or from Board service. The Committee granted this award in connection with his service to Sysco Corporation from April 2013 to November 2013.

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Mr. DeLaney did not receive any compensation in or for fiscal 2013 for Board service other than the compensation for services as an employee that is disclosed elsewhere in this proxy statement. See “Executive Compensation – Summary Compensation Table” for details regarding compensation received by Mr. DeLaney for fiscal 2013.

Stock Ownership Guidelines

The Corporate Governance Guidelines provide that after five years of service as a non-employee director, such individuals are expected to continuously own a minimum of 16,500 shares of Sysco common stock. All of the current non-employee directors with at least five years of service, as well as the Executive Chairman, beneficially held the requisite number of shares as of September 17, 2013. The Executive Chairman is subject to the stock ownership guidelines applicable to Sysco’s non-employee directors, as well as a stock ownership requirement applicable to the Executive Chairman position. Stock ownership guidelines applicable to executive officers are described under “Stock Ownership— Stock Ownership Guidelines.”

EXECUTIVE OFFICERS

The following persons currently serve as executive officers of Sysco. Each person listed below, other than Mr. Bené, Mr. Fernandez, Mr. Kreidler, Mr. Moskowitz and Mr. Shurts, has served as an officer of Sysco and/or its subsidiaries for at least the past five years.

Name	Title	Age
Tom L. Bené	Executive Vice President and Chief Commercial Officer	51
William B. Day*	Executive Vice President, Merchandising	56
William J. DeLaney*	President and Chief Executive Officer	57
G. Mitchell Elmer	Senior Vice President, Controller and Chief Accounting Officer	54
Manuel A. Fernandez	Executive Chairman	67
Michael W. Green*	Executive Vice President and President, Foodservice Operations	54
Robert C. Kreidler*	Executive Vice President and Chief Financial Officer	49
Russell T. Libby	Senior Vice President, General Counsel and Corporate Secretary	47
Paul T. Moskowitz	Senior Vice President, Human Resources	49
Wayne R. Shurts*	Executive Vice President and Chief Technology Officer	54
* Named Executive Officer.

Thomas L. Bené has served as Executive Vice President and Chief Commercial Officer since September 1, 2013 and Executive Vice President, Chief Merchandising Officer from May 2013 to September 2013. Prior to joining Sysco, Mr. Bené served as President of PepsiCo Foodservices from 2011 until 2013. Between 2008 and 2011, he held various senior roles with PepsiCo, including President, Pepsi-Cola North American Beverages; SVP, Sales and Franchise Development; President, PepsiCo Foods & Beverages, Canada; and Chief Operating Officer, South Beach Beverage Co. Mr. Bené joined PepsiCo in 1989 after working for American Hospital Supply.

William B. Day has served as Executive Vice President, Merchandising since July 2010. He served as Senior Vice President— Merchandising and Supply Chain from July 2009 to July 2010. He began his Sysco career in 1983 as a staff accountant at Sysco’s Memphis, Tennessee subsidiary. Between 1984 and 1987 he divided his time between Sysco’s corporate headquarters and Sysco’s Atlanta subsidiary, where he served as the Chief Financial Officer. In 1987 Mr. Day officially moved to Sysco’s corporate headquarters in Houston where he served in a variety of roles until 1999, when he was promoted to Assistant Controller. Mr. Day started Sysco’s RDC project in 2000, was named Vice President, Supply Chain Management in 2003 and was promoted to Senior Vice President, Supply Chain in July 2007.

William J. DeLaney is described under “Board of Directors Matters.”

G. Mitchell Elmer was promoted to Senior Vice President and Controller in November 2008 after serving as Vice President and Controller from 2000 to November 2008 and assumed the added responsibility of Chief Accounting Officer in July 2005. Mr. Elmer began his Sysco career in 1989 as a staff auditor in operations review at Sysco’s corporate office in Houston. In 1991 he transferred to Sysco’s Virginia subsidiary as Director of Finance, and the following year he was named Vice President of Finance and Administration. Mr. Elmer was appointed Vice President of Finance for Sysco’s Louisville, Kentucky operation in 1995 and progressed to Senior Vice President of Marketing, Merchandising and Finance at that company in 1997. The following year he transferred to Sysco’s Denver operation as Vice President of Finance. In 2000 he returned to Sysco’s corporate office to serve as Vice President and Controller.

Manuel A. Fernandez is described under “Board of Directors Matters.”

Michael W. Green has served as Executive Vice President and President, Foodservice Operations since September 1, 2013. Prior to this, Mr. Green served as Executive Vice President and Group President from October 2011 to September 2013, as Executive Vice President, Foodservice Operations, with expanded responsibilities over all of Sysco’s U.S. Broadline Foodservice Operations from July 2010 to October 2011, and as Executive Vice President of Northeast and North Central U.S. Foodservice Operations from January 2008 to July 2010. Mr. Green began his Sysco career in 1991 as a member of the Management Development Program and was named Sysco Chicago’s Vice President of Marketing later that year. In 1992, he was promoted to Senior Vice President of Marketing and Merchandising, and then to Executive Vice President, of Sysco’s Chicago operating company. In 1994, Mr. Green became the President and Chief Executive Officer of Sysco Food Services of Detroit. He was promoted in 2004 to Senior Vice President of Operations for Sysco’s Midwest Region.

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Robert C. Kreidler has served as Sysco’s Executive Vice President and Chief Financial Officer since October 2009. Prior to joining Sysco, Mr. Kreidler served as Executive Vice President and Chief Financial Officer of C&S Wholesale Grocers, a large privately-held food wholesaler, from February 2007 through March 2009. Between June 1996 and February 2007, he held various senior roles with Yum! Brands, Inc., which includes the worldwide operations of KFC, Pizza Hut and Taco Bell. His last position with Yum! Brands was Senior Vice President of Corporate Strategy and Treasurer from December 2003 to February 2007.

Russell T. Libby has served as Sysco’s Senior Vice President, General Counsel and Corporate Secretary since November 2011. He joined Sysco in October 2007 as Assistant Vice President, Mergers and Acquisitions and Real Estate and was promoted to Vice President and Assistant General Counsel in July 2009, and was promoted to Vice President, General Counsel and Corporate Secretary in December 2010. From 1997 through September 2007, Mr. Libby worked for the North America unit of COFRA Holding A.G., a Swiss international conglomerate, in various positions of increasing responsibility, culminating in service as President of COFRA North America and Vice President, Legal for Good Energies, Inc., an affiliated investment advisor.

Paul T. Moskowitz has served as Senior Vice President, Human Resources since January 2011. Prior to joining Sysco, Mr. Moskowitz served as Chief Human Resources Officer of Dean Foods Company, a large dairy processing company from 2007 until 2011. Between 1996 and 2004, he held various senior roles with Yum! Brands. His last position with Yum! Brands was Chief People Officer at Pizza Hut from 2004 to 2007.

Wayne R. Shurts has served as Executive Vice President, Chief Technology Officer since October 2012. Prior to joining Sysco, Mr. Shurts served as Executive Vice President of SuperValu Inc. from 2010 until 2013. Between 2006 and 2010, he held various senior roles with Cadbury. His last position with Cadbury was Chief Information Officer from 2008 to 2010.

Management Development and Succession Planning

On an ongoing basis, the Board plans for succession to the position of CEO and other key management positions, and the Corporate Governance and Nominating Committee oversees this management development and succession planning process. To assist the Board, the CEO periodically provides the Board with an assessment of senior executives and their potential to succeed to the position of CEO, as well as perspective on potential candidates from outside the company. On an annual basis, the Board and its Corporate Sustainability Committee have engaged in discussions with management regarding increasing the diversity of Sysco’s executive management team. In addition, the CEO periodically provides the Board with an assessment of potential successors to other key positions.

In fiscal 2013, Sysco’s effectiveness in management development and succession planning were a part of our CEO’s non-financial performance goals, which are reviewed at the end of each fiscal year by the Compensation and Corporate Governance and Nominating Committees. In addition, the Compensation Committee assessed Sysco’s performance in select non-financial areas, including the overall effectiveness of its management development and succession planning processes in determining the magnitude of the 2013 bonus payment to our CEO. Management development and succession planning remain top priorities of executive management and the Board during fiscal 2013, as evidenced by the following:

•

Sysco’s Board discussed human capital and succession planning at its annual strategy meeting and several other regularly scheduled meetings, and

•

one of our CEO’s five fiscal year 2014 strategic goals is to make continued strides toward the human capital plan and high level succession planning. Success in this goal will affect our CEO’s MIP bonus payment for fiscal 2014, as described under “Executive Compensation— Management Incentive Plan.”

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STOCK OWNERSHIP

Security Ownership of Officers and Directors

The following table sets forth certain information with respect to the beneficial ownership of Sysco’s common stock, as of September 17, 2013, by (i) each current director, (ii) each named executive officer (as defined under “Compensation Discussion and Analysis”), and (iii) all current directors and executive officers as a group. Unless otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to his or her shares. Fractional shares have been rounded down to the nearest whole share.

	Shares of Common Stock Owned Directly		Shares of Common Stock Owned Indirectly		Shares of Common Stock Underlying Options(1)		Shares of Common Stock Underlying Restricted Stock Units(2)		Total Shares of Common Stock Beneficially Owned(1)(2)		Percent of Outstanding Shares(3)
John M. Cassaday	46,389	(4)	—		—		—		46,389			*
Judith B. Craven	71,315	(4)	—		—		—		71,315			*
William B. Day	39,767		21,153		149,252		12,101		222,273			*
William J. DeLaney	128,572		—		517,900		67,111		713,583			*
Manuel A. Fernandez	76,070	(4)	—		211,833				287,903			*
Larry C. Glasscock	24,181		—		—		—		24,181			*
Jonathan Golden	87,263	(4)	18,500	(5)	—		—		105,763			*
Michael W. Green	24,991		—		189,388		17,301		231,680			*
Joseph A. Hafner, Jr.	52,514	(4)	—		8,000		—		60,514			*
James D. Hope (11)	49,580				801		—		50,381
Hans-Joachim Koerber	47,957	(4)	—		—		—		47,957			*
Robert C. Kreidler	22,974		810	(5)	336,053		25,747		385,584			*
Nancy S. Newcomb	38,988	(4)	—		—		—		38,988			*
Wayne R. Shurts	0		—		46,718		10,525		57,243			*
Richard G. Tilghman	68,873	(4)	1,957	(6)	—		—		70,830			*
Jackie M. Ward	64,065	(4)	61	(6)	—		—		64,126			*
All Directors, Director Nominees and Executive Officers as a Group (20 Persons)	876,331	(7)	42,481	(8)	1,597,374	(9)	160,791	(10)	2,676,977	(7)(8)(9)(10)		*

(*)

Less than 1% of outstanding shares.

(1)

Includes shares underlying options that are presently exercisable or will become exercisable within 60 days after September 17, 2013. Shares subject to options that are presently exercisable or will become exercisable within 60 days after September 17, 2013 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons.

(2)

Includes shares underlying restricted stock units (RSUs) that will vest and settle within 60 days after September 17, 2013. Shares underlying RSUs that will vest and settle within 60 days after September 17, 2013 are deemed outstanding for purposes of computing the percentage ownership of the person holding such RSUs, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons. It is expected that approximately one-third of the shares underlying these RSUs will be withheld to pay taxes related to the RSUs as they vest and settle.

(3)

Applicable percentage of beneficial ownership at September 17, 2013 is based on 583,704,017 shares outstanding.

(4)

Includes shares that were elected to be received in lieu of non-employee director retainer fees during the first half of calendar 2013, and related matching shares under the Non-Employee Directors Stock Plan. For Ms. Ward, this includes 2,305 elected shares and 359 matching shares; for each of the other current non-employee directors, this includes 720 elected shares and 359 matching shares. Unless the director has chosen to defer the shares under the Sysco Corporation 2009 Board of Directors Stock Deferral Plan (“Stock Deferral Plan”), these shares will be issued on December 31, 2013 or within 60 days after a non-employee director ceases to be a director, whichever occurs first. Directors may choose to defer receipt of these shares related to director retainer fees, as well as shares awarded pursuant to restricted stock grants, and these deferred amounts are also included in this line item. To the extent cash dividends are paid on our common stock, non-employee directors also receive the equivalent amount of the cash dividend credited to their account with respect to all deferred restricted stock awards, and all elected and matched shares that are deferred. The number of shares in each non-employee director’s deferred stock account, including related dividend equivalents, is as follows: Mr. Cassaday — none, Dr. Craven— 25,881, Mr. Fernandez— 21,776, Mr. Glasscock— 23,060, Mr. Golden— none, Mr. Hafner— none, Dr. Koerber— 20,263, Ms. Newcomb— none, Mr. Tilghman — none, and Ms. Ward— 11,361. In addition, Dr. Craven, Mr. Fernandez, Mr. Glasscock, Mr. Koerber and Ms. Ward have elected to defer receipt of the elected and match shares described above. If the director has chosen to defer the receipt of any shares, they will be credited to the director’s account in the Stock Deferral Plan and issued on the earliest to occur of the death of the director, the date on which the director ceases to be a director of the company, or a change of control of Sysco. Deferred shares are deemed outstanding for purposes of computing the percentage ownership of the persons holding such shares, but are not deemed outstanding for purposes of computing the percentage ownership of any other persons.

(5)

These shares are held by a family trust affiliated with the executive officer or director.

(6)

These shares are held by the spouse of the director or executive officer.

(7)

Includes an aggregate of 32,832 shares directly owned by the current executive officers other than the named executive officers.

(8)

Includes an aggregate of 0 shares owned by the spouses and/or dependent children of current executive officers other than the named executive officers.

(9)

Includes an aggregate of 137,429 shares underlying options that are presently exercisable or will become exercisable within 60 days after September 17, 2013 held by current executive officers other than the named executive officers.

(10)

Includes an aggregate of 28,006 shares underlying restricted stock units (RSUs) that will vest and settle within 60 days after September 17, 2013 held by current executive officers other than the named executive officers.

(11)

Based on information provided by Mr. Hope regarding his stock ownership at the time of his retirement from the Company at the end of fiscal 2013 and Sysco’s records on outstanding options and RSUs and option exercises.

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Security Ownership of Certain Beneficial Owners

The following table sets forth information concerning beneficial ownership of our common stock by persons or groups known to us to be beneficial owners of more than 5% of Sysco’s common stock outstanding as of September 17, 2013.

	Total Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares
BlackRock and certain affiliates(1)	29,654,159	5.07%
State Street Corporation and certain affiliates(2)	30,172,518	5.15%
Yacktman Asset Management LP(3)	32,690,269	5.58%

(1)

This information is based on a Schedule 13G filed on January 30, 2013 by BlackRock, Inc. (“BlackRock”). According to the Schedule 13G, BlackRock has the sole power to vote, or to direct the vote of, and sole power to dispose, or to direct the disposition of, these shares of common stock. The address for BlackRock is BlackRock, Inc., 40 East 52nd Street, New York, NY 10022. Applicable percentage of beneficial ownership at December 31, 2012 is based on 585,349,231 shares outstanding.

(2)

This information is based on a Schedule 13G filed on February 12, 2013 by State Street Corporation (“State Street”). According to the Schedule 13G, State Street has shared power to vote, or to direct the vote of, and shared power to dispose, or to direct the disposition of, these shares of common stock. The address for State Street is State Street Financial Center, One Lincoln Street, Boston, MA 02111. Applicable percentage of beneficial ownership at December 31, 2012 is based on 585,349,231 shares outstanding.

(3)

On a Schedule 13F filed with the SEC by Yacktman Asset Management LP for the quarter ended June 30, 2013. The Company has not undertaken any independent verification of the information presented. The Form 13F filed by Yacktman Asset Management LP indicates that the reporting person and certain of its affiliates held investment discretion and sole voting authority with respect to 32,690,296 shares of Sysco common stock as of June 30, 2013. Yacktman Asset Management LP’s address, as reported on the Form 13F, is 6300 Bridgepoint Parkway, Building One, STE 500, Austin, TX 78730. Applicable percentage of beneficial ownership at June 30, 2013 is based on 586,106,470 shares outstanding.

Stock Ownership Guidelines

To align the interests of our executives with those of our stockholders, Sysco’s Board of Directors concluded that our executive officers should have a significant financial stake in Sysco stock. To further that goal, for several years we have maintained stock ownership guidelines for our executives. In August 2013, we amended our Corporate Governance Guidelines in order to increase the requirements applicable to the CEO and Executive Chairman positions, and to provide clarity to the stock ownership guidelines. Beginning in August 2016 or upon the end of the five-year period from the date the officer is hired, promoted or otherwise becomes subject to the guidelines, whichever is later, the executives should own the number of shares, by position, as described in the following table.

Position	Required to Own by Fifth Anniversary in Position
CEO	225,000 shares
Executive Chairman	100,000 shares
Executive Vice Presidents	60,000 shares
Senior Vice Presidents	20,000 shares
Other Section 16 Officers	10,000 shares

Executive officers have five years to achieve these ownership requirements. The five-year period begins the date the officer is hired, promoted or otherwise becomes subject to the guidelines. If an individual was hired after August 26, 2011, or promoted after August 26, 2011 to a position that requires the ownership of a greater amount of stock than his or her prior position, the five-year period pertaining to the new position will begin to run upon the effectiveness of the hiring or promotion; provided, further, however, that a promoted individual shall continue to comply with the above ownership requirements applicable to his or her prior position at all times subsequent to the promotion.

The shares counted towards ownership requirements shall include Sysco shares of common stock owned directly or indirectly by the executive officer, any other shares of vested restricted stock held by the executive officer that may be subject to transfer restrictions or potential clawbacks, two-thirds of an executive officer’s shares underlying unvested restricted stock units and two-thirds of an executive officer’s unvested restricted stock, and shall not include shares held through any other form of indirect beneficial ownership, or shares underlying unexercised options.

In addition to the ownership requirements described above, each executive officer of the Company, including the Executive Chairman, may need to retain a percentage (not to exceed 25% as described below) of the net shares acquired upon exercise of stock options and of the net shares acquired pursuant to vested restricted stock and restricted stock unit (RSU) grants until the executive officer’s holdings of Company stock equal or exceed all future ownership guidelines not yet applicable to the executive officer. For these purposes, “net shares” shall mean the shares remaining after disposition of shares necessary to pay the related tax liability and, if applicable, exercise price.

We adopted guidelines with a specific number of shares rather than a multiple of salary to protect executives from unnecessary concern regarding fluctuations in the stock price, and the Corporate Governance and Nominating Committee will periodically review the guidelines to determine if they need to be updated due to, among other things, significant changes in the price of Sysco stock. Based on an assumed $32 Sysco stock price, the CEO ownership requirement of 225,000 shares equals a value of approximately six times Mr. DeLaney’s salary. The other officer ownership requirements are set at lower levels that Sysco believes are reasonable given their salaries and responsibility levels. Restricted stock and restricted stock unit incentives, coupled with shares obtained from the exercise of stock options, are anticipated to provide all executives with the opportunity to satisfy these requirements within the specified time frames.

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The guidelines also provide that after five years of service as a non-employee director, such individuals are expected to continuously own a minimum of 16,500 shares of Sysco common stock. The Executive Chairman is subject to the stock ownership guidelines applicable to Sysco’s non-employee directors, as well as a stock ownership requirement applicable to the Executive Chairman position.

We provide the Board of Directors with the status of the executives’ and directors’ stock ownership at all of the regularly-scheduled meetings to ensure compliance with these holding requirements. As of September 17, 2013, all named executive officers and directors met their then-applicable stock ownership requirement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, our executive officers and directors and any persons holding more than ten percent (10%) of our common stock are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of initial ownership of our common stock and changes in ownership of such common stock. To our knowledge, no person beneficially owns more than 10% of our common stock. Copies of the Section 16 reports filed by our directors and executive officers are required to be furnished to us. Based solely on our review of the copies of the reports furnished to us, or written representations that no reports were required, we believe that, during fiscal 2013, all of our executive officers and directors complied with the Section 16(a) requirements, except as follows: one late filing by each of Messrs. Day, DeLaney, Elmer, Green, Hope, Kreidler, Libby, Moskowitz, Pulliam and Shurts related to the fiscal year 2013 restricted stock unit grant and stock option grant on November 13, 2012 and restricted stock unit grant to Messrs. DeLaney and Kreidler on November 14, 2012, all of which were filed late on November 20, 2012 due to an administrative error.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information regarding equity compensation plans as of June 29, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	31,556,789	$29.07	14,412,673	(1)
Equity compensation plans not approved by security holders	—	—	—
TOTAL	31,556,789	$29.07	14,412,673	(1)

(1)

Includes 10,159,110 shares issuable pursuant to our 2007 Stock Incentive Plan, as amended, of which 5,530,402 shares eligible to be granted as full value awards; 483,096 shares issuable pursuant to our 2009 Non-Employee Directors Stock Plan; and 3,770,467 shares issuable pursuant to our Employees’ Stock Purchase Plan as of June 29 2013. Does not reflect the issuance of 332,270 shares in July 2012 pursuant to the completion of the fourth quarter purchase under our Employees’ Stock Purchase Plan.

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we provide an overview of our philosophy and objectives of our executive compensation program and describe the material components of our executive compensation program for our fiscal 2013 named executive officers or “NEOs,” whose compensation is set forth in the 2013 Summary Compensation Table and other compensation tables contained in this proxy statement:

•

William J. DeLaney, our Chief Executive Officer;

•

Robert C. Kreidler, our Executive Vice President and Chief Financial Officer;

•

Michael W. Green, our Executive Vice President and President of Foodservice Operations;

•

Wayne R. Shurts, our Executive Vice President and Chief Technology Officer;

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•

William B. Day, our Executive Vice President, Merchandising; and

•

James D. Hope, our former Executive Vice President, Business Transformation.

In addition, we explain how and why the Compensation Committee of our Board (the “Committee”) arrives at compensation policies and decisions involving the NEOs.

Executive Summary

Sysco is the global leader in selling, marketing and distributing food products, equipment and supplies to the foodservice industry. As such, our long-term success depends on our ability to attract, engage, motivate and retain highly talented individuals who are committed to Sysco’s vision and strategy. One of the key objectives of our executive compensation program is to link executives’ pay to their performance and their advancement of Sysco’s overall annual and long-term performance and business strategies. Other objectives include aligning the executives’ interests with those of stockholders and encouraging high-performing executives to remain with Sysco over the course of their careers. We believe that the amount of compensation for each NEO reflects extensive management experience, high performance and exceptional service to Sysco and our stockholders. We also believe that Sysco’s compensation strategies have been effective in attracting executive talent and promoting performance and retention.

Business Highlights

Fiscal 2013 was a year in which we progressed with our Business Transformation Project while facing a challenging business and economic environment. The foodservice industry has not fully participated in the overall economic recovery primarily due to constrained consumer spending for food-away-from-home. Our results of operations reflect these challenges as well as the impact of increased expenses from our Business Transformation Project, severance and charges related to the withdrawal from certain multiemployer pension plans. We believe our sales growth and expense management on a cost per case basis was acceptable. Our gross profit performance, however, did not meet our expectations due partially to competitive pressures and a shift in customer mix. We remain focused on the execution of our business plan and our Business Transformation Project, with the goal for these initiatives to contribute to the long-term success of our customers and in turn, growth in our earnings.

Financial highlights from fiscal 2013 include the following:

•

Sales of $44.4 billion.

•

Operating income of $1.7 billion.

•

Net earnings of approximately $1.0 billion.

•

Diluted earnings per share was $1.67. Adjusted* diluted earnings per share was $2.14.

•

Cash flow from operations of $1.5 billion and free cash flow of $1.0 billion.

•

Acquisition of 14 companies with annualized sales in excess of $1 billion.

•

Annual dividend increased by 3.8% and $648 million paid to our stockholders in dividend payments.

*(For more detail please see our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Our discussion of our results herein includes certain non-GAAP financial measures that we believe provide important perspective with respect to underlying business trends. Other than free cash flow, any non-GAAP financial measure will be denoted as an adjusted measure and, except for measures provided pursuant to benefit plan formulas, will exclude expenses from our Business Transformation Project, withdrawals from multiemployer pension plans, restructuring charges, and a one-time acquisition related charge. More information on the rationale for the use of these measures and reconciliations to GAAP numbers can be found in Annex I - Non-GAAP Reconciliations.)

Say on Pay – Stockholder Feedback

At last year’s Annual Meeting, 92% of the stockholders who cast a vote for or against the proposal voted in favor of the Company’s “Say on Pay” proposal on executive compensation. Further, throughout the year, management engaged in dialogue with our largest investors to solicit their feedback and gather information on their views and opinions on various operations and governance issues, including executive compensation practices. The Company did not take specific action in response to the 2012 “Say on Pay” vote. However, based on the results and our ongoing dialogue with our stockholders, the Committee and our Board concluded that, even though our overall executive compensation policies and practices enjoy favorable stockholder support, it was appropriate to continue to adjust the compensation mix of our named executive officers to ensure that fixed and variable compensation components and target total direct compensation are set at levels that ensure that earned compensation awards are reflective of Sysco’s performance relative to its peers and our internal pay philosophy.

The Committee carefully considers feedback from our stockholders regarding our executive compensation program. In addition to the annual “Say on Pay” advisory vote on NEO compensation, stockholders are invited to express their views to the Committee as described under the heading “Corporate Governance– Communicating with the Board.”

Changes to Executive Compensation Program

Sysco is committed to providing and maintaining a competitive executive compensation program. Recent changes to Sysco’s executive compensation programs approved by the Committee include the following:

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Fiscal 2013 Changes:

Component:	Change:	Objective:
Annual Incentive Award	Refined performance goal setting and financial objectives to align with Sysco’s annual profit plan.	• Ensure the goals will better reflect market conditions, operating expectations and other relevant factors as reflected in Sysco’s profit plan. • Reinforce accountability to annual profit plan goals.
Annual Incentive Award – NEO Individual Objectives

Modified the form of the annual incentive award agreement for the NEOs (in line with that of the CEO which changed in 2012) and other senior level officers to allow the Committee to adjust annual incentive awards for strategic bonus objectives (“SBOs”). Implemented an umbrella bonus plan funding structure pool for the CEO and other NEOs.

•

Provide the Committee the opportunity to assess each NEO’s performance with respect to specified SBOs and make relevant adjustments to promote pay for performance by individuals.

•

Maintain Section 162(m) compliance for annual incentive award payments while providing the Committee more flexibility in determining such payments.

Total Compensation Opportunity	Maintained competitiveness through increases in performance incentives and merit based salary increases.	• Maintain an appropriate balance between long-term and short- term orientation to the business, with a continued strong focus on variable pay for performance.
Retirement Benefits

Approved changes to the structure of our qualified and executive nonqualified retirement program; including (i) the freezing of future benefit accruals under the Sysco Retirement Plan and the Supplemental Executive Retirement Plan (the “SERP”), (ii) the cessation of deferrals and company matches under the Executive Deferred Compensation Plan (the “EDCP”), and (iii) the enhancement of the Sysco 401(k) Plan and the adoption of the new Management Savings Plan (the “MSP”), as a successor to the SERP and EDCP.

•

Increase focus on variable, performance-related compensation and away from fixed retirement compensation.

•

Maintain consistency with market practice of a defined contribution approach to retirement savings.

•

Align executive compensation retirement benefits with broad based retirement benefits and best practice.

•

Manage on-going costs and expense volatility.

Fiscal 2014 Changes:

Component:	Change:	Objective:
Annual Incentive Award	Aligned performance goal setting and financial objectives with Sysco’s annual profit plan. Adjusted sales metric to consider both percentage increase in sales and gross profit dollars growth.	• Ensure the goals, operating expectations and other relevant factors are those reflected in Sysco’s profit plan. • Reinforce focus on profitable sales growth.
Annual Incentive Award – NEO Individual Objectives	Increased percentage of annual incentive award that is subject to adjustment from 20% to 40% based on satisfaction of SBOs.	• Reinforce and increase the Committee’s ability to assess each NEO’s performance with respect to SBOs and make relevant upward or downward adjustments to promote individual pay for performance.
Long-term Incentives	Modified mix for future long-term incentive compensation award to 40% stock options, 35% CPUs and 25% RSUs.	• Strike a more appropriate balance of variable pay for performance vehicles used to incentivize executives. • Reflect prevailing market practices.
Change-in-Control	Moved from single-trigger to double-trigger for accelerated vesting for future long-term incentive grants under certain change of control scenarios.	• Enhance the retention of key executives following a change-in-control event. • Reflect prevailing market practices.
Stock Ownership	Increased stock ownership requirements for the CEO and Executive Chairman positions.	• Strengthen alignment with stockholders. • Ensure long term view of stockholder value creation.

During fiscal 2013, Sysco made changes to retirement benefits offered to employees and executives. We moved from a defined benefit to a defined contribution strategy for qualified and non-qualified plans in order to further align Sysco with our peer group, increase flexibility, simplfiy the benefit structure, retain key talent and reduce and stablize costs. Going forward, wealth accumulation at Sysco will be focused mainly on annual and long-term incentive plans, each of which are better aligned with stockholder interests and Sysco performance. The program changes, however, were expected to result in signifcant reductions in antipated retirement benefits for then current participants. In order to effect the new strategy, while retaing key leaders, Sysco implemented a transition strategy to address the reduction in anticipated value of retirement benefits. A transition program was developed aorund the key tennant that no impacted participant would experience an aggregate reduction of more than 20% in his or her expected retirement benefits as a result of the fiscal 2013 plan changes. The change in anticipated value reduction was measured by comparing the lump-sum value of an individual’s anticipated benefit at his or her earliest unreduced retirement age under each of the alternative models. To mitigate this loss in expected benefits, impacted individuals will receive transitional contributions under the MSP of up to an additional 10% of pay for up to each of next ten years. In addition, for each of the 32 of our senior executives where the supplemental MSP contributions was insufficient to reduce the exected loss to an acceptable range, the executive also received a one-time grant of RSUs. The value of the RSU grant was an amount equal to the difference between the anticipated benefit at earliest unreduced retirement age under the revised plan structure and 80% or 85% (depending on years of services) of the anticipated benefit at earliest unreduced retirement age under the former plan strcuture. Of the NEOs, Messrs. Delaney and Kreidler received a one-time, transitional RSU grant.

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How Pay is Tied to Performance

Sysco’s executive compensation program directly links a substantial portion of executive compensation to Sysco’s financial performance through annual and long-term incentives. The mix of the key non-retirement compensation elements for the CEO and other NEOs for fiscal 2013 is shown below. The Target Compensation Mix charts describe each element of compensation as a percent of total target direct compensation while the Actual Compensation Paid charts describe each element of compensation that was actually paid out (for cash incentives) or granted (for equity awards) in fiscal 2013, other than those specifically described in the paragraph below.

TARGET COMPENSATION MIX - FY 2013
(consisting of base, annual incentive award & long-term incentives)

CEO

88%
Performance Linked
17%
12%
18%
LTI: 71%
35%
18%

OTHER NEOs (AVERAGE)

81%
Performance Linked
20%
19%
LTI: 61%
15%
31%
15%

ANNUAL COMPENSATION
- Salary
- MIP Annual Incentive Award

LONG-TERM INCENTIVES (LTI)
- Restricted Stock Units (RSU)
- Stock Options
- Cash Performance Units (CPU)

ACTUAL COMPENSATION PAID - FY 2013
(consisting of base, annual incentive award & long-term incentives)

CEO

85%
Performance Linked
9%
15%
10%
LTI: 76%
35%
31%

OTHER NEOs (AVERAGE)

75%
Performance Linked
11%
25%
8%
LTI: 64%
35%
21%

ANNUAL COMPENSATION
- Salary
- MIP Annual Incentive Award

LONG-TERM INCENTIVES (LTI)
- Restricted Stock Units (RSU)
- Stock Options
- Cash Performance Units (CPU)

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The Committee has not historically used an exact formula for allocating between fixed and variable, cash and non-cash, or short-term and longer-term compensation, allowing it to incorporate flexibility into our annual and longer-term compensation programs and adjust for the evolving business environment. The Target Compensation Mix charts above include award opportunities related to annual and long-term incentive compensation, granted in fiscal 2013 and valued at target levels, and do not include (i) any amounts paid with respect to prior years’ incentive award grants, (ii) components of one-time payments, such as sign-on awards or severance payments, or (iii) any value of retirement benefits, including the one-time RSU grants awarded to Messrs. DeLaney and Kreidler as part of the defined benefit to defined contribution retirement plan transition. The Actual Compensation Paid charts include the annual incentive and CPU award amounts paid out to the NEOs in cash with respect to fiscal 2013 or measurement period ending in fiscal 2013, and do not include (i) the value of the CPU award grant made in November 2012 for the 2012-2014 period, (ii) the sign-on award made to Mr. Shurts (both cash sign-on and RSU grant), (iii) any severance payments made to Mr. Hope, or (iv) the value of the one-time RSU grants awarded to Messrs. DeLaney and Kreidler as part of the transition from a defined benefit to defined contribution retirement plan strategy. All charts include salary with respect to fiscal 2013 and the estimated grant date value of stock options and RSUs granted during fiscal 2013 as part of the NEOs long-term incentive compensation. Additionally, the CEO Actual Compensation Paid chart does include the one-time RSU make up grant awarded to Mr. DeLaney as part of the option over-grant, such grant is further described in “-- What We Paid and Why.”

The value of all of Sysco’s stock options and RSUs is time vested and depends upon Sysco’s stock performance. The value of CPUs is time vested and depends on performance against pre-established performance goals over a three-year peformance period. How we derive the values of the components of Sysco’s long-term incentives is discussed under “—How Executive Pay is Established.” Including the annual incentive award, payment of which is largely dependent on Sysco’s financial performance, these four performance-linked components constituted approximately 80% to 88% of the total target direct compensation, and approximately 73% to 85% of the total actual direct compensation paid for fiscal 2013 to each of the NEOs.

Philosophy of Executive Compensation Program

Historically, our executive compensation plans have directly linked a substantial portion of annual executive compensation to Sysco’s performance. These plans are designed to deliver superior compensation for superior company performance. Likewise, when company performance falls short of expectations, certain programs deliver lower levels of compensation. However, the Committee tries to balance pay-for-performance objectives with retention considerations, so that even during temporary downturns in the economy and the foodservice industry, the programs continue to ensure that successful, high-achieving employees stay committed to increasing Sysco’s long-term value. Furthermore, to attract and retain highly skilled management, our compensation program must remain competitive with that of comparable employers who compete with us for talent.

Core Principles

We use the following key principles as the cornerstone of Sysco’s executive compensation philosophy to attract, develop and retain business leaders to drive financial and strategic growth and build long-term stockholder value:

•

Pay for Performance: Provide base salaries that reflect each NEOs background, experience and performance combined with variable, incentive compensation, such that superior performance rewards executives at higher levels than at peer companies while subpar performance results in less compensation than would be the case at peer companies;

•

Competitiveness and Retention: Provide a competitive pay opportunity that attracts and retains the highest quality professionals;

•

Accountability for Short- and Long- Term Performance: Strike an appropriate balance between short-term and longer-term compensation and short- and longer-term interests of the business; and

•

Alignment with Stockholders’ Interests: Link the interests of our executive officers with those of our stockholders through the risks and rewards of significant equity based compensation.

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Our Practices

Below we highlight certain executive compensation practices applicable to our NEOs, both the practices we have implemented to drive performance and the practices we have not implemented because we do not believe they would serve our stockholders’ long-term interests.

What We Do

•

Pay for Performance – We link pay to Sysco and individual performance. The great majority of non-retirement executive pay is at risk.

•

Mitigate Undue Risk – We mitigate undue risk associated with compensation, including utilizing a mix of elements, caps on potential payments, clawback provisions, multiple performance targets and robust Board and management processes to identify risk. We do not believe any of Sysco’s compensation programs create risks that are reasonably likely to have a material adverse impact on Sysco, which we validate through our compensation risk analysis each year.

•

Independent Compensation Consulting Firm – The Committee benefits from its utilization of an independent compensation consulting firm that does not provide any other services to Sysco.

•

Executive Compensation Recoupment Policy – The Committee has the authority to recoup compensation that resulted from a material misstatement of financial results.

•

Reasonable Change in Control Provisions – We believe we have reasonable change in control provisions that generally apply to executive officers in the same manner as the applicable broader employee population.

•

Modest Perquisites – We provide only modest perquisites that have a sound benefit to Sysco’s business. We do not allow personal use of the private aircraft.

•

Significant Stock Ownership Guidelines – We have adopted stringent stock ownership guidelines. We review and adjust these guidelines when appropriate.

•

Regular Review of Share Utilization – We evaluate share utilization by reviewing overhang levels (dilutive impact of equity compensation on our shareowners) and annual run rates (the aggregate shares awarded as a percentage of total outstanding shares).

•

Limited Trading Windows – Executive officers and directors can only purchase and sell Sysco comon stock and exercise stock options during approved trading windows, which generally open two business days after Sysco issues its quarterly earnings release. Trading windows typically close 7 weeks after the opening of the window.

What We Don’t Do

•

None of our current NEOs has an employment contract.

•

No tax gross-ups for personal aircraft use, financial planning or loss on sale of home in relocations.

•

No separate change in control agreements.

•

Prohibition on Hedging – Our insider trading policy prohibits executive officers and directors from using strategites or products (such as derivative securities or short-selling techniques) to hedge against the potential decrease in the market value of Sysco common stock.

•

No excise tax gross-ups upon change in control.

•

No repricing of underwater stock options.

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Components and Objectives of Executive Compensation Program

The Committee has built the executive compensation program upon a framework that includes the following components and objectives, each of which is described in greater detail later in this Compensation Discussion and Analysis. The Committee reviews each component of the executive compensation program to see how it affects target total pay levels and generally targets total direct compensation at or slightly above the median of the target total pay ranges for similar executive positions among companies in our peer group.

	Component	Description	Objective of Element
Annual Compensation	Base Salary

The Committee generally sets competitive base salaries to attract and retain talented executives and to provide a fixed base of cash compensation. The Committee then may adjust the base salaries based on a number of factors, which may include the executive’s unique job responsibilities, management experience, individual contributions, number of years in his or her position and current salary, which is described under “How Executive Pay is Established” below.

•

Create a pay mix with an appropriate balance between fixed and variable and short- and long-term pay components.

•

Generally targeted at the median of the salary ranges for similar executive positions among companies in our peer group.

MIP - Annual Incentive Award

The MIP annual incentive award is designed to offer opportunities for cash compensation tied directly to company performance. Under the MIP, we pay the annual incentive award in cash with payments made in the first quarter of the fiscal year for bonuses earned with respect to performance in the prior fiscal year. Payment of the annual incentive award is based on satisfaction of performance criteria that the Committee believes ultimately create stockholder value. The threshold requirements for payment of each component of the annual incentive award in fiscal 2013 were Sysco’s achieving at least $1.91 adjusted fully diluted earnings per share, at least a 3% increase in sales, and at least a 12.15% adjusted return on invested capital, respectively. In addition, for fiscal 2013, a portion of each of the NEO’s earned annual incentive award was adjusted based on his performance with respect to SBOs.

•

Pay annual cash incentive bonuses based on Sysco performance on key metrics that support the company’s operating/profit plan.

•

Promote pay for performance in a competitive way so that exemplary performance rewards executives at higher levels than at peer companies.

•

Generally targeted at the median annual incentive ranges among companies in our peer group upon achieving target goals.

Long-Term Incentives	Cash Performance Units (CPUs)

Each NEO has an opportunity to receive cash incentive payments based on Sysco’s performance over a three-year performance period under Sysco’s CPU Plan. The payout on CPUs is based on Sysco’s actual performance over the three-year performance cycle, as compared to pre-established performance goals. The currently outstanding grants we made in 2011 and 2012 that may be paid in August 2014 and 2015 use three-year total shareholder return (TSR) as compared to the S&P 500 as the sole performance criterion. See “Executive Compensation – Cash Performance Unit Plan” for a description of the CPU Plan and outstanding grants thereunder.

•

Motivate executive officers to achieve specified longer term financial goals over a three-year period.

•

Align pay with the creation of stockholder value, as compared with the S&P 500 companies over each performance period.

	Stock Options	Stock options granted to NEOs vest one-fifth per year beginning one year from the date of grant.

•

Closely align the executives’ interests with those of our stockholders.

•

Focus executives on activities that increase stockholder value.

•

Enhance retention through time vesting requirements.

•

Total long-term incentive opportunities are generally targeted between the median and the 75th percentile of the long-term incentives paid by companies in our peer group.

	Restricted Stock Units (RSUs)	Restricted stock units (“RSUs”) granted to NEOs generally vest one-third per year beginning one year from the date of grant. Dividend equivalents are paid, if and when, the underlying RSUs vest.
Retirement, other Benefit Programs and Perquisites	Non-Qualified Retirement Benefits and Deferred Compensation Plan

The new Management Savings Plan (the “MSP”), was adopted in November 2012 as a non-qualified plan. The MSP replaces the SERP and EDCP, which are now frozen to future accruals or contributions. The MSP allows participants to defer a portion of current cash compensation and employer contributions, plus applicable earnings, for payment on specified dates or upon certain specified events. All of the current NEOs are participants in the MSP. Messrs. DeLaney, Kreidler, Green, Hope, and Day are participants in the SERP and the EDCP. The SERP and EDCP have historically played a major role in our total compensation program for NEOs. The SERP was designed to provide annuity payments based on prior years’ compensation following a participant’s termination of service with Sysco. The EDCP allowed participants to defer a portion of current cash compensation and employer contributions, plus applicable earnings, for payment on specified dates or upon certain specified events.

•

Support executive performance and retention as a result of its vesting requirements, and forfeiture provisions applicable to, company contributions.

•

The MSP is a compliment to the Sysco 401(k) Plan and together serve as the primary retirement savings vehicles for executives. The MSP provides a competitive retirement savings opportunity for executives.

Other Benefits and Perquisites

Executive officers are eligible to participate in the same benefit programs that are offered to other salaried employees. Limited perquisites are provided to executives, including payment of accidental death and dismemberment insurance coverage, long-term care insurance coverage, reimbursement of costs for annual medical exams, payment of long-term disability coverage, payment of fees related to the preparation of foreign tax returns, and certain expenses related to spousal travel in connection with business events. See “—Executive Perquisites & Other Benefits– Detailed Information” below.

•

Provide market competitive benefits to protect employees’ and their covered dependents’ health and welfare and provide retirement benefits.

•

Facilitate strong performance on the job and enhance productivity.

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How Executive Pay Is Established

The Committee, in consultation with management and the Committee’s independent compensation consultant, Compensation Advisory Partners LLC, referred to herein as CAP, continues to focus on ensuring that our executive compensation programs reinforce our pay for performance philosophy and enhance stockholder value. CAP assisted the Committee in annual benchmarking of executive compensation at Sysco. After reviewing CAP competitive studies, the Committee determined that each named executive officer’s target compensation provided the executive with an appropriate compensation opportunity. The Committee later determined, based on the Company’s fiscal 2013 performance, that each named executive officer’s total 2013 compensation was generally appropriate in light of overall Company performance and the executive’s personal performance.

In developing our pay for performance policies, the Committee generally benchmarks elements of pay against a comparison peer group, discussed below. However, the Committee has not historically used an exact formula for allocating between fixed and variable, cash and non-cash, or short-term and longer-term compensation, allowing it to incorporate flexibility into our annual and longer-term compensation programs and adjust for the evolving business environment.

Committee Oversight

The Committee, which is comprised of all independent directors, is responsible for overseeing Sysco’s executive compensation program. The Committee determines and approves all compensation of the CEO and Sysco’s other senior officers, including the NEOs. Although the Committee meets jointly with the Corporate Governance and Nominating Committee to discuss both the CEO’s personal goals and his performance in achieving such goals in each fiscal year, the Committee solely approves all compensation awards and payout levels. The Committee develops and oversees programs designed to compensate our corporate officers, including the named executive officers, as well as the presidents and executive vice presidents of our operating companies. The Committee is also authorized to approve all grants of restricted stock, restricted stock units, stock options and other awards to NEOs under our equity-based incentive plans for Sysco employees. Further information regarding the Committee’s responsibilities is found under “Corporate Governance – Board Meetings and Committees” and in the Committee’s Charter, available on the Sysco website at www.sysco.com under “Investors — Corporate Governance — Committees.”

The Committee has several resources and analytical tools they consider in making decisions related to executive compensation. The table that follows discusses the key tools the Committee uses.

Committee Resources
Independent Committee Consultant – CAP

CAP attended five Committee meetings during fiscal 2013.

CAP advised on compensation matters, including peer group composition, annual and long term incentive plan designs, and market data on CEO and other NEO compensation.

CAP prepared Compensation Studies for NEOs:

•

For decisions made from May 2012 through April 2013, the Committee consulted a CAP study prepared in May 2012 that used the most current available peer group information and benchmarked 2012 base salary, estimated 2012 total cash compensation and total direct compensation, and target 2013 base salary, total cash compensation, long-term incentives, and total direct compensation of each of the named executive officers.

•

For all executive compensation decisions made from May 2013 through the date of this proxy statement, including base salary adjustments for fiscal 2014 and fiscal 2014 incentive awards, the Committee consulted a CAP study dated May 2013 that used updated peer group information and benchmarked 2012 base salary, estimated 2013 total cash compensation and total direct compensation, and target 2013 base salary, total cash compensation, long-term incentives, and total direct compensation of each of the named executive officers.

For purposes of the reports listed above, “target total cash compensation” was defined as proposed base salary plus target MIP bonus of 150% for Mr. DeLaney, 100% for Messrs. Kreidler, Shurts, Hope and Day and 125% for Mr. Green. For these purposes, “target total direct compensation” was defined as target total cash compensation plus the value of stock options, restricted stock units and cash performance units expected to be granted with respect to the year in question; stock options are valued using an estimated Black-Scholes calculation, restricted stock units are valued at the fair market value of Sysco stock on the date of grant and cash performance units are valued at $1.00 per unit, with assumed payout at the 100% target amount; and “actual amounts” are calculated similarly to the target amounts but use an estimated bonus payout and the actual amounts paid for all components other than the annual bonus.

The Committee has determined CAP to be independent from the company and that no conflicts of interest exist related to CAP’s services provided to the Committee. CAP is an independent consultant and reports directly, and exclusively, to the Committee. Other than services provided to the Committee, CAP does not perform any services for Sysco. Additionally, CAP has policies and procedures in place to prevent conflicts of interest. The fees received by CAP related to Sysco represented less than 3.5% of CAP’s 2012 total revenues. Neither CAP nor any adviser of CAP had a business or personal relationship with any member of the Committee or any executive officer of Sysco during fiscal 2013. No CAP adviser directly owns, or directly owned during fiscal 2013, any Sysco stock.

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Committee Resources
Sysco’s Human Resources Department

Sysco’s Senior Vice President, Human Resources and the Human Resources Department (“HR”) provides additional analysis and counsel as requested by the Committee related to NEO compensation:

•

Assisting the CEO and Senior Vice President of Human Resources in making preliminary recommendations of base salary structure, annual and long-term incentive plan design and target award levels for the NEOs and other participants in the MIP.

•

Providing scenario planning; HR provides the Committee with anticipated pay out levels throughout the year based on the Company’s projections relative to the performance measures.

•

Providing comparison data on the internal equity of the compensation awarded within the Sysco organization.

HR has retained the services of Towers Watson to provide assistance to HR and Sysco management in making recommendations to the Committee and the Board with respect to certain aspects of executive compensation. Towers Watson has provided advice directly to Sysco’s management team and has consulted directly with management and provided, among other things, reports based on their proprietary data and information regarding market benchmarks.

CEO

For other NEOs, the CEO makes individual recommendations to the Compensation Committee on base salary and annual and long-term incentive goals and award opportunities. The CEO also provides initial recommendations for MIP annual incentive award performance targets and individual SBOs for the Committee to consider. The CEO does not have a role in determining the compensation of the Executive Chairman.

The Committee reviews, discusses, modifies and approves as appropriate these compensation recommendations. The CEOs recommendations with respect to fiscal 2013 compensation and fiscal 2014 compensation to date were accepted by the Committee. No member of management, including the CEO, has a role in determining his or her own compensation.

Role of CEO and/or Other Executive Officers in Determining Executive Compensation

As described in the table above, our CEO, Mr. DeLaney, provides recommendations to the Committee for each element of compensation for each of the NEOs other than himself. In forming his recommendations, he is advised by HR as described above. HR assesses the design of, and makes recommendations related to, Sysco’s compensation and benefit programs. Mr. DeLaney also consults with other senior officers of the company for recommendations related to the appropriate financial and non-financial performance measures used in our incentive programs. Mr. DeLaney does not have a role in determining the compensation of the Executive Chairman, nor does HR provide assistance to the Committee with respect to the determination of Mr. Fernandez’ compensation in his role as Executive Chairman. In developing recommendations for the Committee, Mr. DeLaney and HR consult benchmarking and other market data from CAP and Towers Watson as described elsewhere in this proxy statement, and follow the philosophy and pursue the objectives described above under “—Philosophy of Executive Compensation Program.” The Committee, with input from CAP, determines each element of compensation for Mr. DeLaney. With input from CAP, HR and Mr. DeLaney, the Committee determines each element of compensation for the other NEOs. The Committee is under no obligation to utilize these recommendations. Executive officers and others may also attend Committee meetings when invited to do so.

Use of Peer Group and Survey Data

Sysco is the largest foodservice distributor in North America, and other companies in the foodservice industry are significantly smaller, with nearly all of such companies also being privately-held. We believe that these smaller businesses would not create a satisfactory comparison group due to the greater skill levels and abilities required to manage a public company of Sysco’s size. Absent a robust industry peer group, the Committee concluded that the most comparable companies with respect to executive pay are companies whose business size and complexity are similar to ours and with which we compete for top executive positions. Therefore, the peer group developed for the executive compensation analysis for all of the named executive officers is not the same peer group that is used in the stock performance graph included in our annual report to stockholders. The Committee evaluates the peer group periodically for appropriateness and made changes to the peer group in February 2013. The peer group utilized by the Committee for fiscal 2013 (beginning in February 2013) and fiscal 2014 (through the date of this proxy statement) executive compensation decisions was not the same peer group used for all decisions made during fiscal 2012 and in fiscal 2013 until February 2013.

The peer group utilized by the Committee for fiscal 2012 and until February 2013 executive compensation decisions and for executive pay and performance benchmarking include the following companies, referred to herein as the “2012 Peer Group”:

• AmerisourceBergen Corporation • Best Buy Company, Inc. • Cardinal Health Inc. • Emerson Electric Company	• Express Scripts Inc. • FedEx Corp. • McDonald’s Corp.	• McKesson Corp. • Pepsico Inc. • Staples, Inc.	• Target Corp. • United Parcel Service Inc. • Walgreen Company

After analysis and consultation with CAP, the Committee made changes to the peer group in fiscal 2013 so that, in the aggregate, the peer group more closely approximate the scope of Sysco’s business as measured by revenue and market capitalization. The companies in the peer group for executive pay and performance benchmarking for decisions made during fiscal 2013 and so far in fiscal 2014 include the following, and are referred to herein as the “2013 Peer Group”:

• AmerisourceBergen Corporation • Best Buy Company, Inc. • ConAgra Foods Inc. • Costco Wholesale Corp	• FedEx Corp. • Home Depot Inc. (The) • Kraft Foods Group Inc. • McDonald’s Corp.	• Lowe’s Cos Inc. • Staples, Inc. • Target Corp.	• United Parcel Service Inc. • Walgreen Company • YUM! Brands Inc.

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Based on the most recent fiscal year data available for each of the CAP studies described above in “—Committee Oversight,” the Committee determined the 2013 Peer Group revenue level, and thus the 2013 Peer Group, was a closer comparable group to Sysco. These groups had the median market capitalization and revenue levels shown below:

	Market Capitalization	Revenue Level
2012 Peer Group:	2012: $28.9 billion as of March 31, 2012 2013: $35.0 billion as of December 31, 2012	2012: $53.1 billion as of most recent fiscal year end prior to May 2012 2013: $65.5 billion as of most recent fiscal year end prior to May 2013
2013 Peer Group :	2013: $32.5 billion as of December 31, 2012	2013: $47.8 billion as of most recent fiscal year end prior to May 2013
Sysco:	2013 : $20.0 billion	2013 : $44 billion

Peer group compensation data is limited to information that is publicly reported and, to the extent it deems appropriate, the Committee uses it to benchmark the major components of compensation for our named executive officers.

The CAP May 2013 compensation study compared Sysco’s actual pay (based on projected annual incentive payments) and projected fiscal 2013 financial performance to that of the peer companies, as well as benchmarking the target pay program. The following projected one-year and three-year performance measures were reviewed with respect to validating Sysco’s 2013 pay and performance alignment:

•

Revenue growth;

•

EPS growth;

•

Return on Invested Capital;

•

Net Income Margin; and

•

Total shareholder return (computed as of December 31, 2012).

For fiscal 2013, Sysco’s performance rank based on these one-year and three-year financial metrics varied by measure, yet on average, approximated, the peer group median overall for both periods. NEO pay, on average, was positioned below median, in part due to fiscal 2013 MIP annual incentive awards that were below target.

What We Paid and Why

Base Salary– Detailed Information

We pay base salaries to attract and retain talented executives and to provide a fixed base of cash compensation. The table below shows the salaries of each named executive officer at the beginning of fiscal 2012, 2013 and 2104:

Named Executive Officer	2012 Base Salary(1)		2013 Base Salary		2014 Base Salary
William J. DeLaney	$1,150,000		$1,175,000	(2)	$1,198,500	(4)
Robert C. Kreidler	600,000		700,000	(3)	715,000	(4)
Michael W. Green	650,000		700,000	(3)	715,000	(4)
Wayne R. Shurts	n/a	(5)	575,000	(3)	587,000	(4)
William B. Day	500,000		510,000	(3)	520,000	(4)
James D. Hope	525,000		525,000	(3)	n/a	(5)

(1)

The Committee approved these base salaries on July 19, 2011, effective as of July 3, 2011.

(2)

The Committee approved these base salaries on August 23, 2012, effective as of September 1, 2012.

(3)

The Committee approved these base salaries on July 19, 2012, effective as of September 1, 2012.

(4)

The Committee approved these base salaries on July 18, 2013, effective as of September 1, 2013.

(5)

Mr. Shurts began his employment with Sysco on October 15, 2012. Mr. Hope employment ended effective July 29, 2013.

Base Salary – Analysis

Fiscal 2013 Base Salary

For base salary determinations for fiscal 2013, the Committee reviewed each executive’s job responsibilities, management experience, individual contributions, tenure in position and then-current salary. The Committee determined that it was appropriate to grant the salary increases for fiscal 2013 described in the chart above. Following a comprehensive review of Mr. DeLaney’s performance in fiscal 2012 by the Corporate Governance and Nominating Committee and the Committee, and Mr. DeLaney’s evaluation by the entire Board, the Compensation Committee approved a raise in Mr. DeLaney’s salary of $25,000, or 2.2%, reflecting the Company’s average increase. The Committee approved a salary adjustment upward of 16.67% for Mr. Kreidler for fiscal 2013, after considering input from the CEO on Mr. Kreidler’s individual contributions, as well as to adjust his relative position closer to the median of the peer group, to be more competitive, and to be better aligned with the Company’s pay philosophy. The Committee also approved a salary adjustment upward of 8.33% for Mr. Green for fiscal 2013, after considering input from the CEO on Mr. Green’s individual contributions and additional job responsibilities, as well as to keep his relative position at the median of the peer group. The Committee approved a raise in Mr. Day’s salary of 2%, reflecting his individual contributions. Mr. Hope’s salary did not change, as it was determined to be fully competitive. These changes placed the fiscal 2013 base salary of Messrs. DeLaney and Kreidler near the 25th percentile of the 2012 Peer Group, and that of Mr. Green between the 50th and 75th percentile of the 2012 Peer Group. Messrs. Day and Hope fiscal 2013 base salary stayed between the 25th and 50th percentile of the 2012 Peer Group. Mr. Shurts fiscal 2013 salary of $575,000 was offered to him based on his experience and for internal equity amongst the senior officers, and placed his fiscal 2013 base salary at the 50th percentile of the 2012 Peer Group.

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Fiscal 2014 Base Salary

For base salary determinations for fiscal 2014, the Committee once again reviewed each executive’s job responsibilities, management experience, individual contributions, tenure in his position and then-current salary. The Committee determined that it was appropriate to grant the salary increases for fiscal 2014 described in the chart above. Following a comprehensive review of Mr. DeLaney’s performance in fiscal 2013 by the Corporate Governance and Nominating Committee and the Committee, and Mr. DeLaney’s evaluation by the entire Board, the Committee approved a raise in Mr. DeLaney’s salary for fiscal 2014 of $23,500, or 2%, reflecting the Company’s average merit increase. The Committee approved salary adjustments for each of Messrs. Kreidler, Green, Shurts, and Day for fiscal 2014 of an approximate 2% increase, after considering input from the CEO on each of their individual contributions and additional job responsibilities. The Committee approved these salary increases for annual market adjustment as recommended by CAP and management. These changes and the changes to the peer group place the fiscal 2014 base salaries of Messrs. DeLaney and Kreidler between the 50th and 75th percentile of the 2013 Peer Group, that of Mr. Day at the 25th percentile, and that of Messrs. Green and Shurts between the 25th percentile and the median of the 2013 Peer Group. Mr. Hope’s employment ended at the end of fiscal 2013.

Annual Incentive Award – Detailed Information

The MIP annual incentive award is designed to offer opportunities for cash compensation tied directly to company performance. Under the terms of the MIP, we pay the annual incentive award in cash with payments made in the first quarter of the fiscal year for bonuses earned with respect to performance in the prior fiscal year. Each year the Committee approves the incentive award framework for each of the NEOs. In August 2012 and 2013, the Committee approved the incentive award framework for fiscal 2013 and 2014, respectively.

MIP Annual Incentive Award for Fiscal 2013

The NEOs’ fiscal 2013 annual incentive award calculation was based on the following corporate financial objectives, adjusted as described below. Each of the NEOs’ Business Performance Factor is further subject to the SBO review by the Committee as described below.

Calculating the Business Performance Factor
Performance Metric(1)	Potential Payout	Weighting	x	2013 Performance	=	Payout (% of target)
Adjusted Fully Diluted Earnings Per Share	0% - 150%	50%		0%		0%
Adjusted Sales Growth	0% - 150%	30%		73%		21.9%
Adjusted ROIC(2)	0% - 150%	20%		98%		19.6%
TOTAL	0% - 150%	100%				41.5%

(1)

The calculation of the adjusted results with respect to each of the performance metrics excluded from each measure the following items, the financial returns from which we expected to be beyond fiscal 2013: the impact of major acquisitions and divestitures, withdrawals by Sysco operating companies from multi-employer pension plans, and restructuring charges, including but not limited to those relating to severance, facility closures and consolidations and asset write downs. The Committee had the discretion to include certain of these excluded items, except where such inclusion would have caused a named executive officer’s MIP bonus to become non-deductible for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code; however, the Committee did not use such discretion.

(2)

ROIC is computed by dividing the company’s adjusted net after-tax earnings for fiscal 2013 by the company’s adjusted total invested capital for that year. Adjusted total invested capital is computed as the sum of (i) adjusted stockholder’s equity, computed as the average of adjusted stockholders’ equity at the beginning of the year and at the end of each fiscal quarter during the year; and (ii) adjusted long-term debt, computed as the average of the adjusted long-term debt at the beginning of the year and at the end of each fiscal quarter during the year.

The fiscal 2013 program provided for minimum bonus payouts upon achieving adjusted fully diluted earnings per share of at least $1.91, increases in adjusted sales of at least 3% and/or an adjusted return on invested capital of at least 12.15%. This was a change from the fiscal 2012 program, which provided for a threshold incentive payment upon an increase in fully diluted earnings per share of at least 4%, increases in adjusted sales of at least 4% and three-year average return on capital of at least 17.3%. Because Sysco did not meet the minimum levels of adjusted fully diluted earnings per share, but did achieve an approximately 4.38% increase in adjusted sales and 13.35% adjusted return on invested capital, we paid a fiscal 2013 MIP annual incentive award of approximately 41.5% of target. See Annex I for a reconciliation of these adjusted measures to the comparable GAAP measures. Acquisition expenses, acquisition debt, if any, and any gains or losses relating to or resulting from acquisitions with a purchase price in excess of $40 million are excluded from the determination of the relevant performance metrics to reflect the continuing operations of the company and because the returns from such acquisition expenses are generally expected to be outside fiscal 2013. During fiscal 2013, Sysco had three acquisitions with a purchase price over $40 million, which resulted in sales of $173.8 million that were excluded from the calculations determining the level of attainment of the performance metrics. The various levels of performance and the percentage of base salary they would have yielded as a bonus are set forth in a table under “Executive Compensation — Management Incentive Plan.”

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Fiscal 2013 Summary of Payments
NEO	Ending Base Salary	Target Annual Incentive (% of Base Salary)	Sysco Business Performance Factor	Award Funding on Business Performance Factor	Funded Award Not Subject to SBO (80%)	Individual SBO Performance Factor(2)	Amount of Award Funded on SBO (20%)	Total Earned Award for FY13 Performance
DeLaney	$1,175,000	150%	41.5%	$731,437	$585,150	97.5%	$142,630	$727,780
Kreidler	$700,000	100%	41.5%	$290,500	$232,400	110.0%	$63,910	$296,310
Green	$700,000	125%	41.5%	$363,125	$290,500	105.0%	$76,256	$366,756
Shurts(1)	$575,000	100%	41.5%	$174,380	--	--	--	$174,380
Day	$510,000	100%	41.5%	$211,650	$169,320	105.0%	$44,446	$213,766
Hope	$525,000	100%	41.5%	$217,875	$174,300	80.0%	$34,860	$209,160

(1)

Mr. Shurts received a prorated award based on the portion of the fiscal year he was employed.

(2)

The Committee had the discretion to adjust all NEO’s Annual Incentive Award, other than Mr. Shurts, pursuant to individual SBOs, as described below

In approving the MIP annual incentive award arrangements for fiscal 2013, the Committee provided for:

•

MIP annual incentive award payouts which, based upon varying levels of performance, could have varied between 0% and a maximum of 180% of target; and

•

Three bonus measures under the 2013 MIP annual incentive award program that are independent of each other, whereby one portion of the award could be earned even if the threshold performance level required for other measures was not achieved.

Each of the NEO’s fiscal 2013 annual incentive award was subject to an initial earned award amount based on financial performance (the Initial Business Performance Factor) equal to 41.5% of target award. The actual final earned MIP award, however, was also subject to further review by the Committee, whereby the Committee considers pre-established individual SBOs, and has the discretion to adjust 20% of any earned MIP incentive award based on factors determined by the Committee. These goals included, but were not limited to, performance against financial strategic goals and the NEO’s personal performance. The assessment on this award component resulted in an adjustment to the Business Performance Factor as described below. The Committee believes the use of individual SBOs further promotes the overall executive compensation pay philosophy to link individual pay to performance.

If the NEO’s performance with respect to the SBO performance goals had met the target levels established by the Committee, the NEO’s 2013 Award for FY13 Performance would have equaled 100% of the bonus determined by using the initial, unadjusted Business Performance Factor. If the NEO’s performance with respect to the goals had exceeded the target levels established by the Committee, the NEO’s 2013 Award for FY13 Performance would have equaled between 100% and 110% of the bonus determined by using the initial, unadjusted Business Performance Factor. If the NEO’s performance was below the target levels of performance established by the Committee, the NEO’s 2013 Award for FY13 Performance would have equaled between 80% and 100% of the bonus determined by using the initial, unadjusted Business Performance Factor.

For the reasons discussed in “—Annual Incentive Award – Analysis” below, the Committee adjusted the awards initially funded based on the Business Performance Factor and awarded (i) Mr. DeLaney a 2013 MIP annual incentive award equal to 99.5% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.3% of target, (ii) Mr. Kreidler a 2013 MIP annual incentive award equal to 102% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 42.3% of target, (iii) Mr. Green a 2013 MIP annual incentive award equal to 101% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.9% of target, (iv) Mr. Day a 2013 MIP annual incentive award equal to 101% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.9% of target, and (v) Mr. Hope a 2013 MIP annual incentive award equal to 96% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 39.8% of target. Mr. Shurts received a prorated award for the portion of the fiscal year he was employed at 41.5% of target and did not have SBOs in his first year of employment.

In no event could any NEO’s fiscal 2013 MIP annual incentive award have exceeded the maximum bonus amount set as part of the bonus pool amount discussed in “—Limit on Fiscal 2013 and Fiscal 2014 Maximum Annual Incentive Award Payouts” below. The fiscal 2013 awards are also subject to clawback provisions that provide that, subject to applicable law, all or a portion of the award paid pursuant to the 2013 awards may be recovered by Sysco if there is a restatement of our financial results, other than a restatement due to a change in accounting policy, within 36 months of the payment of the award and the restatement would result in the payment of a reduced award if the award was recalculated using the restated financial results. The Committee has the sole discretion to determine the form and timing of the repayment. See “— Executive Compensation Recoupment Policy.”

MIP Annual Incentive Award Potential for Fiscal 2014

In approving the annual incentive award opportunity for fiscal 2014, the Committee provided for:

•

Each named executive officer’s MIP bonus to be targeted at the following percentages of base salary: 150% for Mr. DeLaney, 125% for Mr. Green and 100% for Messrs. Kreidler, Shurts and Day;

•

Three bonus measures under the 2014 MIP annual incentive award program that are independent of each other, whereby one portion of the award can be earned even if the threshold level of one or both of the other measures is not achieved; and

•

Similar to the performance measures used in fiscal 2013, the fiscal 2014 performance measures are similar: (1) adjusted fully diluted earnings per share; (2) capital efficiency, as measured by adjusted return on invested capital; and (3) profitable sales growth. Earnings and capital efficiency are measured in the same manner as in 2013. The sales growth measure for fiscal 2014 is adjusted to be a matrix reflecting a combination of sales percentage increases and gross profit dollar growth. The three independent metrics retain the same relative weighting as in fiscal 2013.

The Committee may also consider pre-established individual SBOs to adjust any MIP incentive award based on factors determined by the Committee, including but not limited to, performance against financial strategic goals and the NEO’s personal performance. Based on each NEO’s performance with respect to the pre-established objectives, the Committee may adjust 40% of the NEO’s annual incentive award by zero to 150%, subject to the bonus pool maximum discussed below. The Committee will review each NEO’s performance against such goals and accordingly adjust the Business Performance Factor.

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Limit on Fiscal 2013 and Fiscal 2014 Maximum Annual Incentive Award Payouts

The Committee established a bonus pool limit for each of fiscal 2013 and fiscal 2014 for certain “covered employees” of Sysco, as defined in Section 162(m) of the Internal Revenue Code (the “Code”) to help ensure compliance with the deductibility requirements of Section 162(m) of the Code, as well as for Mr. Kreidler. The bonus pool limit was set to be equal to two percent (2%) of Sysco’s net earnings for each of fiscal 2013 and fiscal 2014 and in no event can the sum of the individual percentages of the bonus pool granted to the participants in the pool exceed one hundred percent (100%). The maximum award for each Participant, expressed as a percentage of the bonus pool for the Program Year, is set forth below and in no event can it exceed the individual award maximum set forth in the plan document:

Participant’s Title	Percent of Bonus Pool Allocated to Participant
CEO	40%
CFO	15%
NEO 3	15%
NEO 4	15%
NEO 5	15%

The umbrella structure of the bonus pool limit serves only to provide a ceiling on the maximum bonus amount that any NEO may receive, and the actual bonus paid to each NEO will be determined pursuant to the incentive award opportunity described above.

Annual Incentive Award – Analysis

Fiscal 2013

In August 2012, the Committee refined the MIP annual incentive award targets for fiscal 2013 to continue alignment with Sysco’s profit plan, to link incentive pay to the Company’s profit plan and to provide that the goals reflect market conditions, operating expectations and other relevant factors as contemplated in the profit plan. The Committee added the absolute maximums of the umbrella bonus pool in order to help ensure deductibility under Section 162(m) of the Code. CAP has informed the Committee that this approach reflects sound design practices. The decision to pay the annual incentive award for each performance component separately, regardless of whether the threshold for the others is achieved, was driven by market practice. The changes in the threshold and maximum annual incentive award levels were based on benchmarking of the peer group. The Committee excludes the extraordinary items described above because they represent items that generally involve current period costs that management and the Committee believe would not result in benefits until later periods, or vice versa. In light of the foregoing, Sysco’s executive management team prepared, and the Committee approved, the earnings per share, sales and return on capital measurements of the fiscal 2013 MIP annual incentive award. It was both management’s and the Committee’s intent to create an annual incentive award formula that was more likely to pay an annual incentive award in the event Sysco performed at the median level relative to its peers than may have been the case with respect to prior year bonus formulas. The Committee believes that the threshold and target levels of performance represented challenging, but reasonably obtainable, Sysco performance, while levels in excess of the target level represented exemplary and extremely challenging performance.

The Committee also set the target annual incentive award levels for each of the named executive officers to ensure that total cash compensation does not significantly exceed the median unless outstanding performance levels are achieved. The Committee maintained Mr. DeLaney’s target bonus level at 150% because it provided a target total cash compensation opportunity at approximately the median of the peer group. The Committee also asked CAP to validate that threshold, target and maximum performance expectations and associated payout levels under the fiscal 2013 program were aligned.

Based upon the CAP May 2012 report, target total cash compensation for fiscal 2013 for each of the named executive officers participating in the MIP compared as follows with respect to the comparable peer group position: Mr. DeLaney — near the median, Mr. Kreidler — near the 25th percentile, Mr. Green— between the median and 75th percentile, Messrs. Shurts, Hope and Day at the median. The Committee determined that these target opportunities were appropriate.

The Committee believes that individual goals are extremely important in evaluating the CEO’s and other NEO’s respective performance and that they should therefore also have an impact on each of their annual incentive opportunities. The Committee refined the MIP annual incentive award for the eligible NEOs by providing that the Committee may consider individual SBOs in order to further align the NEOs’ objectives with the key components of Sysco’s overall strategy. The Committee believes that consideration of individual SBOs further promotes the overall executive compensation pay philosophy by strengthening the link between executive pay and individual performance. Each individual’s SBOs for fiscal 2013 were pre-established by the Committee based on the critical components of Sysco’s overall strategy as set out by management and the Board. Mr. Shurts did not have individual SBOs for fiscal 2013 and his annual incentive award was not subject to the SBO adjustment factor.

Following the Committee’s evaluation in July 2013 of each NEO’s performance in fiscal 2013 with respect to these individual SBOs, the Committee adjusted the Business Performance Factor as described in the following table.

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NEO	SBOs	Committee’s Review and Determination
Delaney

1)

Effectively Carry Out All Key Aspects of Business Transformation

2)

Reduce Lost Business For Ex-CMU Customers and Increase the Ratio of New/Lost For the Same Customer Base

3)

Successfully Execute Board Approved Strategic Acquisitions and Continue to Achieve Growth Through Smaller Acquisitions

4)

Make Significant Progress Towards Our Strategic Goals For Leveraging Customer Insight, Enhancing and Expanding Channels, Growing Sysco Ventures and Implementing Category Management

5)

Communicate Broadly the Strategic Direction of the Corporation to All Key Stakeholders

6)

Make Continued Strides Toward Implementing an Effective Human Capital Plan – Including Enhanced Talent Management, Performance Management, Diversity Management and Filling Key New Leadership Positions

Awarded Mr. DeLaney a 2013 MIP annual incentive award equal to 99.5% of the earned Business Performance Factor, or 41.3% of target. The Committee adjusted the the Business Performance Factor downward due to the delay in the Business Transformation technology deployment.

Kreidler

1)

Effectively Carry Out All Key Aspects of Business Transformation

2)

Reduce Lost Business For Ex-CMU Customers and Increase the Ratio of New/Lost For the Same Customer Base

3)

Successfully Execute Board Approved Strategic Acquisitions and Continue to Achieve Growth Through Smaller Acquisitions

4)

Make Continued Strides toward Implementing an Effective Human Capital Plan – Including Enhanced Talent Management, Performance Management, Diversity Management and Filling Key New Leadership Positions

5)

Communicate Broadly the Strategic Direction of the Corporation to All Key Stakeholders

6)

Effectively Carry Out All Key Aspects of Financial Transformation

Awarded Mr. Kreidler a 2013 MIP annual incentive award equal to 102% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 42.3% of target. The Committee adjusted the Business Performance Factor upward because Mr. Kreidler met a majority of his goals and exceeded some of his goals.

Green

1)

Effectively Carry Out All Key Aspects of Business Transformation

2)

Reduce Lost Business For Ex-CMU Customers and Increase the Ratio of New/Lost For the Same Customer Base

3)

Successfully Execute Board Approved Strategic Acquisitions and Continue to Achieve Growth Through Smaller Acquisitions

4)

Make Significant Progress Towards Our Strategic Goals For Leveraging Customer Insight, Enhancing and Expanding Channels, Growing Sysco Ventures and Implementing Category Management

5)

Make Continued Strides Toward Implementing an Effective Human Capital Plan – Including Enhanced Talent Management, Performance Management, Diversity Management and Filling Key New Leadership Positions

Awarded Mr. Green a 2013 MIP annual incentive award equal to 101% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.9% of target. The Committee adjusted to the Business Performance Factor upward because Mr. Green met a majority of his goals and exceeded some of his goals.

Day

1)

Effectively Carry Out All Key Aspects of Business Transformation

2)

Reduce Lost Business For Ex-CMU Customers and Increase the Ratio of New/Lost For the Same Customer Base

3)

Make Significant Progress Towards Our Strategic Goals For Leveraging Customer Insight, Enhancing and Expanding Channels, Growing Sysco Ventures and Implementing Category Management

4)

Make Continued Strides Toward Implementing an Effective Human Capital Plan – Including Enhanced Talent Management, Performance Management, Diversity Management and Filling Key New Leadership Positions

5)

Communicate Broadly the Strategic Direction of the Corporation to All Key Stakeholders

6)

Deliver on Sourcing and Category Management Objectives for 2013 and Position the Organization to Achieve Fiscal 2014 and 2015 Objectives

Awarded Mr. Day a 2013 MIP annual incentive award equal to 101% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.9% of target. The Committee adjusted the Business Performance Factor upward because Mr. Day met a majority of his goals and exceeded some of his goals.

Hope

1)

Effectively Carry Out All Key Aspects of Business Transformation

2)

Reduce Lost Business For Ex-CMU Customers and Increase the Ratio of New/Lost For the Same Customer Base

3)

Make Continued Strides Toward Implementing an Effective Human Capital Plan – Including Enhanced Talent Management, Performance Management, Diversity Management and Filling Key New Leadership Positions

4)

Establish an effective Business Process Improvement Practice

Awarded Mr. Hope a 2013 MIP annual incentive award equal to 96% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 39.8% of target. The Committee adjusted the Business Performance Factor downward because Mr. Hope did not meet all of his goals due to the continued delay in the Business Transformation deployment.

Based upon the CAP May 2013 report, actual total cash compensation for fiscal 2013, using an annual incentive award payout estimate of 50% of target, for each of Messrs. DeLaney, Kreidler, Green, Shurts, and Day with respect to comparable peer group pay levels were generally between 25th percentile and median, and actual total direct compensation was between the 25th percentile and median for Messrs. DeLaney, Green, Shurts, and Day and between median and 75th percentile for Mr. Kreidler. The Committee was satisfied that these payout levels appropriately correlated to Sysco’s overall financial performance, which was between the 25th percentile and median relative to the peer group on select metrics.

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Fiscal 2014

In the first quarter of fiscal 2014, the Committee refined the MIP annual incentive award targets for fiscal 2014 to continue alignment with Sysco’s profit plan and to provide that the goals continue to reflect market conditions, operating expectations and other relevant factors. Similar to the performance measures used in fiscal 2013, the Committee has determined that fiscal 2014 performance measures are: (1) earnings, as measured by adjusted fully diluted earnings per share, (2) capital efficiency, as measured by adjusted return on invested capital and (3) profitable sales growth. The earnings and capital efficiency metrics are calculated in the same manner as fiscal 2013. The profitable sale growth metric for fiscal 2013 is adjusted to combine total sales percentage increase and gross profit dollars growth. The three independent metrics retain the same relative weighting as in fiscal 2013. The Committee continues to believe that the threshold and target levels of performance represent challenging, but reasonably obtainable, Sysco performance levels, while levels in excess of the target level represent exemplary and extremely challenging performance. The Committee increased the percentage of annual incentive award that is subject to adjustment from 20% to 40% based on satisfaction of SBOs in order to increase the Committee’s ability to reward or penalize an NEO for his or her individual performance, thus linking the annual incentive award more closely to individual performance. CAP has informed the Committee that this approach continues to be in line with the majority of Sysco’s peer group and reflective of sound design practices.

Long-term Incentives – Detailed Information

The Committee granted long-term incentives in November 2012 for the 2013 fiscal year (the “Annual LTI Grant”). These incentives consisted of stock options, RSUs and CPUs. The long-term incentives are designed to provide our NEOs competitive long-term incentive opportunities that align with our peer group and reflect our overall compensation philosophy. For more details regarding these grants see “Executive Compensation — Cash Performance Unit Plan,” “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End,” and “Executive Compensation — Grants of Plan-Based Awards.”

In fiscal 2013, through the Annual LTI Grant, Messrs. DeLaney, Kreidler, Green, Shurts, Day and Hope received approximately 50% of the value of their long-term incentives in stock options, approximately 25% in grants of RSUs, and approximately 25% in CPUs, with the options valued using the greater of $4 per option or the Black-Scholes calculated value per option, each RSU valued at the average ten-day closing price of Sysco common stock before the grant date, and CPUs valued at the target level of $1 per unit. The Black-Scholes value of the options calculated based on standard assumptions was less than $4 per option, and the upward adjustment resulted in a grant of fewer options. See the footnotes to the Grants of Plan-Based Awards table below for detailed explanation of the Black-Scholes calculation for the options as of the date of grant. The targeted dollar value of the long-term incentive grants are set at 6x base salary for Mr. DeLaney, 3.5x base salary for Mr. Kreidler and 3.25x base salary for Messrs. Green and Shurts and 3x for Messrs. Day and Hope.

Transitional Compensation Opportunities for Projected Reductions in Non-Qualified Retirement Plan Benefits

During fiscal 2013, Sysco made significant changes to retirement benefits offered to employees, including the NEOs. We moved future retirement benefits from a defined benefit focus towards a defined contribution strategy. The transition to a defined contribution-based program further aligns Sysco with our peer group, increases flexibility, simplifies the benefit structure, retains key talent and reduces and stabilizes costs. Going forward, in addition to the defined contribution retirement program, wealth accumulation opportunities for NEOs at Sysco will be further focused on variable annual and long-term incentive plans, each of which are better aligned with stockholder interests and Sysco performance.

The retirement program changes, however, were expected to result in significant reductions in anticipated benefits for existing participants in the SERP and the EDCP. Amounts under these non-qualified plans are in addition to the broad-based pension plan discussed in “Executive Compensation – Pension Benefits.” In order to effect the new strategy while retaining key leaders, Sysco implemented a transition strategy to partially mitigate anticipated reductions in the expected value of benefits under the SERP and the EDCP. While some existing SERP participants experienced no projected adverse impact, others were forecast to experience reductions of up to 49%. To combat concerns over retention, the Committee developed a transition program around the key tenet that no impacted participant should experience an aggregate reduction of more than 15% - 20% (depending on an individual’s prior years of service) in the expected retirement benefits under the Company’s non-qualified plans as a result of the fiscal 2013 retirement strategy changes.

The change in anticipated value was measured by comparing the projected lump-sum value of an individual’s anticipated benefit at his or her earliest unreduced retirement age under both the prior and the revised strategies. Projection of lump-sum values were based on assumed increases in annual salary, investment earnings and elective deferrals in-line with historical averages. The impact of the projected change varied depending on a participant’s age, years of service and compensation. The NEOs’ projected reductions in non-qualified retirement benefits under the revised program, including consideration of any transitional contributions except for transitional RSU opportunities, were as follows: Mr. DeLaney (31%), Mr. Kreidler (44%), Mr. Green (4%), Mr. Day (19%) and Mr. Hope (6%). Mr. Shurts was not eligible for the SERP or the EDCP. To mitigate the loss in projected non-qualified retirement benefits, impacted individuals were eligible for a transitional compensation opportunity in the form of supplemental contributions to the MSP, a one-time transitional RSU grant, or a combination thereof.

Each transitional compensation opportunity is contingent on continued service to Sysco. Transitional RSUs vest in equal annual tranches over the 5-year period following grant. Supplemental contributions to the MSP are to be payable over up to each of the next 10 plan years and eligible individuals only receive the contribution for any given plan year if they remain employed with Sysco through December 31 of the applicable year, or have experienced a termination of employment by reason of death, disability or qualifying retirement during the plan year. The first transitional contribution to the MSP will be made in third quarter of fiscal 2014 for qualifying individuals that remain employed with Sysco through December 31, 2013.

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The amount and form of the transitional contribution available to each NEO resulted from Committee determination of the level of mitigation necessary to retain key talent during this significant transition in non-qualified retirement benefits. The transitional compensation opportunity for each of the impacted NEOs under the MSP is as follows: Mr. Kreidler (10%) and Mr. Day (2.5%). Messrs. DeLaney, Green and Shurts are not eligible for supplemental MSP contributions. Transitional, one-time RSU grants were issued on November 14, 2012, as to the following NEOs: Mr. DeLaney 63,855 RSUs, valued at $1,913,096 and Mr. Kreidler 41,036 RSUs, valued at $1,229,439. With respect to these RSU grants, we valued each RSU at $29.96 per share, being the closing price of our common stock on the first business day prior to the grant. Messrs. Green, Day, Hope and Shurts were not eligible for a transitional RSU grant. Including the transitional compensation opportunities discussed above, the projected reductions in the non-qualified retirement benefits under the revised program are as follows: Mr. DeLaney (15%); Mr. Kreidler (20%); Mr. Green (4%), and Mr. Day (19%).

Replacement RSU Grant to Mr. DeLaney

In fiscal 2012 and 2013, Mr. DeLaney was granted stock options on two separate occasions. On November 15, 2011, the Committee attempted to grant Mr. DeLaney 862,500 options to purchase shares of common stock; and on November 13, 2012, the Committee attempted to grant Mr. DeLaney 881,250 options to purchase shares of common stock. In the third quarter of fiscal 2013, we determined that a portion of each of the attempted grants of stock options during fiscal 2012 and 2013 was not validly granted in accordance with the terms of the 2007 Stock Incentive Plan because those attempted grants inadvertently exceeded the plan’s limits on the number of stock options that may be granted to any individual, 750,000, in a single year. Accordingly, a portion of each award was void ab initio and never, in fact, granted.

In order to avoid penalizing Mr. DeLaney because a portion of the attempted grant was ineffective, and in the interest of furthering our objective of motivating and retaining qualified executives as well as aligning executive pay with the business objectives and long-term growth of our company, the Committee determined in the third quarter of fiscal 2013 to approve compensation to Mr. DeLaney designed to replicate, but not exceed, the intended grant value of the void portion of the attempted awards at the time of the original grant, based on the current stock price at the time of the replacement grant. The replacement compensation consisted of a grant of 30,894 RSUs on February 12, 2013, valued at approximately $975,000. This one-time replacement RSU award was in addition to Mr. DeLaney’s regular, annual RSU grant.

Impact of Certain One-Time RSU Grants

The Committee recognizes that the one-time RSU grants, discussed above, contributed to the fact that Messrs. DeLaney and Kreidler’s fiscal 2013 total compensation appearing in the Fiscal 2013 Summary Compensation Table was noticeably greater than their fiscal 2012 total compensation. The Committee believes, however, that a simplistic, direct comparison between fiscal 2013 compensation and fiscal 2012 compensation, by itself, is not appropriate. The difference between total compensation between the years is in large part attributable to timing issues relating to the grant of the replacement RSUs to Mr. DeLaney and the grant of transitional RSUs to Messrs. DeLaney and Kreidler. Specifically, reported fiscal 2013 total compensation includes the value of a portion of the replacement RSU grant to Mr. DeLaney with a value of $450,000, which effectively replaces compensation opportunity intended to be granted to Mr. DeLaney in fiscal 2012. At the same time, because the excess stock options were ineffective, Mr. DeLaney’s fiscal 2012 total compensation reported herein excludes the accounting value of the excess options and thus does not include all of the stock-based compensation that we intended to grant him in fiscal 2012.

The fiscal 2013 total compensation table also included value associated with transitional grants to Messrs. DeLaney and Kreidler, valued at $1,913,096 and $1,229,439, respectively, with such amounts effectively replacing a portion of non-qualified retirement benefits that would have been expected to be accrued by them between fiscal 2013 and each individual’s earliest unreduced retirement age, based on the assumptions discussed above.

These factors taken together give the appearance of significantly greater compensation in fiscal 2013 than if these one-time grants had not been made; yet, as discussed above, the replacement compensation was designed merely to make Mr. Delaney whole for the excess options and to mitigate a portion of Messrs. DeLaney’s and Kreidler’s anticipated reduction in benefits due to the accrual freeze in the both the SERP and the EDCP. See the Alternative Summary Compensation Table that follows.

The Committee therefore believes that it is appropriate to compare fiscal 2012 and fiscal 2013 compensation without the one-time RSU grants to Messrs. DeLaney and Kreidler. The Committee believes that stockholders may find it useful to see how Mr. DeLaney’s and Mr. Kreidler’s fiscal 2012 and 2013 compensation would have appeared in the Fiscal 2013 Summary Compensation Table without the replacement compensation, and assuming that the full option value originally intended had been included in fiscal 2012. The Alternative Summary Compensation Table below has been revised as described above and does not comply with SEC rules for the Summary Compensation Table. Stockholders should not view this alternative table as a substitute for the Summary Compensation Table on page 59 and should review this Alternative Compensation Table together with the Summary Compensation Table and other compensation tables contained herein that have been prepared in accordance with SEC rules.

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Alternative Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
William J. DeLaney President and Chief Executive Officer	2013	$1,170,833	0	2,248,839	2,400,000	1,470,280	1,227,127	5,800	8,522,879
	2012	1,150,000	0	1,719,403	3,165,375	857,482	1,941,349	1,066	8,834,675
Robert C. Kreidler Executive Vice President and Chief Financial Officer	2013	$683,333	0	599,050	980,000	530,198	165,874	6,437	2,964,892
	2012	600,000	0	523,297	963,375	304,195	142,678	7,096	2,540,641

(1)

With respect to Mr. DeLaney, the fiscal 2013 amount (a) excludes 63,855 restricted stock units granted on November 14, 2012 to compensate him for lost non-qualified retirement benefits and 14,259 restricted stock units granted on February 12, 2013 to compensate him for the value of stock options earned in fiscal 2012 that were void ab initio because not allowed under the 2007 Stock Incentive Plan (although these options would have been required by SEC rules to be reported using a value equal to their Black-Scholes value of $3.67 per share, in originally awarding the options, the Committee valued them at the higher value of $4.00 per share, which resulted in a smaller option grant size; as a result, the Committee used this same $4.00 value in determining the size of the replacement restricted stock unit grant); and (b) includes 57,538 restricted stock units granted on November 13, 2012 as part of his normal long-term incentive program and 16,635 restricted stock units granted on February 12, 2013 to compensate him for the value of stock options earned in fiscal 2013 that were void ab initio because not allowed under the 2007 Stock Incentive Plan. With respect to Mr. Kreidler, the fiscal 2013 amount (a) excludes 41,036 restricted stock units granted on November 14, 2012 to compensate him for lost non-qualified retirement benefits, and (b) includes 19,995 restricted stock units granted on November 13, 2012 as part of his normal long-term incentive grant. With respect to fiscal 2013, we valued the restricted stock units granted in November at $29.96 per share, being the closing price of our common stock on the first business day prior to the November 13, 2012 grant date and the restricted stock units granted in February 2013 at $31.56 per share, being the closing price of our common stock on the first business day prior to the February 12, 2013 grant date.

(2)

The amounts in these columns reflect the grant date fair value of the awards. See Note 17 of the consolidated financial statements in Sysco’s Annual Report on Form 10-K for the year ended June 29, 2013, and Note 17 of the consolidated financial statements in Sysco’s Annual Report on Form 10-K for the year ended June 30, 2012 regarding assumptions underlying valuation of equity awards. With respect to Mr. DeLaney and as discussed above, the amount shown above for fiscal 2012, has been increased from $2,752,500 to $3,165,375 to reflect the value of the stock options earned in fiscal 2012 that were void ab initio because not allowed under the 2007 Stock Incentive Plan, since this was compensation earned by him in 2012.

Stock Options and Restricted Stock Units

Other than the one-time awards discussed above, the Committee approved the fiscal 2013 stock option and restricted stock unit grants to Messrs. DeLaney, Kreidler, Green, Shurts, Day and Hope in November 2012 under our 2007 Stock Incentive Plan, as amended. All fiscal 2013 grants are shown under “Executive Compensation— Grants of Plan-Based Awards.” The 2007 Stock Incentive Plan calls for options to be priced at the closing price of our common stock on the business day prior to the grant date, and the fiscal 2013 option grant agreement provides for ratable vesting over a five-year period. Other than as described above, the fiscal 2013 RSU grant agreements provide for vesting in three equal tranches over a three-year period following the date of grant. The Committee grants all stock options and RSUs pursuant to equity grant guidelines. These guidelines are more fully described under “Executive Compensation — Outstanding Equity Awards at Fiscal Year-End.”

Cash Performance Units

Under the Sysco Corporation 2008 Cash Performance Unit Plan, as amended, participants in the MIP have the opportunity to receive cash incentive payments based on Sysco’s performance over a specified three-year period. CPU grants are forward-looking and the grant of CPUs typically does not take into account prior Sysco or individual performance. CPU payouts are based on Sysco’s actual performance over the three-year performance cycle beginning with the fiscal year in which the CPU is granted. In November 2012, the Committee granted three-year cash performance units under the 2008 Cash Performance Unit Plan for the FY 2013-2015 performance period. In addition, the cash performance units that we issued in November 2009 and November 2010 under the 2008 Cash Performance Unit plan were paid out in August 2012 and August 2013, respectively (see below discussion). The 2008 Cash Performance Unit Plan expires November 30, 2014. If approved by shareholders, CPU awards after that date will be made pursuant to the 2013 Long-Term Incentive Plan.

The CPU grants that the Committee made in November of 2009 and November of 2010 related to the three-year performance period ending in fiscal 2012 and 2013, with payout possibilities ranging from 0% to 150% of the total value of the units granted. The November 2009 grant had a value of $35 per CPU; grants from November 2010 forward have a value of $1 per CPU. For each of Messrs. DeLaney, Kreidler, Green, Day and Hope, one-half of the payout was based on the average growth in diluted earnings per share and one-half of the payout was based on the average increase in sales. Achievement of the target performance goals would have yielded a 100% payout, while the minimum satisfaction of only one criterion would have yielded a 25% payout and maximum performance above target on both criteria would have provided a 150% payout. In order for generally accepted accounting principles to be applied consistently year-over-year, the performance measures for the CPUs may be calculated slightly differently from comparable measures in our financial statements.

Our adjusted sales growth over the three-year performance period ended on June 30, 2012 was 4.85% and our average growth in fully diluted earnings per share over the performance period was 2.54%, which resulted in a CPU payout of $12.04 per unit in August 2012. Our adjusted sales growth over the three-year performance period ended on June 29, 2013 was 6.76% and our average growth in fully diluted earnings per share over the performance period was negative 4.88%, which resulted in a CPU payout of $0.594 per unit in August 2013, which was approximately 59% of the aggregate target payout. See Annex I - Non-GAAP Reconciliations for a reconciliation of these adjusted measures to the comparable GAAP measures.

Beginning in November 2011, the Committee changed the performance metrics/goals associated with the CPUs so that they are based solely on three-year total shareholder return, as compared to that of the S&P 500 companies. Based upon Sysco’s total shareholder return relative to the other S&P 500 companies, CPUs will pay out from 0% to 150% of the target award value. The threshold payment (which is 50% of target) requires Sysco’s three-year total shareholder return to equal or exceed that of the 30th percentile of the S&P 500 companies, while the maximum payment is earned at the 75th percentile, with graduated payouts in between. The target payout is earned between the 45th and 55th percentile. These grants are subject to Sysco’s clawback policies. The terms of the CPU grants that the Committee made in November 2012 are identical to those of the November 2011 grants, and any grants made in fiscal 2014 are also expected to have identical terms. See “Executive Compensation— Cash Performance Unit Plan” for an explanation of the calculation of total shareholder return.

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The specific performance measures and related potential payouts for the November 2010, November 2011 and November 2012 CPU grants are shown under “Executive Compensation— Cash Performance Unit Plan.”

Long-term Incentives – Analysis

The Committee determined the mix of CPUs, stock options and RSUs for the FY 2013 Annual LTI Grant in order to continue to provide long-term incentives that are in line with those disclosed by the 2012 Peer Group and to provide further alignment of the executives’ interests with those of the stockholders based on vehicles with varying vesting and payout periods. As discussed above under “Long-term Incentives - Detailed Information,” this resulted in a mix of approximately 50% options, 25% RSUs, and 25% CPUs, based on values calculated as described above. With respect to target total direct compensation, these same values positioned Mr. DeLaney below the 25th percentile, Mr. Kreidler close to median, Mr. Green between median and 75%, and Messrs. Shurts, Day and Hope between the 25th percentile and the median of the 2012 Peer Group. These results were consistent with the Committee’s focus of providing competitive base salaries and competitive incentive opportunities such that target total direct compensation was closer to the median. Despite increases in the size and value of Mr. DeLaney’s longer-term incentive grants for fiscal 2013, his long-term incentive compensation and target total direct compensation are near the 25th percentile of the peer group.

The minimum, target and maximum performance goals and corresponding payouts for the CPU awards, as well as the decision to use the S&P 500 companies, were based on an analysis of our peer group’s practices, the Committee’s desire to use a broad market index, and because the Committee believes total shareholder return is the ultimate measure of stockholder value creation and long-term Company success.

The Committee believes that stock option and RSU awards help to ensure that long-term strategic initiatives are not compromised by having executives focus solely on short-term profitability through the annual incentive award. Such awards also help focus executives on strategies that increase long-term stockholder value. Existing executive equity ownership levels are not generally a factor in the Committee’s granting of stock options and RSUs. The Committee determined that the special one-time grants to Messrs. DeLaney and Kreidler to compensate them for changes in their retirement benefits were appropriate as part of the transition from a defined benefit retirement plan to a defined contribution retirement plan and to compensate them for sizable loss of future benefits. Further, the Committee determined these grants will vest ratably over five years to further retain and incentivize the executives. Also, the Committee determined that the one-time award to Mr. DeLaney to replace the value of stock options that were void ab initio would serve to appropriately compensate Mr. DeLaney despite an administrative error made at the time of the original grant. See “--Long-term Incentives - Detailed Information.”

The Committee determined that in fiscal 2014, the annual LTI grant will consist of approximately 40% stock options, 25% RSUs, and 35% CPUs. This will shift more of the NEO’s long-term incentive pay from stock options to CPUs, which the Committee believes will further link the NEO’s compensation and the Company’s relative total shareholder return.

Retirement/Career Benefits – Detailed Information

Retirement Plans - Supplemental Executive Retirement Plan

We historically have provided annual retirement benefits to all corporate employees and most of our non-union operating company employees under the tax-qualified Sysco Corporation Retirement Plan, a defined benefit program which we simply refer to as the “pension plan.” Beginning January 1, 2013, however, most employees no longer accrue additional retirement benefits under the pension plan. Effective January 1, 2013, the Sysco Corporation Employees’ 401(k) Plan, a tax-qualified, defined contribution program, will serve as the primary retirement vehicle for the Company. When the pension plan was the primary retirement vehicle, the Company maintained a Supplemental Executive Retirement Plan, or SERP, in order to retain loyalty and increased performance from certain employees. The Committee utilized the SERP to increase the retirement benefits available to officers whose benefits under the pension plan are limited by law. In fiscal 2013, Sysco offered the SERP to approximately 121 corporate and operating company officers. Each of the named executive officers other than Mr. Shurts participated in the SERP.

In May 2011, the SERP was amended in order to close the SERP to future participants. In November 2012, the SERP was further amended to freeze benefits and stop future accruals, effective June 29, 2013. Participants covered by the SERP as of June 29, 2013 were granted accelerated vesting. For those who retire and are not eligible for immediate commencement of their SERP benefit, they will be deemed 100% vested, with benefits payable upon reaching age 65. The earliest an executive can retire and receive any benefits under the SERP is age 55 with a minimum of 15 years of MIP service or age 60 with 10 years of Sysco service. Payments before the age of 65 are adjusted by an early retirement reduction factor. The SERP was designed to provide fully vested participants with post-retirement monthly payments, with annual benefits equaling up to 50% of a qualifying participant’s final average annual compensation, when combined with other retirement benefits, including other pension benefits, the company match under the 401(k) plan and social security payments. The participating named executive officers will receive a SERP benefit based on the greater of the accrued benefit determined as of the relevant separation date from service under the current provisions of the SERP, or the accrued benefit determined as of June 28, 2008 under the prior provisions of the SERP, but with vesting, benefit limits and eligibility for immediate benefit payments determined as of the relevant separation from service date. Annual retirement benefits from the SERP for a participant who is 100% vested in his accrued benefit were generally limited to approximately $2,393,832 in fiscal 2013, with such maximum limit adjusted for cost-of-living increases in future years. The terms of the SERP are more specifically described under “Executive Compensation — Pension Benefits — Supplemental Executive Retirement Plan.” The amounts accrued by each participating named executive officer under the pension plan and the SERP as of June 29, 2013 are set forth under “Executive Compensation — Pension Benefits.”

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SERP Analysis

In November 2012, the Committee amended the SERP to freeze benefits, stop future accruals and to provide for immediate (as of June 29, 2013) vesting of accrued benefits in order to achieve the following goals:

•

Bring the value of retirement benefits more in line with the practices of the peer group; and

•

Over the long-term, increase the proportion of long-term and performance-based compensation in the compensation mix, relative to fixed and retirement compensation such as the SERP and MSP.

In connection with the transition, the Committee approved a one-time grant of restricted stock units to Messrs. DeLaney and Kreider to mitigate the anticipated loss in future SERP benefits, as described above in “— Long-term Incentives Analysis.”

Nonqualified Executive Deferred Compensation Plan

Prior to December 31, 2012, Sysco offered an Executive Deferred Compensation Plan, or EDCP, to provide MIP participants, including the NEOs other than Mr. Shurts, the opportunity to save for retirement and accumulate wealth in a tax-efficient manner beyond savings opportunities under Sysco’s 401(k) retirement savings plan. Participants were able to defer up to 100% of their base salary and up to 40% of their MIP bonus, or any bonus paid in lieu of or as a replacement for the MIP bonus, to the EDCP. Sysco does not match any base salary deferrals into the EDCP and deferrals are no longer permitted. For participants who chose to defer a portion of their qualifying bonus, Sysco matched 15% of the first 20% deferred, making the maximum possible match to the EDCP 3% of the MIP bonus. This match generally vests in accordance with a graduated schedule after an executive has reached age fifty-five and has fifteen years of MIP service, but will vest in all events upon the earlier of (i) the tenth anniversary of the crediting date, (ii) the executive’s death, (iii) the executive’s disability, (iv) a change in control, or (v) the executive’s attaining age sixty. Participants who defer compensation under the EDCP may choose from a variety of investment options, including Moody’s Average Corporate Bond Yield, with respect to amounts deferred. Company matching contributions are credited with the Moody’s Average Corporate Bond Yield. The EDCP is described in further detail under “Executive Compensation — Executive Deferred Compensation Plan.”

EDCP Analysis

Currently, individual contributions to the 401(k) plan are limited by law to $17,500 per year. For many years, the EDCP served as a recruitment and retention tool for Sysco. In connection with the broader transition in retirement philosophy, beginning in fiscal 2013, a new deferred compensation plan, the MSP, has been utilized.

Management Savings Plan

On January 1, 2013, Sysco introduced a new non-qualified, defined contribution savings plan, the MSP. The MSP allows individual deferrals and employer contributions in excess of IRS 401(k) contribution and compensation limits. The MSP allows eligible participants to defer up to 50% of their base salary (for calendar years 2013 and thereafter) and up to 100% of their eligible bonus (for fiscal years 2014 and thereafter). In addition, in conjunction with freezing of the SERP, certain participants (who would otherwise have incurred a sizable loss of future benefits under the SERP) are eligible for transition contributions of between 2.5% - 10% of their eligible pay for a period not to exceed (i) ten years or (ii) the date of their departure from the Company. To the extent that any portion of an employer contribution to an eligible individual’s tax-qualified defined contribution savings plan are limited by IRS regulation, these contributions will be recorded to the MSP as well. The participants in the MSP direct the investment for both their individual contributions and the company match portion. The MSP is described in further detail under “Executive Compensation — Management Savings Plan.”

MSP Analysis

Currently, individual contributions to the 401(k) plan are limited by law to $17,500 per year. The Committee believes that the MSP motivates and assists in the retention of key employees by providing them with a supplemental retirement savings vehicle. The MSP is an important, and cost effective, recruitment and retention tool for Sysco, as the companies with which we compete for executive talent typically provide a similar plan to their senior employees.

Executive Perquisites & Other Benefits – Detailed Information

We provide benefits for executives that we believe are reasonable, particularly since the cost of these benefits constitutes a very small percentage of each named executive officer’s total compensation. Certain of these benefits are described below.

Sysco’s NEOs are generally eligible to participate in Sysco’s regular employee benefit programs, which include a 401(k) plan, an employee stock purchase plan, group life insurance and other group welfare benefit plans, and until the changes made to retirement benefits in fiscal 2013 included the defined benefit pension plan. We also provide MIP participants, including the NEOs, with additional life insurance benefits, long-term disability coverage, including disability income coverage, and long-term care insurance, as well as reimbursement for an annual comprehensive wellness examination by a physician of their choice. We believe many of these benefits are required to remain competitive with our competitors for executive talent. Although the executive officers are eligible to participate in Sysco’s group medical and dental coverage, we adjust employees’ contributions towards the monthly cost of the medical plan according to salary level; therefore, executives’ pay a higher employee contribution, than do non-executives, to participate in these welfare plans.

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MIP participants, including the NEOs, are encouraged to occasionally have their spouses accompany them at business dinners and other business functions in connection with some meetings of the Board of Directors, certain business meetings and other corporate-sponsored events, and Sysco pays, either directly or by reimbursement, all expenses associated with their spouses’ travel to and attendance at these business-related functions. Furthermore, Sysco owns fractional interests in private aircraft that are made available to members of the Board of Directors, executives and other members of management for business use, but these aircraft are not allowed to be used for personal matters. Spouses may occasionally accompany executive officers on such flights in connection with travel to and from business-related functions if there is space available on the aircraft.

All employees, including our NEOs, as well as members of our Board, are also entitled to receive discounts on all products carried by Sysco and its subsidiaries. Although Sysco does provide the NEOs with certain additional perquisites, we do not provide any of the NEOs with automobiles, security monitoring or split-dollar life insurance.

Executive Compensation Governance and Other Information

Severance and Employment Agreements

None of Sysco’s executive officers are currently parties to any severance or employment agreements providing for severance or other compensation upon termination. Consistent with our approach of rewarding performance, employment is not guaranteed, and either the Company or the NEO may terminate the employment relationship at any time. In some cases, the Committee or Board of Directors may agree to provide separation payments to departing executives upon their termination to obtain an extended non-compete, non-solicitation and non-disclosure agreement and a release of claims. In fiscal 2013, the Company and Committee determined that severance should be paid to Mr. Hope in return for extended non-compete, non-solicitation and non-disclosure agreement and a release of claims. The amount of this severance was based on his service with the company as well as his role and compensation at the time of his departure.

In fiscal 2013, the Company and Committee also structured a competitve offer and compensation package to attract and secure the employment of Mr. Shurts in the role of Executive Vice President, Chief Technology Officer. The Committee structured certain components of Mr. Shurts compensation to partially replace the value of certain compensation and other benefits forfeited upon his acceptance of employment with Sysco. Mr. Shurts’ compensation package is further described at “Executive Compensation -- Employment Arrangement with Mr. Shurts.”

Relocation Expenses

To address the Committee’s desire for Sysco to comply with best corporate governance and compensation practices, in October 2010, the Committee adopted an executive relocation expense reimbursement policy that applies to all of the NEOs. The reimbursement policy provides that Sysco will not reimburse any of such executives for any loss on the sale of the executive’s house sold in connection with the executive’s relocation. The reimbursement policy also provides that only certain pre-approved relocation expenses will be eligible for increased payments to cover all applicable taxes on the reimbursed amounts, such as state and federal income taxes, FICA, and Medicare taxes. The relocation expenses subject to such increased payments to cover applicable taxes will be limited to the cost of moving the executive’s household goods and vehicles; real estate fees incurred in selling the executive’s residence; closing costs associated with the purchase of a new residence, including cost of credit reports, mortgage and deed taxes, recording fees and title search, title insurance, surveys, if required, and reasonable attorney’s fees; and up to six months’ rental expense for a temporary residence in the area to which the executive has been asked to relocate. No other relocation expenses will be eligible for increased payments to cover applicable taxes. In addition, the reimbursement policy provides that all future relocation agreements with any named executive officer will include a clawback provision that requires the executive to reimburse Sysco for all or a part of the reimbursement if his employment is terminated for any reason other than death, disability or change of control of Sysco, or termination without cause or for good reason, within a specified amount of time after receiving the reimbursement.

The Committee approved a relocation package for Mr. Shurts in fiscal 2013 for $81,560, which is consistent with the executive relocation expense reimbursement policy discussed immediately above.

Benefits Following Change in Control

We currently have no separate severance or similar agreements that would cause an immediate or “single trigger” cash payment obligation solely as a result of a change in control of Sysco. We have included change of control provisions in several of Sysco’s benefit plans and agreements, including an immediate payout of CPUs at the target payout level for grants under the 2008 Cash Performance Unit Plan, and 100% vesting of EDCP benefits, options, restricted stock and restricted stock units upon a change in control. See “Executive Compensation — Quantification of Termination/Change in Control Payments” for a detailed explanation of potential benefits under the various provisions.

Also, as described below in “ Vote to Approve the Adoption of Sysco Corporation 2013 Long-Term Incentive Plan (Item 2)—The 2013 Long Term Incentive Plan-- Vesting for Certain Terminations of Employment in Connection to Change in Control ”, the Board has approved the concept of “double-trigger” acceleration of equity-award vesting for the Company’s senior executives. Upon approval of the 2013 Long-Term Incentive Plan by our stockholders, Sysco will move from single-trigger to double-trigger for accelerated vesting for future long-term incentive grants under certain change of control scenarios.

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The Committee continues to believe that these provisions will preserve executive morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored change in control of Sysco. The Committee has balanced the impact of these acceleration provisions with corresponding provisions in the MSP, SERP and the EDCP that provide for a reduction in benefits to the extent they are not deductible under Section 280G of the Internal Revenue Code.

Executive Compensation Recoupment Policy

In the event of a restatement of our financial results, other than a restatement due to a change in accounting policy, it is the Committee’s policy that it will review all incentive payments made to MIP participants, including the NEOs, within the 36 month period prior to the restatement on the basis of having met or exceeded specific performance targets in grants or awards made on or after May 14, 2009. If such incentive payments would have been lower had they been calculated based on the restated results, the Committee will, to the extent permitted by applicable law, seek to recoup any such excess payments for the benefit of Sysco. The MIP annual incentive awards and CPU grants made by the Committee for fiscal 2011 and later years contain a contractual provision binding the grantee to this recovery right, and the Committee anticipates that future grants will contain similar provisions. The Committee has the sole discretion, subject to applicable law, to determine the form and timing of the recoupment, which may include repayment from the MIP participant or an adjustment to the payout of a future incentive. In addition, the executives’ benefits under the SERP, EDCP and MSP may be subject to forfeiture or adjustment as a result of any such restatement of financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

Tax Impact on Compensation

Income Deduction Limitations

Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of non-performance-based compensation that Sysco may deduct for federal income tax purposes in any given year with respect to the compensation of each of the NEOs other than the chief financial officer. The Committee has adopted a general policy of structuring the performance-based compensation arrangements, including the MIP bonus and CPUs, in order to preserve deductibility to the extent feasible after taking into account all relevant considerations. However, the Committee also believes that Sysco needs flexibility to meet its pay objectives, even if Sysco may not deduct all of the compensation paid to the NEOs. The Committee structured its 2013 and 2014 incentive program for the NEOs, and intends to structure future annual incentive programs for the NEOs, under an umbrella plan program in order to obtain deductibility of the annual bonus under Section 162(m), generally, but maintains flexibility to pay compensation or make certain awards that may not be deductible under 162(m), if the Committee determines in its discretion that it is in the best interest of the Company.

Based on the factors discussed under “What We Paid and Why,” in fiscal 2013 Sysco paid, and in fiscal 2014 the Committee expects Sysco to pay, each of Messrs. DeLaney and Green a base salary that, when aggregated with anticipated vesting of restricted stock units, will exceed $1 million in value. The Committee believes that this compensation to each of Messrs. DeLaney and Green is necessary in order to maintain the competiveness of each of his total compensation package in light of peer compensation practices, and as a result, has determined that it is appropriate even though approximately $1,543,721 of Mr. DeLaney’s fiscal 2013 compensation and approximately $146,061 of Mr. Green’s fiscal 2013 compensation will not be deductible, and the excess of Messrs. DeLaney’s and Green’s anticipated salary plus the value of RSUs vesting in fiscal 2014 over $1 million, respectively, will not be deductible for federal income tax purposes.

Section 409A of the Internal Revenue Code

Section 409A of the Internal Revenue Code deals specifically with non-qualified deferred compensation plans. We have designed all of our executive benefit plans, including the SERP, EDCP, 2008 Cash Performance Unit Plan, and the 2007 Stock Incentive Plan, such that they are exempt from, or otherwise comply with, the requirements of Section 409A of the Internal Revenue Code.

Stock Ownership Guidelines for NEOs and Executive Chairman

We have adopted stringent stock ownership guidelines, and review and adjust the guidelines when appropriate in order to align the interests of our executives with those of our stockholders. In August 2013, the Committee, together with the Corporate Governance and Nominating Committee, upon the recommendation of management and following consultation with CAP amended our Corporate Governance Guidelines in order to increase the requirements applicable to the CEO and Executive Chairman positions, and to provide clarity to the stock ownership guidelines. The modifications included an increase in Mr. DeLaney’s ownership requirement to 225,000 shares and clarified the guidelines regarding the counting of RSUs and the retention requirements for officers still working toward meeting future holding requirements. These changes were recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors in order to bring Sysco’s policies more in line with its peer group and strengthen such guidelines. See “Stock Ownership— Stock Ownership Guidelines” for a description of our executive stock ownership guidelines and stock retention policies and these recent changes.

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Forward-Looking Statements

Statements made in this proxy statement that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include those regarding certain agreements and plans that will require us to provide compensation to our NEOs upon the occurrence of future events, such as the achievement of company and/or individual objectives and the termination of an individual’s employment or a change in control of the company, and those regarding expectations that certain performance targets for management will be attained. These future events may not occur as and when expected, if at all, and, together with the company’s business, are subject to various risks and uncertainties. These risks and uncertainties include that future compensation to our NEOs, and the events that could trigger such payments, vary materially from the descriptions described herein due to factors beyond our control, such as the timing during the year of a triggering event, the amount of future bonuses, the value of our stock on the date of a triggering event and the life expectancy of each of our executives and his spouse. Management’s and Sysco’s ability to attain certain performance targets could be affected by conditions in the economy and our industry and internal factors such as the ability to control expenses, including fuel costs. We have experienced delays in the implementation of our Business Transformation Project and the expected costs of our Business Transformation Project may be greater or less than currently expected, as we may encounter the need for changes in design or revisions of the project calendar and budget. Sysco’s future results could be affected by competitive price pressures, availability of supplies, work stoppages, success or failure of our strategic initiatives, successful integration of acquired companies, conditions in the economy and the industry, and internal factors such as the ability to control expenses.

For additional risks impacting the company’s business, see the Risk Factors section of the company’s Annual Report on Form 10-K for the year ended June 29, 2013, and the company’s subsequent Form 10-Q filings. The company does not undertake to update its forward-looking statements.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors of Sysco Corporation has reviewed and discussed the foregoing Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K and this Proxy Statement.

COMPENSATION COMMITTEE

John M. Cassaday, Chairman

Judith B. Craven

Larry C. Glasscock

Jackie M. Ward

EXECUTIVE COMPENSATION

The following discussion, as well as the Compensation Discussion and Analysis contained herein, contains references to target performance levels for our long-term incentive compensation. These targets and goals are discussed in the limited context of Sysco’s compensation programs and should not be interpreted as management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

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Summary Compensation Table

The following table sets forth information with respect to each of the NEOs — our Chief Executive Officer, our Chief Financial Officer, and the three most highly compensated of the other executive officers of Sysco and its subsidiaries employed at the end of fiscal 2013, as well as information with respect to James D. Hope. Mr. Hope would have been one of the three other most highly compensated executive officers had he been an executive officer at fiscal year end; however, he was not serving as an executive officer at the end of the fiscal year. In determining the most highly compensated executive officers, we excluded the amounts shown under “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
William J. DeLaney President and Chief Executive Officer	2013	$1,170,833	—	$4,611,949	2,400,000	$1,470,280	$1,227,127	$5,800	$10,885,989
	2012	1,150,000	—	1,719,403	2,752,500	857,482	1,941,349	1,066	8,421,800
	2011	1,000,000	686,000	1,250,071	1,990,000	0	790,155	9,275	5,725,501
Robert C. Kreidler Executive Vice President and Chief Financial Officer	2013	683,333	—	1,828,489	980,000	530,198	165,874	6,437	4,194,331
	2012	600,000	—	523,297	963,375	304,195	142,678	7,096	2,540,641
	2011	525,000	367,500	395,519	626,850	0	16,956	694,694	2,626,519
Michael W. Green Executive Vice President and President of Foodservice Operations	2013	691,667	—	556,267	910,000	611,781	273,109	5,575	3,048,399
	2012	650,000	—	526,412	969,109	386,688	1,419,955	211,021	4,163,185
	2011	550,000	385,000	412,841	656,700	0	686,125	5,476	2,696,142
Wayne Shurts(8) Executive Vice President and Chief Technology Officer	2013	407,292	150,000	945,987	747,501	174,379	12	85,619	2,510,790
	2012	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
William Day(9) Executive Vice President, Merchandising	2013	508,333	—	374,111	612,000	390,111	130,969	4,920	2,020,444
	2012	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	2011	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
James Hope(10) Former Executive Vice President, Business Transformation	2013	525,000	—	385,106	630,000	394,785	0	55,200	1,990,091
	2012	525,000	—	392,464	722,531	252,353	909,533	1,172	2,803,053
	2011	500,000	350,000	314,683	497,500	0	440,254	5,471	2,107,908

(1)

The salary amounts reflect the actual base salary payments made to the NEOs. Mr. Shurts was hired on October 15, 2012 at an annual salary of $575,000; accordingly his reported salary reflects the pro-rated amount earned in 2013.

(2)

Mr. Shurts was paid a new hire bonus of $150,000 on his start date of October 15, 2012 to partially replace the value of certain compensation and other benefits forfeited upon his acceptance of employement with Sysco. The new hire bonus is subject to clawback provisions requiring Mr. Shurts to repay a pro-rated portion upon a voluntary termination or an involuntary termination for cause (as defined in the offer letter) prior to the first anniversary of his start date. The amounts reflected for fiscal 2011 relate to discretionary performance-based bonuses paid in August 2011 with respect to fiscal 2011. The bonus amounts were based on Sysco’s satisfying certain financial criteria and the NEOs achieving certain non-financial goals.

(3)

With respect to Messrs. DeLaney, Kreidler, Green, Hope and Day, these amounts relate to grants of restricted stock units made in fiscal 2013, 2012 and 2011. With respect to Mr. Shurts, the fiscal 2013 amount includes 16,323 restricted stock units granted on November 13, 2012 for compensation as part of his offer package to partially replace the value of certain compensation and other benefits forfeited upon his acceptance of employment with Sysco and 15,252 restricted stock units granted on November 13, 2012 as part of the 2013 MIP long-term incentive grant. Further, with respect to Mr. DeLaney, the fiscal 2013 amount includes 63,855 restricted stock units granted on November 14, 2012 for compensation as part of the changes to the executive retirement program, 57,538 restricted stock units granted on November 13, 2012 as part of his normal long-term incentive program, and 30,894 restricted stock units granted on February 12, 2013 to compensate him for the value of stock options earned in prior periods that were void ab initio because they were not allowed under the 2007 Stock Incentive Plan. With respect to Mr. Kreidler, the fiscal 2013 amount includes 41,036 restricted stock units granted on November 14, 2012 for compensation as part of the changes to the executive retirement program and 19,995 restricted stock units granted on November 13, 2012 as part of his normal long-term incentive grant. With respect to fiscal 2013, we valued the RSUs granted on November 13, 2012 at $29.96 per share, being the closing price of our common stock on the first business day prior to the November 13, 2012 grant date; the RSUs granted on November 14, 2012 at $29.96 per share, being the closing price of our common stock on the first business day prior to the November 14, 2012 grant date; and the restricted stock units granted on February 12, 2013 at $31.56 per share, being the closing price of our common stock on the first business day prior to the February 12, 2013 grant date. With respect to fiscal 2012, we valued the restricted stock units at $27.65, being the closing price of our common stock on the first business day prior to the November 15, 2011 grant date. With respect to fiscal 2011, we valued the restricted stock units at $28.87 per share, being the closing price of our common stock on the first business day prior to the November 11, 2010 grant date.

(4)

The amounts in these columns reflect the grant date fair value of the awards. See Note 17 of the consolidated financial statements in Sysco’s Annual Report on Form 10-K for the year ended June 29, 2013, Note 17 of the consolidated financial statements in Sysco’s Annual Report on Form 10-K for the year ended June 30, 2012, and Note 15 of the consolidated financial statements in Sysco’s Annual Report on Form 10-K for the year ended July 2, 2011 regarding assumptions underlying valuation of equity awards. With respect to Mr. DeLaney, the amount previously reported in fiscal 2012, was reduced from $3,165,375 to $2,752,500 because that portion of the initial grant was void ab initio because it was not allowed under the 2007 Stock Incentive Plan.

(5)

These amounts include the MIP annual incentive award paid in August 2013 with respect to fiscal 2013 and paid in August 2012 with respect to fiscal 2012. We did not pay a MIP annual incentive award for fiscal 2011 because Sysco did not achieve the required performance levels. The amounts shown also include payments made in August 2013 for the three-year performance period ending in fiscal 2013 and in August 2012 for the three-year performance period ending in fiscal 2012 with respect to the cash performance unit grants previously made under our 2008 Cash Performance Unit Plan. The cash performance unit grants for the three-year performance period ending in fiscal 2011 expired unpaid because the performance criteria were not met.

(6)

The amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect above-market interest on amounts in the EDCP and MSP, and the actuarial increase in the present value of the NEOs’ benefits under all pension plans established and maintained by Sysco, determined using interest rate and mortality rate assumptions consistent with those used in Sysco’s financial statements. The pension plan amounts, some of which may not be currently vested, include:

•

increase in pension plan value; and

•

increase in Supplemental Executive Retirement Plan, or SERP, value.

To the extent that the aggregate change in the actuarial present value of the named executive officer’s accumulated benefit under the pension plan and the SERP was a decrease, this decrease is not included in the amounts shown in the column.

The following table shows, for each named executive officer, the change in the actuarial present value for each of the pension plan and the SERP and the above-market interest on amounts in the EDCP for fiscal 2013:

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Name	Change in Pension Plan Value	Change in SERP Value	Above-Market Interest on Deferred Compensation	Total
DeLaney	$(14,139)	$1,210,416	$30,850	$1,227,127
Kreidler	(4,684)	168,422	2,136	165,874
Green	(18,954)	292,035	28	273,109
Shurts	N/A	N/A	12	12
Day	(15,141)	113,961	32,149	130,969
Hope	(18,006)	(1,273,424)	30,940	(1,260,490)

(7)

Fiscal 2013 amounts include the following:

a.

the full amount paid for life insurance coverage for each individual (the excess coverage over the amounts paid for other employees is not determinable since the deductibles and coverages may be different);

b.

the amount of 401(k) Plan matching contributions with respect to the first half of the 2013 fiscal year; and

c.

the following perquisites and personal benefits (the aggregate value of all perquisites and personal benefits received by each NEO other than Mr. Shurts and Mr. Hope in fiscal 2013 was less than $10,000):

•

the amount paid for accidental death and dismemberment insurance coverage;

•

the amount paid for long-term care insurance;

•

the amount reimbursed to the individual for annual medical exams;

•

the amounts paid for long-term disability coverage under the company’s welfare benefit plan;

•

payment of fees by Sysco related to the preparation of foreign tax returns required to be filed by the executive for attendance at meetings or other travel related to Sysco business in foreign jurisdictions;

•

the amount paid for spousal travel in connection with business events, which amounts reflect only commercial travel; no incremental costs were incurred in connection with travel of spouses on the company plane with executive officers to and from business events;

•

the estimated amount paid for spousal meals in connection with business events;

•

with respect to Mr. Shurts, reimbursement of $81,560 for certain expenses in connection with his move to Houston, Texas; and

•

with respect to Mr. Hope, payment of $50,481 for earned by unused vacation days.

Except for the reimbursement of relocation expenses incurred by Mr. Shurts and earned but unused vacation payment made to Mr. Hope, no named executive officer received any single perquisite or personal benefit with respect to fiscal 2013 with a value greater than $25,000 and no named executive officer received any other item of compensation with respect to fiscal 2013 required to be disclosed in this column with a value of $10,000 or more.

(8)

Compensation for Mr. Shurts is provided only for fiscal 2013 because he was not an employee in fiscal 2012 or 2011.

(9)

Mr. Day was not a NEO for fiscal 2011 and 2012, and as a result only his 2013 compensation information is included.

(10)

Mr. Hope’s employment with Sysco terminated effective June 29, 2013. Upon separation from service to the Company, Mr. Hope received $1,575,000.

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Grants of Plan-Based Awards

The following table provides information on CPU grants, annual incentive award opportunities under the MIP, stock options, restricted stock and restricted stock units granted during fiscal 2013 to each of the NEOs.

Name	Grant Date		Number of Shares, Units or Other Rights				All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(3)	Closing Market Price on the Date Of Grant ($)	Grant Date Fair Value of Stock and Option Awards ($)(4)
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards
				Threshold ($)	Target ($)	Maximum ($)
DeLaney	11/13/12	(5)	1,762,500	$881,250	$1,762,500	$2,643,750
	11/13/12							750,000	$29.96	$29.96	$2,400,000
	11/13/12						57,538				1,723,838
	11/14/12						63,855				1,913,096
	2/12/13						30,894				975,015
	8/23/12	(6)		$881,250	$1,762,500	$2,643,750
Kreidler	11/13/12	(5)	612,500	306,250	612,500	918,750
	11/13/12							306,250	$29.96	$29.96	980,000
	11/13/12						19,995				599,050
	11/14/12						41,036				1,229,439
	8/23/12	(6)		350,000	700,000	1,050,000
Green	11/13/12	(5)	568,750	284,375	568,750	853,125
	11/13/12							284,375	$29.96	$29.96	910,000
	11/13/12						18,567				556,267
	8/23/12	(6)		437,500	875,000	1,312,500
Shurts	11/13/12		467,188	233,594	467,188	700,782
	11/13/12							233,594	$29.96	$29.96	747,501
	11/13/12						15,252				456,950
	11/13/12						16,323				489,037
	10/15/12	(7)		287,500	575,000	862,500
Day	11/13/12		382,500	191,250	382,500	573,750
	11/13/12							191,250	$29.96	$29.96	612,000
	11/13/12						12,487				374,111
	8/23/12			255,000	510,000	765,000
Hope(8)	11/13/12		393,750	196,875	393,750	590,625
	11/13/12							196,875	$29.96	$29.96	630,000
	11/13/12						12,854				385,106
	8/23/12			262,500	525,000	787,500

(1)

With respect to Messrs. DeLaney, Kreidler, Green, Shurts, Day and Hope, we granted the RSUs under the 2007 Stock Incentive Plan and they vest one-third per year for three years beginning on the first anniversary of the grant date. With respect to Mr. DeLaney and Mr. Kreidler, we also granted the RSUs under the 2007 Stock Incentive Plan on November 14, 2012, that vest one-fifth per year for five years beginning on the first anniversary of the grant date. Vesting of the RSUs granted to each NEO is contingent upon executive’s continued service with the company, except that the RSUs will remain in effect and continue to vest according to the vesting schedule upon executive’s termination of employment due to qualifying retirement in good standing or disability. Currently, only Mr. DeLaney and Mr. Day are eligible to retire. Additionally, the restricted stock units will vest immediately upon executive’s death or a change in control of the company. In addition, the executive will forfeit all of his unvested RSUs if the Committee finds by a majority vote that, either before or after termination of his employment, he:

•

committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment and by any such act, damaged us or our subsidiaries;

•

disclosed our trade secrets; or

•

participated, engaged or had a financial or other interest in any commercial venture in the United States competitive with our business in violation of our Code of Conduct or that would have violated our Code of Conduct had he been an employee when he engaged in the prohibited activity.

(2)

We granted the options under the 2007 Stock Incentive Plan, and they vest 20% per year for five years beginning on the first anniversary of the grant date. If an executive experiences a qualifying retirement in good standing or leaves our employment because of disability, his options will remain in effect, vest and be exercisable in accordance with their terms as if he had remained employed. If an executive dies during the term of his option, all unvested options will vest immediately and may be exercised by his estate at any time until the earlier to occur of three years after his death, or the option’s termination date. In addition, an executive will forfeit all of his unexercised options if the Committee finds by a majority vote that, either before or after termination of his employment, he:

•

committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment and by any such act, damaged us or our subsidiaries;

•

disclosed our trade secrets; or

•

participated, engaged or had a financial or other interest in any commercial venture in the United States competitive with our business in violation of our Code of Conduct or that would have violated our Code of Conduct had he been an employee when he engaged in the prohibited activity.

(3)

We granted all of these options under our 2007 Stock Incentive Plan, which directs that the exercise price of all options is the closing price of our stock on the New York Stock Exchange on the first business day prior to the grant date.

(4)

We determined the estimated grant date present value for the options issued on November 13, 2012 of $3.20 per share using a Black-Scholes pricing model. With respect to the November 2012 grants, we assumed a volatility of 20.70%, a 0.7% risk-free rate of return, a dividend yield at the date of grant of 3.7% and a 5.4-year expected option life when applying the model. We did not assume any option exercises or risk of forfeiture during the expected option life in determining the valuation of the option awards. Had we done so, such assumptions could have reduced the reported grant date value. The actual value, if any, an executive may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized, if any, will be at or near the value estimated by the Black-Scholes model.

We valued the restricted stock units granted on November 13, 2012 and November 14, 2012 at $29.96 per share and the restricted stock units granted on February 12, 2013 at $31.56, being the closing price of our common stock on the first business day prior to each respective grant date.

(5)

These amounts relate to cash performance units with a three-year performance period that we granted in November 2012 under our 2008 Cash Performance Unit Plan.

(6)

These amounts relate to MIP annual incentive award agreements made in August 2012 with respect to fiscal 2013, except with respect to Mr. Shurts who received his award in October 2012. In approving the MIP agreements for fiscal 2013, the Committee targeted each named executive officer’s MIP bonus at the following percentages of base salary: 150% for Mr. DeLaney, 125% for Mr. Green and 100% for Mr. Kreidler, Mr. Shurts, Mr. Hope and Mr. Day. Each of the amounts is subject to further upward or downward adjustment by the Committee as described in “Compensation Discussion and Analysis—What We Paid and Why—Annual Incentive Award—Detailed Information—MIP Annual Incentive Award for Fiscal 2013.”

(7)

Mr. Shurts MIP annual incentive award was pro rated for the number of weeks in fiscal 2013 that he was employed by Sysco.

(8)

Mr. Hope’s employment with Sysco terminated effective June 29, 2013. Upon termination, all vesting of stock options and RSUs ceased and all unvested options and RSUs were cancelled, including the entire grant of 196,875 stock options and 12,854 RSUs.

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Cash Performance Unit Plan

The 2008 Cash Performance Unit Plan provides certain key employees, including the NEOs, the opportunity to earn cash incentive payments based on pre-established performance criteria over performance periods of at least three years. We refer to these units as “CPUs.” The Committee currently makes grants annually for performance periods ending at the end of the third fiscal year, including the year of grant. The Plan provides that, in the event of the death of a participant, payments are determined using Sysco’s performance for the entire three-year performance period. Payments following a change of control are based on target performance values. With respect to participants whose employment terminates due to retirement or death, such individuals will receive a pro-rata payment based upon the number of years during which the participant was actively employed during the relevant performance period. Beginning with the grants made in fiscal 2010, the Committee began the practice of setting the performance goals for the awards during the first ninety days of the performance period and granting individual awards at its meeting the following November. The plan will expire on November 30, 2014, unless sooner terminated by the Board.

Under the plan, the Committee may select performance goals from those specified in the plan, based on the performance of Sysco generally or on the performance of subsidiaries or divisions. With respect to the grants in fiscal 2010 that we paid in August 2012 and the grants in fiscal 2011 that were paid in August 2013, the Committee set performance criteria based on the average increases in Sysco’s earnings per share and sales over the performance periods. With respect to the grants in fiscal 2012 and 2013, the Committee set the performance criteria based on total shareholder return, as described below. As of September 17, 2013, the named executives held cash performance unit grants in the amounts and for the performance periods set forth below:

Name	Fiscal Year in Which Granted	Target Value Per CPU	Number of CPUs Held	Performance Period	Payout Amount ($)
					Minimum	Target	Maximum
DeLaney	2013	$1	1,762,500	7/1/12-6/27/15	881,250	1,762,500	2,643,750
	2012	1	1,725,000	7/3/2011-6/28/2014	862,500	1,725,000	2,587,500
Kreidler	2013	1	612,500	7/1/12-6/27/15	306,250	612,500	918,750
	2012	1	525,000	7/3/2011-6/28/2014	262,500	525,000	787,500
Green	2013	1	568,750	7/1/12-6/27/15	284,375	568,750	853,125
	2012	1	528,125	7/3/2011-6/28/2014	264,063	528,125	792,188
Shurts	2013	1	467,188	7/1/12-6/27/15	233,594	467,188	700,782
	2012	1	528,125	7/3/2011-6/28/2014	264,063	528,125	792,188
Day	2013	1	382,500	7/1/12-6/27/15	191,250	382,500	573,750
	2012	1	487,500	7/3/2011-6/28/2014	243,750	487,500	731,250

Following the conclusion of each three-year performance period, if we meet the relevant performance criteria, we will pay each named executive an amount obtained by multiplying the number of performance units that the executive received by the value assigned to each unit and then multiplying the resulting product by a specified percentage. Each CPU is assigned a value of $1.00 per unit.

The CPU grants that we made in fiscal 2011, and paid in August 2013, contained a sliding scale for each component for the performance periods as follows:

•

one-half of the payout was based on average growth in diluted earnings per share; and

•

one-half of the payout was based on average increase in sales.

All of these performance measures relate to performance for completed fiscal years. For period to period comparisons, we compare results in accordance with generally accepted accounting principles applied on a consistent basis, and we adjust them for any fiscal year containing 53 weeks. Samples of the payment criteria and payout percentages for the awards granted in fiscal 2011 and paid in August 2013, including the threshold, target and maximum payment criteria and payout percentages for each component are set forth below. The amounts shown reflect a simplified grid of payment criteria and payout amounts; they do not include incremental criteria and payouts between the amounts shown. Between the levels shown in the table, the payout percentage increase incrementally, approximately in proportion to increases in the criteria. The minimum percentage payout would be 25% if only one of the performance criteria is satisfied at the minimum level and the maximum percentage payout would be 150% if the maximum levels for both criteria are satisfied. Our adjusted sales growth over the three-year performance period ended on June 29, 2013 was 6.76% and our average growth in adjusted fully diluted earnings per share over the performance period was negative 4.88%, which resulted in a CPU payout of $0.594 per unit in August 2013 which was approximately 59% of the aggregate target payout level. See Annex I for a reconciliation of these adjusted measures to the comparable GAAP measures.

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Fiscal Years	Part 1 — Growth in Earnings Per Share
	Minimum		Target		Maximum
2011-2013 (paid August 2013)	6%	7.5%	9%	10.5%	12	% and up
Applicable Payout	25%	37.5%	50%	62.5%	75%

PLUS

Fiscal Years	Part 2 — Growth in Sales
	Minimum		Target		Maximum
2011-2013 (paid August 2013)	4%	5%	6%	7%	8	% and up
Applicable Payout	25%	37.5%	50%	62.5%	75%

We will make all payments due with respect to the CPUs in cash. No payments made under the 2008 Cash Performance Unit Plans to any named executive in any fiscal year may be higher than 1% of Sysco’s earnings before income taxes, as publicly disclosed in the “Consolidated Results of Operations” section of Sysco’s Annual Report on Form 10-K for the fiscal year ended immediately before the applicable payment date.

With respect to the CPUs granted in November 2011 and November 2012, the Committee replaced the previous performance criteria with a measure based on Sysco’s total shareholder return over the three year performance periods including fiscal 2012, 2013 and 2014 and fiscal 2013, 2014 and 2015, respectively, relative to that of the S&P 500. Based upon where Sysco’s total shareholder return for that period falls relative to the other S&P 500 companies, CPUs are expected to pay at a rate from 50% to 150% of the aggregate value of the CPUs, which are valued at $1 per unit. In order to compute total shareholder return, the following sum is first calculated:

•

the closing price of a share of Sysco’s common stock, as reported on the New York Stock Exchange, on the day immediately preceding the last day of the three fiscal year performance period, plus,

•

the per share cash dividends paid on company common stock during the three fiscal year performance period, minus,

•

the closing price of a share of Sysco’s common stock, as reported on the New York Stock Exchange, on the day immediately preceding the first day of the three fiscal year performance period.

Total shareholder return is then computed as that sum divided by the closing price of a share of Sysco’s common stock, as reported on the New York Stock Exchange, on the day immediately preceding the first day of the three fiscal year performance period. The threshold payment level requires Sysco’s total shareholder return for the three fiscal year performance period to equal or exceed that of the 30th percentile of the S&P 500, the target payment level requires company performance to equal the 45th percentile, and the maximum payment level is expected to be reached at the 75th percentile, with graduated bonus levels in between the threshold and maximum levels. These grants are subject to Sysco’s clawback policies.

Benefits upon Termination or Change in Control under the Plan

If the executive’s employment terminates during a performance period because the executive leaves our employment due to disability, the executive will nonetheless receive the specified payment on the applicable payment date, as if he remained employed on that date. If the executive’s employment terminates during a performance period because the executive experiences a retirement in good standing or due to the executive’s death, the executive will receive the specified payment on the applicable payment date, as if he remained employed on that date, reduced on a pro-rata basis based on the number of years during which the executive was actively employed during the applicable three-year performance period. The executive will get credit for a fiscal year if the executive was actively employed by Sysco at any time during a relevant fiscal year. If the executive’s employment terminates before the end of the performance period for any reason other than retirement in good standing, death or disability, we will cancel the executive’s performance units, and the executive will not receive any payments under the plan with respect to the cancelled CPUs. The plan provides that if a change in control occurs during a performance period we will pay the executive the target amount payable under the plan for the executive’s CPUs for that performance period, as if the target performance levels had been achieved. In such instances, the CPUs awarded with respect to the performance period will be considered vested and payment will be made to the executive within 90 days after the date of the change in control.

Employment Arrangement with Mr. Shurts

Pursuant to the terms and conditions of an offer of employment dated September 13, 2012, Sysco offered, and Mr. Shurts accepted, employment with Sysco as the Executive Vice President, Chief Technology Officer. The material terms of the offer of employment are as follows:

•

Mr. Shurts receives an annual base salary of $575,000.

•

Mr. Shurts became a participant in the MIP, and is eligible for a MIP bonus. His target bonus is 100% of his base salary, and his 2013 MIP bonus, if earned, will be prorated for the portion of the 2013 fiscal year that he was employed with Sysco

•

Mr. Shurts received a one-time bonus award of $150,000 within thirty days of his hire date, and will receive an additional $150,000 on the first anniversary of his employment, subject to certain conditions regarding his continued employment

•

Upon recommendation of Sysco management, the Compensation Committee granted to Mr. Shurts (1) a one-time RSU grant with a value of $500,000 and (2) long-term incentive awards representing 325% of his annual base salary with 50% of the value in stock options, 25% in CPUs and 25% in grants of RSUs

•

Mr. Shurts is eligible to participate in Sysco’s disability income plan and ERISA-qualified and executive benefit and retirement savings programs, and he received full insurance benefits following completion of two months of employment

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•

Sysco agreed to reimburse Mr. Shurts for certain temporary housing and moving expenses, subject to Mr. Shurts’ obligation to repay any such moving or rental expenses if he is terminated by Sysco for certain reasons within one year of such reimbursements

•

Pursuant to the Corporate Governance Guidelines, Mr. Shurts must own no less than 60,000 shares of Sysco stock by October 15, 2017, and is expected to retain 25% of the net shares acquired upon exercise of stock options and 25% of the net shares acquired pursuant to vested RSU grants until his stock holdings equal or exceed the ownership requirements.

Severance Arrangements with Mr. Hope

In connection with the termination of Mr. Hope’s employment with Sysco, effective June 29, 2013, the Company entered into a severance agreement with Mr. Hope, dated April 1, 2013. The material terms of the severance agreement are as follows:

•

Mr. Hope remained a Sysco employee for the transition period between April 8, 2013 and June 29, 2013

•

Sysco agreed to provide Mr. Hope with the following severance payment upon his termination: a lump-sum payment in the gross amount of $1,575,000

•

For a period of twelve months following the termination of Mr. Hope’s employment, Sysco will continue to pay the entire premium costs of Mr. Hope’s continued participation in the Company’s group benefit plans through COBRA. Mr. Hope’s eligibility for such coverage will end prior to the conclusion of the twelve month period at any time Mr. Hope (1) becomes eligible to enroll in the benefit plans of another employer or (2) becomes ineligible to continue participation in Company plans through COBRA

•

Mr. Hope executed a general release whereby Mr. Hope released Sysco generally from all claims, demands, actions or liabilities of every kind. Mr. Hope agreed to comply with certain restrictions on his post-employment activities, including ongoing obligations to the Company regarding intellectual property, confidential information to which he had access by virtue of his employment, restrictions on competitive activities, and non-solicitation of employees and customers. His failure to comply with such restrictions entitles Sysco to cease payment of any severance benefits owed to Mr. Hope and recoup the lump-sum payment and any associated attorneys’ fees

•

Mr. Hope was paid his 2013 MIP bonus at the same time that all other MIP participants received their 2013 bonuses, and any elections he had made with respect to the 2013 MIP bonus remained in effect

•

All amounts payable to Mr. Hope with respect to outstanding, vested CPUs grants were paid to him after the end of the relevant performance period and at such time as other participants received payments for CPUs

•

Mr. Hope’s unvested options and unvested RSUs were canceled, and Mr. Hope had ninety days from his retirement date to exercise any vested stock options

•

Sysco agreed to pay Mr. Hope any earned but unused vacation pay, and to reimburse him for any eligible business expenses incurred during his course of employment.

Management Incentive Plan

Our 2009 Management Incentive Plan (“MIP”) provides key executives, including the NEOs, with the opportunity to earn bonuses through the grant of annual performance-based incentive awards, payable in cash. Until the fiscal 2012 grants, the Committee generally made incentive awards under the plan in May or June prior to the beginning of the fiscal year to which they relate. Beginning with the fiscal 2012 grants, the Committee began granting annual incentive awards in the first quarter of the fiscal year to which the awards relate. We pay amounts owed under such awards in August following the conclusion of the fiscal year. Annual incentive opportunities awarded to corporate participants, including the NEOs, under the MIP may be based on any one or more of the following:

•

return on stockholders’ equity and earnings per share;

•

return on capital and/or increases in pretax earnings of selected divisions or subsidiaries;

•

return on assets;

•

total shareholder return;

•

improvements in certain financial measures (including working capital and the ratio of sales to net working capital);

•

general comparisons with other peer companies or industry groups or classifications; and

•

one or more specified Sysco, division or subsidiary performance factors described in the plan.

All of these performance measures relate to performance for completed fiscal years or multiple completed fiscal year periods. For period to period comparisons, we compare results in accordance with generally accepted accounting principles applied on a consistent basis, and we adjust them for any fiscal year containing 53 weeks. The Committee has the discretion to determine which performance factors will be used for a particular award and the relative weights of the factors. No named executive officer may receive an aggregate bonus for any given fiscal year under the MIP in excess of $10,000,000. The Committee will determine and pay all annual incentive awards within 90 days following the end of the fiscal year for which the award was earned.

The MIP allows for the Compensation Committee to make certain permissible deviations from GAAP standards and provides for permissible methods for modifying bonus formulas after the first 90 days of the applicable fiscal year in order to give the Compensation Committee additional flexibility in structuring performance metrics. Application of any permissible deviations from GAAP standard or changes to any performance metrics with respect to “covered employees” under Section 162(m) of the Internal Revenue Code, which includes each of the NEOs except the CFO, is limited to circumstances where any deviations from GAAP are objectively determinable and the modification of performance metrics complies with the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code. The MIP also includes a provision implementing Sysco’s clawback policies. Beginning with the fiscal 2013 MIP grants, the Compensation Committee has implemented a bonus pool concept designed to overlay the MIP program and help to ensure income tax deductibility for purposes of Section 162(m).

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Fiscal 2013 MIP Annual Incentive Awards

The NEOs could have earned a fiscal 2013 annual incentive award equal to the sum of the following:

•

between 25% and 75% of target (50% of the total possible MIP annual incentive award) determined based on the adjusted diluted earnings per share for fiscal 2013;

•

between 15% and 45% of target (30% of the total possible MIP annual incentive award) determined based on the percentage increase in adjusted sales for fiscal 2013 as compared to fiscal 2012; and

•

between 10% and 30% of target (20% of the total possible MIP annual incentive award) determined based on the return on invested capital for fiscal 2013. Return on invested capital is computed by dividing the company’s adjusted net after-tax earnings for fiscal 2013 by the company’s adjusted total invested capital for that year. Adjusted total invested capital is computed as the sum of:

–

Adjusted stockholder’s equity, computed as the average of adjusted stockholders’ equity at the beginning of the year and at the end of each fiscal quarter during the year; and

–

Adjusted long-term debt, computed as the average of the adjusted long-term debt at the beginning of the year and at the end of each fiscal quarter during the year.

We refer to this calculation as the Business Performance Factor. The calculation of the adjusted results with respect to each of the performance measures excluded from each of these measures the following items, the returns from which were generally expected to be outside fiscal 2013: the impact of major acquisitions and divestitures (those with a purchase price over $40 million), any withdrawals by Sysco operating companies from multi-employer pension plans, and restructuring charges, including but not limited to those relating to severance, facility closures and consolidations and asset write downs. The Compensation Committee was given the discretion to include certain of these excluded items, but only if such inclusion would not cause a named executive officer’s MIP bonus to become non-deductible for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code. During fiscal year 2013, Sysco had three acquisitions with a purchase price over $40 million, which resulted in sales of $173.8 million that were excluded from the calculations determining the level of attainment of the performance metrics.

These three performance measures were independent of each other, and one portion of the incentive award could be earned even if the threshold level of one or both of the other measures was not achieved. If the threshold requirements for one or more of the bonus measures were not met, those portions of the incentive award would not be paid.

Each NEO’s fiscal 2013 annual incentive award was subject to a maximum amount that was equal to 110% of the award the NEO would have received based solely on the initial Business Performance Factor. Each NEO’s fiscal 2013 annual incentive award was initially calculated as equal to the maximum amount. The actual Business Performance Factor used to determine each NEO’s award, however, was subject to further review by the Compensation Committee, whereby the Committee considered pre-established individual SBOs to adjust any annual incentive award based on factors determined by the Committee, including but not limited to, performance against financial strategic goals and the NEO’s personal performance, which resulted in an adjustment to the awards initially funded based on the Business Performance Factor as described below.

The Committee reviewed each NEO’s performance with respect to the non-financial performance goals described in “Compensation Discussion and Analysis—What We Paid and Why—Annual Incentive Award – Analysis—Fiscal 2013.”

The Committee had the discretion to adjust Mr. DeLaney’s and the other NEO’s award payouts based on their performance with respect to these pre-established individual SBOs. If the NEO’s performance with respect to the SBO performance goals had met the target levels established by the Committee, the NEO’s 2013 Award for FY13 Performance would have equaled 100% of the bonus determined by using the initial, unadjusted Business Performance Factor. If the NEO’s performance with respect to the goals had exceeded the target levels established by the Committee, the NEO’s 2013 Award for FY13 Performance would have equaled between 100% and 110% of the bonus determined by using the initial, unadjusted Business Performance Factor. If the NEO’s performance was below the target levels of performance established by the Committee, the NEO’s 2013 Award for FY13 Performance would have equaled between 80% and 100% of the bonus determined by using the initial, unadjusted Business Performance Factor.

For the reasons discussed in “Compensation Discussion and Analysis—What We Paid and Why—Annual Incentive Award – Analysis—Fiscal 2013”, the Committee adjusted the awards initially funded based on the Business Performance Factor and awarded (i) Mr. DeLaney a 2013 MIP annual incentive award equal to 99.5% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.3% of target, (ii) Mr. Kreidler a 2013 MIP annual incentive award equal to 102% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 42.3% of target, (iii) Mr. Green a 2013 MIP annual incentive award equal to 101% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.9% of target, (iv) Mr. Day a 2013 MIP annual incentive award equal to 101% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 41.9% of target, and (v) Mr. Hope a 2013 MIP annual incentive award equal to 96% of the bonus that would have been paid using the initial, unadjusted Business Performance Factor, or 39.8% of target. Mr. Shurts received a prorated award for the portion of the fiscal year he was employed at 41.5% of target and did not have SBOs in his first year of employment.

In approving the agreements for fiscal 2013, the Committee targeted each named executive officer’s MIP annual incentive award at the following percentages of base salary: 150% for Mr. DeLaney, 125% for Mr. Green and 100% for Messrs. Kreidler, Shurts, Day and Hope. In no event could any NEO’s fiscal 2013 MIP annual incentive award have exceeded the maximum bonus amount set as part of the bonus pool amount discussed in “—Limit on Fiscal 2013 Maximum Annual Incentive Award Payouts” below. The fiscal 2013 awards are also subject to clawback provisions that provide that, subject to applicable law, all or a portion of the award paid pursuant to the 2013 awards may be recovered by Sysco if there is a restatement of our financial results, other than a restatement due to a change in accounting policy, within 36 months of the payment of the award and the restatement would result in the payment of a reduced award if the award was recalculated using the restated financial results. The Committee has the sole discretion to determine the form and timing of the repayment.

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Calculating the Business Performance Factor
Performance Metric(1)	Potential Payout	Weighting	x	2013 Performance	=	Payout (% of target)
Adjusted Fully Diluted Earnings Per Share	0% - 150%	50%		0%		0%
Adjusted Sales Growth	0% - 150%	30%		73%		21.9%
Adjusted ROIC(2)	0% - 150%	20%		98%		19.6%
TOTAL	0% - 150%	100%				41.5%

(1)

The calculation of the adjusted results with respect to each of the performance metrics excluded from each measure the following items, the financial returns from which we expected to be beyond fiscal 2013: the impact of major acquisitions and divestitures, withdrawals by Sysco operating companies from multi-employer pension plans, and restructuring charges, including but not limited to those relating to severance, facility closures and consolidations and asset write downs. The Compensation Committee had the discretion to include certain of these excluded items, except where such inclusion would have caused a named executive officer’s MIP bonus to become non-deductible for federal income tax purposes pursuant to Section 162(m) of the Internal Revenue Code; however, the Committee did not use such discretion.

(2)

ROIC is computed by dividing the company’s adjusted net after-tax earnings for fiscal 2013 by the company’s adjusted total invested capital for that year. Adjusted total invested capital is computed as the sum of (i) adjusted stockholder’s equity, computed as the average of adjusted stockholders’ equity at the beginning of the year and at the end of each fiscal quarter during the year; and (ii) adjusted long-term debt, computed as the average of the adjusted long-term debt at the beginning of the year and at the end of each fiscal quarter during the year.

The fiscal year 2013 program provided for minimum bonus payouts upon adjusted diluted earnings per share of at least $1.91, increases in adjusted sales of at least 3% and an adjusted return on invested capital of at least 12.15%. Because Sysco did not meet the minimum levels of adjusted diluted earnings per share, we did not pay a bonus with respect to that performance measure. Based on Sysco’s achieving approximately a 4.38% increase in adjusted sales (which corresponded to a 4.8% GAAP sales increase), and 13.35% adjusted return on invested capital, the NEOs earned a fiscal 2013 MIP annual incentive award of approximately 41.5% of target prior to adjustment related to the SBOs.

Fiscal 2013 Summary of Payments
NEO	Ending Base Salary	Target Annual Incentive (% of Base Salary)	Sysco Business Performance Factor	Award Funding on Business Performance Factor	Funded Award Not Subject to SBO (80%)	Individual SBO Performance Factor(2)	Amount of Award Funding on SBO (20%)	Total Earned Award for FY13 Performance
DeLaney	$1,175,000	150%	41.5%	$731,437	$585,150	97.5%	$142,630	$727,780
Kreidler	$700,000	100%	41.5%	$290,500	$232,400	110.0%	$63,910	$296,310
Green	$700,000	125%	41.5%	$363,125	$290,500	105.0%	$76,256	$366,756
Shurts(1)	$575,000	100%	41.5%	$174,380	--	--	--	$174,380
Day	$510,000	100%	41.5%	$211,650	$169,320	105.0%	$44,446	$213,766
Hope	$525,000	100%	41.5%	$217,875	$174,300	80.0%	$34,860	$209,160

(1)

Mr. Shurts received a prorated award for the portion of the fiscal year he was employed.

(2)

The Committee had the discretion to adjust all NEO’s Annual Incentive Award, other than Mr. Shurts, pursuant to individual SBOs, as described below

The various levels of performance to reach threshold, target and maximum payouts are described in the table below.

	MIP Annual Incentive Award Targets - Fiscal 2013
	Adjusted Sales Growth	Adjusted Fully Diluted Earnings Per Share	Adjusted Return on Invested Capital
Threshold	3.0%	$1.91	12.15%
Target	6.0%	$1.95	13.40%
Maximum	8.0%	$2.01	14.65%

Limit on Fiscal 2013 maximum annual incentive award payouts. In August 2012, the Committee further refined the MIP annual incentive awards for the NEOs, by establishing a bonus pool for fiscal year 2013 for certain “covered employees” of Sysco, as defined in Section 162(m) of the Internal Revenue Code (the “Code”) to help ensure compliance with the deductibility requirements of Section 162(m) of the Code, as well as for Mr. Kreidler. The bonus pool was set to be equal to two percent (2%) of Sysco’s net earnings for fiscal year 2013 and in no event can the sum of the individual percentages of the bonus pool granted to the participants in the pool exceed one hundred percent (100%). The maximum award for each Participant, expressed as a percentage of the bonus pool for the Program Year, is set forth below and in no event can it exceed the individual award maximum set forth in the plan document:

Participant’s Title	Percent of Bonus Pool Allocated to Participant
CEO	40%
CFO	15%
NEO 3	15%
NEO 4	15%
NEO 5	15%

The bonus pool serves only to provide a ceiling on the maximum bonus amount that any NEO may receive, and the actual bonus paid to each NEO will be determined pursuant to the fiscal 2013 incentive award opportunity described above.

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Fiscal 2014 MIP Awards

In approving the annual incentive award opportunity for fiscal 2014, the Compensation Committee provided for:

•

Each named executive officer’s MIP annual incentive award to be targeted at the following percentages of base salary: 150% for Mr. DeLaney, 125% for Mr. Green and 100% for Messrs. Kreidler, Shurts and Day;

•

Three bonus measures under the 2014 MIP annual incentive award program that are independent of each other, whereby one portion of the award can be earned even if the threshold level of one or both of the other measures is not achieved; and

•

The performance measures are similar as were used in fiscal 2013: (1) adjusted fully diluted earnings per share; (2) capital efficiency, as measured by adjusted return on invested capital; and (3) profitable sales growth. Earnings and capital efficiency are measured in the same manner as in 2013. The sales growth measure for fiscal 2014 is adjusted to be a matrix reflecting combination of sales percentage increases and gross profit dollar growth. Thre three independent metrics retain the same relative weighting as in fiscal 2013.

The Compensation Committee may also consider pre-established individual SBOs to adjust any MIP annual incentive award based on factors determined by the Compensation Committee, including but not limited to, performance against financial strategic goals and the NEO’s personal performance. Based on each NEO’s performance with respect to the pre-established objectives, the Committee may adjust 40% of the NEO’s annual incentive award by zero to 150%, subject to the bonus pool maximum discussed below. The Compensation Committee will review each NEO’s performance against such goals and accordingly adjust the Business Performance Factor. The Compensation Committee believes this will continue to promote the overall executive compensation pay philosophy to link executive pay to performance.

Limit on Fiscal 2014 maximum annual incentive award payouts. In August 2013, the Committee established a bonus pool for fiscal year 2014 for certain “covered employees” of Sysco, as defined in Section 162(m) of the Internal Revenue Code (the “Code”) to help ensure compliance with the deductibility requirements of Section 162(m) of the Code, as well as for Mr. Kreidler. The bonus pool was set to be equal to two percent (2%) of Sysco’s net earnings for fiscal year 2013 and in no event can the sum of the individual percentages of the bonus pool granted to the participants in the pool exceed one hundred percent (100%). The maximum award for each participant, expressed as a percentage of the bonus pool for the program year, is set forth below and in no event can it exceed the individual award maximum set forth in the plan document:

Participant’s Title	Percent of Bonus Pool Allocated to Participant
CEO	40%
CFO	15%
NEO 3	15%
NEO 4	15%
NEO 5	15%

The bonus pool serves only to provide a ceiling on the maximum bonus amount that any NEO may receive, and the actual bonus paid to each NEO will be determined pursuant to the fiscal 2014 incentive award opportunity described above.

Outstanding Equity Awards at Fiscal Year-End

While the 2007 Stock Incentive Plan, and its predecessor, the 2004 Stock Option Plan, allow for options to vest and become exercisable in no more than one-third increments each year, option grants under the plans to the NEOs have generally vested and become exercisable in five equal annual installments beginning one year after the grant date to create a long-term incentive for the executives. The Committee will at times, however, grant options that vest one-third per year beginning on the first anniversary of grant. The restricted stock units that have been granted pursuant to the 2007 Stock Incentive Plan vest one-third per year over three years. The 2007 Stock Incentive Plan allows the Committee the discretion to grant stock options, restricted stock, and restricted stock units, as well as other stock-based awards.

According to the terms of the 2004 and 2007 Plans, the exercise price of options may not be less than the fair market value on the date of the grant, which is defined in our plans as the closing price of our common stock on the New York Stock Exchange on the business day preceding the grant date. Our stock plans specifically prohibit repricing of outstanding grants without stockholder approval. The Committee now grants all of our stock options and restricted stock units pursuant to our equity grant guidelines. Pursuant to our equity grant guidelines in effect prior to August 2011, the Committee generally made option and restricted stock unit grants on the second Tuesday in November each year, a date when we were typically in a trading “window” under our Policy on Trading in Company Securities. In August 2011, the Committee revised our equity grant guidelines to provide that grants may be made during any open trading windows pursuant to our Policy on Trading in Company Securities, subject to certain conditions and qualifications. The guidelines provide that the Committee should generally make equity grants at a point in time when we have publicly disseminated all material information likely to affect the trading price of Sysco’s common stock. Under the guidelines, the Committee will generally not make grants during a period preceding an anticipated event that is likely to cause a substantial increase or a substantial decrease in the trading price of Sysco’s common stock, such as an earnings release. If we have grants scheduled to occur when Sysco is in possession of material non-public information, then:

•

management must inform the Committee or the Board of Directors, as the case may be, of all material information in its possession regarding Sysco; and

•

if, in the Committee’s or Board’s judgment, such information is reasonably likely to affect the trading price of Sysco’s common stock, then due consideration should be given to the number and exercise price of options and the number of any equity grants that may be granted in light of such material non-public information.

The following table provides information on each named executive officer’s stock option, restricted stock and restricted stock unit grants outstanding as of June 29, 2013.

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Outstanding Equity Awards at Fiscal Year-End

Name	Option Awards						Stock Awards
	Date Granted	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
DeLaney	February 2013	—	—		—	—	30,894	(2)	$1,055,339
	November 2012	—	—		—	—	63,855	(3)	2,181,287
	November 2012	—	—		—	—	57,538	(4)	1,965,498
	November 2012		750,000	(5)	$29.96	11/13/2019	—		—
	November 2011	—	—		—	—	41,456	(6)	$1,416,137
	November 2011	—	600,000	(7)	27.65	11/14/2018	—		—
	November 2010	—	—		—	—	14,433	(8)	493,043
	November 2010	—	300,000	(9)	28.87	11/10/2017	—		—
	November 2009	—	140,800	(10)	27.44	11/9/2016	—		—
	February 2009	—	64,400	(11)	23.36	2/10/2016	—		—
	November 2008	1	25,000	(12)	24.99	11/10/2015	—		—
Kreidler	November 2012	—	—		—	—	41,036	(3)	1,401,790
	November 2012	—	—		—	—	19,995	(4)	683,029
	November 2012	—	306,250	(5)	29.96	11/13/2019	—		—
	November 2011	—	—		—	—	12,617	(6)	430,997
	November 2011	52,500	210,000	(7)	27.65	11/14/2018	—		—
	November 2010	—	—		—	—	4,566	(8)	155,975
	November 2010	63,000	94,500	(9)	28.87	11/10/2017	—		—
	November 2009	24,000	48,000	(10)	27.44	11/9/2016	—		—
	October 2009	12,303	30,000	(13)	24.38	10/5/2016	—		—
Green	November 2012	—	—		—	—	18,567	(4)	634,249
	November 2012	—	284,375	(5)	29.96	11/13/2019	—		—
	November 2011	—	—		—	—	12,692	(6)	433,559
	November 2011	—	211,251	(7)	27.65	11/14/2018	—		—
	November 2010	—	—		—	—	4,766	(8)	162,807
	November 2010	—	99,000	(9)	28.87	11/10/2017	—		—
	November 2009	—	53,400	(10)	27.44	11/9/2016	—		—
	November 2008	1	20,000	(12)	24.99	11/10/2015	—		—
Shurts	November 2012	—	—		—	—	31,575	(4)	1,078,602
	November 2012	—	233,594	(5)	29.96	11/13/2019	—		—
Day	November 2012	—	—		—	—	12,487	(4)	426,556
	November 2012	—	191,250	(5)	29.96	11/13/2019	—		—
	November 2011	—	—		—	—	9,012	(6)	$307,850
	November 2011	—	150,000	(7)	27.65	11/14/2018	—		—
	November 2010	—	—		—	—	3,433	(8)	117,271
	November 2010	—	71,400	(9)	28.87	11/10/2017	—		—
	November 2009	—	15,400	(10)	27.44	11/9/2016	—		—
	November 2008	2	10,000	(12)	24.99	11/10/2015	—		—
	November 2007	32,000	—		33.39	11/13/2014	—		—
Hope(14)	November 2012	—	—		—	—	12,854	(4)	439,093
	November 2012	—	196,875	(5)	29.96	11/13/2019	—		—
	November 2011	—	—		—	—	9,462	(6)	$323,222
	November 2011	—	157,500	(7)	27.65	11/14/2018	—		—
	November 2010	—	—		—	—	3,633	(8)	124,103
	November 2010	—	75,000	(9)	28.87	11/10/2017	—		—
	November 2009	—	15,400	(10)	27.44	11/9/2016	—		—
	November 2008	1	10,000	(12)	24.99	11/10/2015	—		—

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(1)

The aggregate dollar value is calculated using the closing price of our common stock on June 28, 2013 of $34.16.

(2)

These restricted stock units vest in equal portions on February 12 of 2014, 2015 and 2016 and may be settled solely by delivery of an equal number of shares of Sysco common stock. Vesting is contingent upon executive’s continued service with the company, except that the units will remain in effect and continue to vest according to the vesting schedule upon executive’s termination of employment due to retirement in good standing or disability. Additionally, the units will vest immediately upon executive’s death or a change in control of the company.

(3)

These restricted stock units vest in equal portions on November 14 of 2013, 2014, 2015, 2016 and 2017 and may be settled solely by delivery of an equal number of shares of Sysco common stock. Vesting is contingent upon executive’s continued service with the company, except that the units will remain in effect and continue to vest according to the vesting schedule upon executive’s termination of employment due to retirement in good standing or disability. Additionally, the units will vest immediately upon executive’s death or a change in control of the company.

(4)

These restricted stock units vest in equal portions on November 13 of 2013, 2014, and 2015, and may be settled solely by delivery of an equal number of shares of Sysco common stock. Vesting is contingent upon executive’s continued service with the company, except that the units will remain in effect and continue to vest according to the vesting schedule upon executive’s termination of employment due to retirement in good standing or disability. Additionally, the units will vest immediately upon executive’s death or a change in control of the company.

(5)

These options vest in equal portions on November 13 of 2013, 2014, 2015, 2016 and 2017.

(6)

These restricted stock units vest in equal portions on November 15 of 2013 and 2014 and may be settled solely by delivery of an equal number of shares of Sysco common stock. Vesting is contingent upon executive’s continued service with the company, except that the units will remain in effect and continue to vest according to the vesting schedule upon executive’s termination of employment due to retirement in good standing or disability. Additionally, the units will vest immediately upon executive’s death or a change in control of the company.

(7)

These options vest in equal portions on November 15 of 2012, 2013, 2014, 2015 and 2016. With respect to Mr. DeLaney, the amount previously reported in fiscal 2012, was reduced from 862,500 to 750,000 because that portion of the initial grant was void ab initio because not allowed under the 2007 Stock Incentive Plan.

(8)

These restricted stock units vest on November 11, 2013 and may be settled solely by delivery of an equal number of shares of Sysco common stock. Vesting is contingent upon executive’s continued service with the company, except that the units will remain in effect and continue to vest according to the vesting schedule upon executive’s termination of employment due to retirement in good standing or disability. Additionally, the units will vest immediately upon executive’s death or a change in control of the company.

(9)

These options vest in equal portions on November 11 of 2013, 2014 and 2015.

(10)

These options vest in equal portions on November 10 of 2013 and 2014.

(11)

These options vest on February 11, 2014.

(12)

These options vest on November 11, 2013.

(13)

These options vest in equal portions on October 5 of 2013 and 2014.

(14)

Mr. Hope’s employment with Sysco terminated effective June 29, 2013. Upon termination, all vesting of stock options and RSUs ceased and all unvested options and RSUs were cancelled.

Awards pursuant to the 2007 Stock Incentive Plan and the 2004 Stock Option Plan

All of the option awards listed above provide that if the executive’s employment terminates as a result of retirement in good standing or disability, the option will remain in effect, vest and be exercisable in accordance with its terms as if the executive remained an employee of Sysco. All unvested options will vest immediately upon the executive’s death. Furthermore, the options provide that the executive’s estate or designees may exercise the options at any time within three years after his death for grants made in 2005 and later and within one year after his death for grants made prior to 2005, but in no event later than the original termination date.

All of the options above provide for the vesting of unvested options upon a change in control. In addition, grants made in 2005 and later provide that if the named executive’s employment is terminated other than for cause, during the 24 month period following a change in control, the outstanding options under the plans will be exercisable to the extent the options were exercisable as of the date of termination for 24 months after employment termination or until the expiration of the stated term of the option, whichever period is shorter.

Option Exercises and Stock Vested

The following table provides information with respect to aggregate option exercises and the vesting of stock awards during the last fiscal year for each of the NEOs.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
DeLaney	1,018,799	$7,627,080	45,862	$1,372,898
Kreidler	80,679	713,214	16,210	487,930
Green	376,911	1,729,430	15,181	454,395
Shurts	0	0	0	0
Day	177,198	760,759	10,640	318,480
Hope	216,174	770,788	11,065	331,206

(1)

We computed the value realized upon vesting by multiplying the number of shares of stock that vested by the closing price of Sysco’s common stock on the first business day preceding the purchase date.

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Pension Benefits

Sysco maintains two defined benefit plans. One is the Sysco Corporation Retirement Plan, or pension plan, which is intended to be a tax-qualified plan under the Internal Revenue Code. The second is the Sysco Corporation Supplemental Executive Retirement Plan, or SERP, which is not a tax-qualified plan. The pension plan ceased all non-union participant accruals effective December 31, 2012 and non-union employees no longer earn additional retirement benefits under the pension plan. In November 2012, the SERP was further amended to freeze benefits and stop future accruals, effective June 29, 2013. Participants covered by the SERP as of June 29, 2013 were granted accelerated vesting. For those who retire and are not eligible for immediate commencement of their SERP benefit, they will be deemed 100% vested, with benefits payable upon reaching age 65. For those who are eligible for a SERP benefit at the time of retirement, an early retirement reduction factor (equal to the vested level that existed in the Plan at the time of the freeze) will be used to determine the amount available. As of January 1, 2013, the broad-based tax-qualified Sysco Corporation Savings Plan (401(k) plan) was enhanced to provide a higher benefit going forward. While these changes will potentially impact the actual SERP benefit for an executive who terminates in calendar 2013 or later, the changes do not impact the benefit that has been earned through fiscal year 2013, reported in the table below. The following table shows the years of credited service for benefit accrual purposes and the present value of the accrued benefits for each of the NEOs under each of the pension plan and SERP as of June 29, 2013. No named executive officer received payments under either defined benefit plan during the last fiscal year. Mr. Shurts is not a participant in either of the Sysco maintained defined benefit plans.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit
DeLaney	Pension Plan	24.333	$490,342
	SERP	24.333	7,040,668
Kreidler	Pension Plan	3.667	67,761
	SERP	3.667	273,792
Green	Pension Plan	22.333	400,559
	SERP	22.333	7,093,129
Shurts	Pension Plan	N/A	N/A
	SERP	N/A	N/A
Day	Pension Plan	30.250	436,739
	SERP	30.250	2,783,550
Hope	Pension Plan	26.250	358,110
	SERP	26.250	2,493,133

We will pay the pension plan benefits in the form of a life annuity with payments guaranteed for five years. As required by SEC rules, we calculated the participating officers’ accrued benefits under the pension plan by assuming that the named executives will remain in service with the company until age 65, which is the earliest age at which the NEOs can retire without any reduction in benefits.

For the SERP, we calculated the participating officers’ accrued benefits by assuming that the named executives will remain in service with Sysco until the earliest age they could retire without any reduction in SERP benefits. This date is at age 60.417 for Mr. DeLaney, age 63 for Mr. Kreidler, age 57 for Mr. Green, age 61.417 for Mr. Day and age 65 for Mr. Hope. These ages differ because the SERP early retirement factors are based on a combination of the participant’s age, Sysco service, and/or MIP service. Note that some of these ages may represent the executive’s current age as of the 2013 fiscal year-end due to prior attainment of their earliest unreduced date. We pay SERP benefits as a life only annuity with a 10 year guarantee; however, married members also have the option to elect a joint life annuity, reducing to two-thirds upon the death of either the executive or his spouse, with the unreduced payment guaranteed for at least 10 years.

We calculated the present value of the accumulated pension plan and SERP benefits based on a 5.32% discount rate for the pension plan and a 4.94% discount rate for the SERP, with a post-retirement mortality assumption based on the RP2000 Combined Healthy table, gender distinct, projected to 2020, with scale AA.

Following are the estimated accrued benefits earned through the fiscal year ending 2013 for the pension plan or SERP, as noted. These annual amounts would be payable at the earliest unreduced retirement age, as described above, if the named executive officer remains in the service of Sysco until such age. Projected benefits that may be earned due to pay and service after the fiscal year ended June 29, 2013 are not included in these estimates.

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Name	Plan Name	Earliest Unreduced Retirement Age	Expected Years of Payments	Estimated Annual Benefit
DeLaney	Pension Plan	65	19.3	$62,038
	SERP	60.417	26.0	561,029
Kreidler	Pension Plan	65	19.3	12,922
	SERP	63	23.8	38,055
Green	Pension Plan	65	19.3	61,285
	SERP	57	29.0	539,237
Shurts	Pension Plan	N/A	N/A	N/A
	SERP	N/A	N/A	N/A
Day	Pension Plan	65	19.3	58,698
	SERP	61.417	25.2	250,821
Hope	Pension Plan	65	19.3	56,473
	SERP	65	22.2	332,371

In addition to the above, the participating officers are entitled to a temporary social security bridge benefit commencing at their earliest unreduced retirement age until the earlier of death or age 62. The amount of this monthly benefit for each participating officer, based on the SERP early retirement assumptions above, is $1,912 for Mr. DeLaney, $1,479 for Mr. Green and $1,554 for Mr. Day.

Pension Plan

The pension plan, which is intended to be tax-qualified, is funded through an irrevocable tax-exempt trust and covered approximately 27,500 eligible employees as of the end of fiscal 2013. In general, a participant’s accrued benefit is equal to 1.5% times the participant’s average monthly eligible earnings for each year or partial year of service with Sysco or a subsidiary. As previously noted above, as of January 1, 2013, non-union employees no longer earn additional retirement benefits under the pension plan, so earnings and service after December 31, 2012 were not taken into account for determining non-union participants’ accrued benefits under the pension plan. The accrued benefit under the pension plan is expressed in the form of a monthly annuity for the participant’s life, beginning at age 65, the plan’s normal retirement age, and with payments guaranteed for five years. If the participant remains with Sysco until at least age 55 with 10 years of service, the participant is entitled to early retirement payments. In such case, we reduce the benefit 6.67% per year for the first 5 years prior to normal retirement age and an additional 3.33% per year for years prior to age 60. Employees vest in the pension plan after five years of service, and the amendment to freeze benefit accruals under the pension plan after December 31, 2012 did not impact service determination for vesting purposes.

Benefits provided under the pension plan are based on compensation up to a limit, which is $255,000 for calendar year 2013, under the Internal Revenue Code. In addition, annual benefits provided under the pension plan may not exceed a limit, which is $205,000 for calendar year 2013, under the Internal Revenue Code.

Elements Included in Benefit Formula — Compensation included in the pension plan’s benefit calculation is generally earned income excluding deferred bonuses.

Policy Regarding Extra Years of Credited Service — Generally, we do not credit service in the pension plan beyond the actual number of years an employee participates in the plan. We base the years of credited service for the NEOs only on their service while eligible for participation in the plan.

Benefit Payment Options— Participants may choose their method of payment from several options, including a life annuity option, spousal joint and survivor annuity, Social Security leveling and life annuity options with minimum guaranteed terms. Only de minimis lump sums are available.

Supplemental Executive Retirement Plan

We offer supplemental retirement plans, including the SERP, to approximately 175 eligible executives, as of June 29, 2013, to provide for retirement benefits beyond the amounts available under Sysco’s various broad-based US and Canadian pension plans. Each of the NEOs other than Mr. Shurts participates in the SERP. It is our intent that the SERP comply with Section 409A of the Internal Revenue Code in both form and operation. The SERP is an unsecured obligation of Sysco and is not qualified for tax purposes. In December 2008, the Board of Directors substantially revised the SERP by reducing its benefits and to limit the class of employees eligible to participate in the SERP on or after June 28, 2008 and added an alternative MIP Retirement Program, which generally provides for lesser benefits than the SERP, for certain employees who would otherwise have participated in the SERP. None of the NEOs participates in this alternative program. In May 2011, the SERP was amended in order to close the SERP to future participants. In November 2012, the SERP was further amended to freeze benefits and stop future accruals, effective June 29, 2013. Participants covered by the SERP as of June 29, 2013 were granted accelerated vesting. For those who retire and are not eligible for immediate commencement of their SERP benefit, they will be deemed 100% vested, with benefits payable upon reaching age 65. For those who are eligible for a SERP benefit at the time of retirement, an early retirement reduction factor (equal to the vested level that existed in the Plan at the time of the freeze) will be used to determine the amount available.

The SERP was designed to provide, in combination with other retirement benefits, 50% of an executive’s final average compensation, provided an executive had at least 20 years of Sysco service, including service with an acquired company. “Other retirement benefits” include Social Security, benefits from the pension plan, and employer contributions under Sysco’s 401(k) plan and similar qualified plans of acquired companies. We reduce the gross accrued benefit of 50% of final average compensation by 5% per year for each year of Sysco service including service with an acquired company of less than 20 years. For purposes of this service calculation, Sysco service was frozen effective June 29, 2013. Additionally, final average compensation is determined using the monthly average of a participant’s eligible earnings for the last 10 fiscal years prior to June 29, 2013, or the date he ceases to be covered under the SERP, if earlier. Employees are generally not eligible for benefits if they leave the company prior to age 55. With respect to the determination of a participant’s accrued benefit as of June 28, 2008, as discussed below, final average compensation is determined using the monthly average of a participant’s eligible earnings for the highest 5 of the 10 fiscal years prior to, and including, the fiscal year ended June 28, 2008.

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The term “eligible earnings” refers to compensation taken into account for SERP purposes. As discussed below, beginning with fiscal 2009, the portion of a participant’s MIP bonus counted as eligible earnings is capped at 150% of the participant’s rate of base salary as of the last day of the applicable fiscal year. Eligible earnings for fiscal years prior to fiscal 2009, including eligible earnings for purposes of determining a participant’s accrued benefit as of June 28, 2008, as discussed below, are not affected by this plan change. The definition of eligible earnings that places a cap on the MIP bonus for fiscal years after fiscal 2008 will be used in all benefit calculations except for certain death benefit calculations and a participant’s accrued benefit as of June 28, 2008, as discussed below.

A Sysco corporate officer will receive a SERP benefit equal to the greater of:

•

The accrued benefit determined as of June 29, 2013 (the plan freeze date); or

•

The accrued benefit determined as of June 28, 2008, but the early retirement factor and eligibility for immediate benefit payments determined as of the date service with Sysco ends, using the following components:

–

average pay, based on the highest five fiscal years, which need not be successive, of eligible earnings in the ten fiscal year period ending June 28, 2008;

–

full years of service with Sysco, including service with companies acquired by Sysco, as of June 28, 2008; and

–

offsets as of June 28, 2008, with the standard adjustment to reflect the form and timing of the SERP benefit payments as of the date service with Sysco ends.

Under the SERP, Sysco has the ability to cause the forfeiture of any remaining SERP payments to a participant who was not discharged for “cause,” but who after his termination was determined by the Compensation Committee to have engaged in behavior while employed that would have constituted grounds for a discharge for “cause.” For this purpose, termination for “cause” includes termination for fraud or embezzlement. Sysco also has the ability to cause a forfeiture of any remaining SERP payments to a participant if the participant violates certain non-competition covenants. These non-competition covenants are applicable for the year following termination and to the entire period over which any SERP benefits are to be paid.

Participants covered by the SERP as of June 29, 2013 are 100% vested. For those who are eligible for early payment at retirement, their benefits may be reduced by an early retirement factor. The early retirement factor is based upon age and MIP participation service and/or Sysco service. The early retirement factor is 50% when executives reach the earlier of age 60 with 10 years of MIP participation service and 20 years of Sysco service or age 55 with 15 years of MIP participation service. The early retirement factor increases with additional years of age and/or MIP participation service or Sysco service. An executive with at least 20 years of Sysco service (including service with companies acquired by Sysco) can retire with unreduced benefits when the early retirement factor is 100%. The executive generally attains an early retirement factor of 100% on the earliest of:

•

age 65 if he has at least 10 years of Sysco service;

•

age 55 if he has at least 15 years of MIP service, but only if the sum of his age and MIP service is equal to or exceeds 80; and

•

age 62 if he has at least 25 years of Sysco service and at least 15 years of MIP service.

Upon the occurrence of a change in control, the early retirement factor will become 100% for each named executive officer. However, the criteria for determining whether an executive is eligible for early payment remains unchanged (i.e., the enhancement on the early retirement factor only impacts participants who otherwise meet the early payment criteria upon retirement). Notwithstanding this, the SERP contains cutback provisions that will reduce amounts payable to each named executive officer by the amount of any payments that cannot be deducted by Sysco under Section 280G of the Internal Revenue Code.

We pay the SERP benefit as a monthly life annuity with a guaranteed minimum period of 10 years if the participant is not married at the time payments commence. If the participant is married at the time payments commence, the participant has the option to elect a joint life annuity whereby the participant and spouse are entitled to a monthly annuity for life with a guaranteed minimum period of 10 years, and generally, on the participant’s or spouse’s death, the survivor is entitled to receive a monthly annuity for life with each payment equal to two-thirds of each payment made to the couple. The benefit payable upon the death of a vested, terminated participant reflects a reduction of 5/9 of 1% for each of the first 120 months prior to age 65 and an actuarial reduction for the difference between age 55 and the executive’s age at death.

We provide a temporary Social Security bridge benefit to an executive commencing SERP benefits before age 62, payable until the earlier of age 62 or death.

Elements of Compensation included in Benefit Formula — Compensation generally includes base pay, the MIP bonus or any bonus paid in lieu of or as a substitute for the MIP bonus (although this is limited to 150% of the annual rate of base salary for fiscal 2009 and later years), the fiscal 2007 supplemental performance bonus, and stock matches under the 2005 Management Incentive Plan and predecessor plans with respect to fiscal 2005 and prior fiscal years. Compensation earned after June 29, 2013 is not applicable to the SERP.

Funding Status — Sysco’s obligations under the SERP are partially funded by a rabbi trust holding life insurance and an interest in certain real property occupied by Sysco. Sysco’s obligations under the SERP are maintained as a book reserve account. In the event of Sysco’s bankruptcy or insolvency, however, the life insurance, the real property interest, and any other assets held by the rabbi trust become subject to the claims of Sysco’s general creditors.

Policy with Regard to Extra Years of Credited Service — Generally, Sysco does not award extra years of credited service under the SERP. However, in certain cases, the company may increase the early retirement factor, or award additional Sysco service for purposes of determining the reduction applicable to the participant’s final average compensation. As of the date of this proxy statement, none of the NEOs have been awarded additional credited service, or an increase in the early retirement factor applicable to their accrued benefits under the SERP.

Lump Sum Availability — Retirement benefits may not be paid as a lump sum.

Delay of Distributions to Named Executives— Distributions to a named executive officer upon the named executive officer’s “separation from service” as defined under Section 409A of the Internal Revenue Code will be delayed for a period of six months to the extent that making payments during such six-month period would violate Section 409A.

On November 14, 2012, the Committee amended the SERP to provide that benefit accruals for all participants were frozen as of June 29, 2013. Subsequent to June 29, 2013, the frozen SERP benefits continue to be payable pursuant to the terms of the SERP, as amended.

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Also effective June 29, 2013, all SERP participants vested in their then accrued benefit. However, an early retirement reduction factor has been added to apply in the case of an employee who retires before age 65 who would not have been fully vested at his retirement date under the SERP prior to the amendment. The early retirement factor mirrors the benefit reduction that would have occurred as a result of the application of the vesting formula if the participant had taken early retirement under the SERP as it existed prior to its amendment. These changes do not alter the benefit commencement or other payment schedules for any SERP participant. In addition, the age threshold previously applicable to the SERP death benefit was removed, effective June 29, 2013. As a result, if an active participant dies, the participant’s beneficiary will be entitled to a monthly annuity actuarially equivalent to the greater of: (i) an annual payment equal to 25% of the participant’s three-year final average compensation for ten years certain, or (ii) the participant’s vested accrued benefit as of his date of death, reduced by an actuarial reduction factor to take into account age at death prior to normal retirement age of 65.

Fiscal 2013 Nonqualified Deferred Compensation

The following table provides information regarding executive contributions and related company matches, earnings and account balances under the Executive Deferred Compensation Plan (EDCP) and Management Savings Plan (MSP) for each of the NEOs during fiscal 2013. No executive officer made any withdrawals or received any distributions with respect to fiscal 2013.

Name	Applicable Plan	Executive Contributions for Fiscal 2013 ($)(1)	Registrant Contributions for Fiscal 2013 ($)(2)	Aggregate Earnings in Fiscal 2013 ($)(3)	Aggregate Balance at June 29, 2013 ($)(4)
DeLaney	EDCP	$—	$—	$68,822	$1,261,258
	MSP	29,375	—	285	29,660
Kreidler	EDCP	40,200	6,030	6,451	141,760
	MSP	—	—	—	—
Green	EDCP	—	—	—	—
	MSP	17,500	—	353	17,853
Shurts	EDCP	—	—	—	—
	MSP	14,375	—	180	14,555
Day	EDCP	—	—	74,593	1,404,405
	MSP	2,550	—	25	2,575
Hope	EDCP	—	—	69,045	1,265,348
	MSP	26,250	—	254	26,504

(1)

For the EDCP, the amount shown for Mr. Kreidler includes deferral of a portion of the MIP annual incentive award paid in August 2012 with respect to fiscal 2012. This amount is included in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column for 2013, as more specifically described in footnote 5 to the Table as follows: for Mr. Kreidler: $40,200 for fiscal 2012 and $0 for fiscal 2013. The other NEOs did not elect to defer annual incentive awards. For the MSP, the amounts shown for Messrs. DeLaney, Green, Shurts, Day and Hope includes deferral of a portion of the salary paid for fiscal 2013. This amount is included in the Summary Compensation Table under the “Salary” column for 2013.

(2)

As discussed below, Sysco matches a portion of the annual incentive award deferred by an executive into the EDCP. Amount shown represents the Sysco match on the executive’s deferral of a portion of the 2012 and 2013 annual incentive awards. As noted above, this includes a MIP award paid for fiscal 2012 in August 2012 and a MIP award paid for fiscal 2013 in August 2013. These match amounts are included in the “All Other Compensation” column of the Summary Compensation Table, as follows: for Mr. DeLaney: $0 for 2012, and $0 for 2013; for Mr. Kreidler: $6,030 for fiscal 2012 and $0 for fiscal 2013; for Mr. Green, $0 for fiscal 2012 and $0 for fiscal 2013; for Mr. Shurts, $0 for fiscal 2012 and $0 for fiscal 2013; for Mr. Day, $0 for fiscal 2012 and $0 for fiscal 2013; and for Mr. Hope, $0 for fiscal 2012 and $0 for fiscal 2013. Sysco match for the MSP deferral will not be credited until fiscal 2014.

(3)

The above-market interest portion of these amounts is included in the fiscal 2013 disclosure under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column and footnote 6 of the Summary Compensation Table, in the following amounts: $30,755 for EDCP and $95 for MSP for Mr. DeLaney, $2,136 for EDCP and $0 for MSP for Mr. Kreidler, $0 for EDCP and $28 for MSP for Mr. Green, $0 for EDCP and $12 for MSP for Mr. Shurts, $32,141 for EDCP and $8 for MSP for Mr. Day, and $30,854 for EDCP and $85 for MSP for Mr. Hope.

(4)

A portion of the amounts disclosed in this column for Mr. DeLaney has previously been reported in Summary Compensation Tables for previous years, including the following amounts: for Mr. DeLaney: $29,450 for 2012, $26,667 for fiscal 2011, $24,213 for fiscal 2010, $16,938 for fiscal 2009, and $451,522 for fiscal 2008.

About the EDCP — Sysco maintained the EDCP to provide certain executives, including the named executives, the opportunity to defer the receipt of a portion of their annual salaries, bonuses and deemed earnings thereon on a tax-deferred basis. Federal income taxes on all amounts credited under the EDCP will be deferred until payout under current tax law. The EDCP is administered by the Compensation Committee.

Eligibility  — All Sysco executives who are participants in the MIP, excluding those whose income is subject to Canadian income tax laws, were eligible to participate.

Executive Deferrals and Sysco Matching Credit— Executives were permitted to defer up to 40% of their bonuses under the MIP, and for years prior to fiscal 2009 only, their supplemental performance bonuses, referred to in the aggregate as “bonus,” and up to 100% of salary. In September 2009, the EDCP was amended to clarify that any bonus paid in lieu of or as a substitute for the MIP bonus in the future was eligible for deferral under the EDCP. Sysco did not match salary deferrals under the EDCP. Sysco provided matching credit of 15% of the first 20% of bonus deferred, resulting in a maximum possible match credit of 3% of an executive’s bonus. The Committee was permitted to authorize additional discretionary company contributions, although it did not authorize any in fiscal 2008, 2009, 2010, 2011, 2012 or 2013.

Investment Options — An executive may invest the deferral portion of his or her account among nine investment options, which may be changed as often as daily. The returns for these options of varying risk/reward ranged from negative 1.68% to 25.83% for the year ended June 29, 2013.

Prior to July 2, 2008, Moody’s plus 1%, or the “risk free” option, was one of nine available deemed investment options under the EDCP and was the default investment option for participants who failed to make an investment election. In addition, company matches were automatically credited with interest at the Moody’s plus 1% rate, and interest credited during an installment payout period under a fixed payment distribution option available under the EDCP was credited at Moody’s plus 1%. For a given calendar year, the Moody’s + 1% option provides an annual return equal to the Moody’s Average Corporate Bond Yield for the higher of the six or twelve-month period ending on the preceding October 31, plus 1%. The Moody’s + 1% return was 7.1950% for calendar year 2008.

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Beginning as of July 2, 2008, the Moody’s plus 1%, or “risk free,” option and the default investment rate were changed to Moody’s without the addition of the 1%. As a result, the interest rate credited on company matches for future years, and the investment return on salary deferrals after July 1, 2008 and bonus deferrals for years after fiscal 2008, as well as any transfers from another investment option to the risk free option after July 1, 2008, are based on Moody’s and not Moody’s plus 1%. In addition, for participants whose employment terminates after July 1, 2008, interest credited to the participant’s account during an installment payout period will be Moody’s and not Moody’s plus 1%.

Notwithstanding these changes, interest will continue to be credited at the Moody’s plus 1% rate on each participant’s accumulated company match account as of July 1, 2008, and on that portion of the participant’s deferral account invested in the Moody’s plus 1% option on July 1, 2008, and not otherwise transferred at a later time.

Vesting — An executive is always 100% vested in his or her deferrals, but is at risk of forfeiting the deemed investment return on the deferrals for cause or competing against Sysco in certain instances. Each Sysco match and the associated deemed investment return will be 100% vested at the earliest to occur of:

•

the tenth anniversary of the crediting date of the match;

•

the executive’s 60th birthday;

•

the executive’s death;

•

the executive’s disability; or

•

a specified change in control.

Any matches and associated investment returns not otherwise fully vested under one of the above provisions may vest under an alternative schedule when the executive is at least age 55 and has at least 15 years of MIP participation service. Vesting under this alternative schedule is based on the sum of the executive’s age and years of MIP participation service, as follows:

Sum	Vested %	Sum	Vested %	Sum	Vested %
Under 70	0%	73	65%	77	85%
70	50%	74	70%	78	90%
71	55%	75	75%	79	95%
72	60%	76	80%	80	100%

The Committee has the discretion to accelerate vesting when it determines specific situations warrant such action. Executives may forfeit vested amounts, other than salary and bonus deferrals, as described under “Forfeiture for Cause or Competition” below.

In-Service Distribution Elections and Hardship Withdrawals — Unless an executive has previously made an in-service distribution election, an executive will generally not have access to amounts deferred under the EDCP while employed by Sysco unless he or she requests and qualifies for a hardship withdrawal. Such withdrawals are available under very limited circumstances in connection with an unforeseeable emergency. An executive may make separate in-service distribution elections with respect to a given year’s salary deferral and bonus deferral, concurrent with that year’s deferral election. None of the named executives made an in-service distribution election in fiscal 2013.

Distribution Events— We will distribute the vested portion of the amount credited to an executive’s EDCP account upon the earlier to occur of the executive’s death, disability, retirement or other separation event.

Distributions— Effective January 1, 2009, a participant who terminates employment other than due to death or disability prior to the earlier of age 60, or age 55 with 10 years of service with the company, will receive a lump sum. A participant may elect the form of distribution of his account if the participant terminates employment after the earlier of age 60, or age 55 with 10 years of service with the company. A participant may also elect the form of payment of his vested account balance in the event of death or disability.

An executive who has the right to elect the form of payment of his vested account balance may choose annual or quarterly installments over a specified period of up to 20 years, a lump sum or a combination of both. An executive may change his distribution elections prior to separation subject to limitations in the EDCP required by Section 409A of the Internal Revenue Code.

When we pay installments under the EDCP, we will credit the executive’s unpaid vested account balance with a fixed investment return during the entire payout period. This fixed return will equal the Moody’s Average Corporate Bond Yield for either the six- or twelve-month period ending two months prior to the month of the first installment payment, whichever is higher.

Delay of Distributions to Named Executives— Distributions to a specified employee, including a named executive, upon the specified employee or named executive officer’s “separation from service” as defined under Section 409A of the Internal Revenue Code will be delayed for a period of six months to the extent that making payments during such six-month period would violate Section 409A of the Internal Revenue Code.

Forfeiture for Cause or Competition— Any portion of an executive’s account attributable to Sysco matches, including associated deemed investment return, and the net investment gain, if any, credited on his deferrals, is subject to forfeiture for specified cause or competition.

Change in Control— Upon the occurrence of a change in control, each named executive officer will become 100% vested in his company match under the EDCP that has accrued prior to the change in control. The executive will also be 100% vested in any company match under the EDCP that accrues after the date of the change in control. Notwithstanding this, the EDCP contains cutback provisions that will reduce amounts payable to each named executive officer by the amount of any payments that cannot be deducted by Sysco under Section 280G of the Internal Revenue Code.

On November 14, 2012, the Committee also approved an amendment to the EDCP that closed the EDCP to new participants, effective December 31, 2012. Existing EDCP accounts continue to be maintained and distributions made in accordance with the terms of the EDCP and the existing deferral elections of the participants. The fiscal year 2013 bonus deferrals, which were elected by participants in June 2012, were the last deferrals credited to a participant’s EDCP account, and in addition, all salary deferrals ceased on December 31, 2012. Beginning January 1, 2013, participants in the EDCP began participation in the MSP. Also, effective December 31, 2012, Company matches under the EDCP, together with interest accumulated on those Company matches, became vested. As with the SERP amendments described above, the amendments to the EDCP did not alter the benefit commencement schedule for any EDCP participant. Effective January 1, 2014, participants will be permitted to direct the investment of company matches under the EDCP. Prior to such date, company matches will earn interest at a rate equal to Moody’s or Moody’s plus 1% yield, as applicable, to the crediting date of such match.

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About the MSP — In order to provide certain highly compensated employees of the Company, including the named executive officers, with the continued opportunity to build retirement savings on a tax-deferred basis through deferrals and Company contributions, Sysco adopted the MSP, effective November 14, 2012. The MSP is a competitive plan for nonqualified executive retirement benefits and is designed to supplement our recently-amended 401(k) plan. It allows participants, including the named executive officers, to defer a portion of their salary compensation and annual incentive award. The MSP also provides for Company contributions to participants’ accounts, including company matching contributions and non-elective contributions, some of which are designed to compensate participants for a portion of the value lost as a result of the freezing of Sysco’s current plans. The MSP is a “restoration plan,” which allows for deferrals and contributions that would not be permitted under the Company’s 401(k) plan due to IRS limits. The following discussion summarizes the material terms of the MSP that are applicable to the named executive officers who participate in it. The definition of bonus for purposes of the MSP includes amounts that are paid as a bonus or annual incentive award under the MIP or as a substitute for or in lieu of the participant’s MIP bonus or annual incentive award.

Executive Deferrals and Company Contributions — Participants may initially elect to defer up to fifty percent (50%) of their annual salary and/or all or a portion of their bonus under the MSP. A deferral election, once made, is irrevocable for the applicable calendar year (for salary deferrals) or fiscal year (for bonus deferrals). Bonus deferral elections are contingent upon the participant’s award qualifying as “performance based compensation” under Section 409A of the Code. The Committee retains the discretion to alter the minimum and maximum percentages of award that may be deferred, but such discretion must be exercised prior to the beginning of the applicable fiscal year for which such award may be earned. Salary deferrals were effective for calendar year 2013, with performance based annual incentive award deferrals effective beginning in fiscal 2014.

Sysco will make a matching contribution (determined based on compensation not taken into account under the Company’s 401(k) plan), to the account of participants who elect to defer a portion of their compensation under the MSP (the “Company Match”). The Company Match will be made on a calendar year basis. The Company Match under the MSP will be a maximum of fifty percent (50%) of the first five percent (5%) of a participant’s annual base salary and bonus deferred by the participant into the MSP. The Company Match is determined on a combined plan basis for the MSP and 401(k) plan, and for fiscal 2013 with the EDCP. For calendar year 2013, which encompasses second half of fiscal 2013 and first half of fiscal 2014, a participant’s combined match for the MSP, EDCP and 401(k) plan will be 50% of combined plan deferrals (MSP, EDCP and 401(k) plan), not to exceed 2.5% of MSP eligible pay, which consists of salary for calendar year and bonus paid in that same calendar year; provided that the combined plan match for calendar year 2013 will not be less than calendar year 401(k) match plus the fiscal 2013 EDCP match. After December 31, 2013, the EDCP will no longer be a part of the calculation.

In addition to the Company Match described above, Sysco will credit an automatic Company contribution equal to three percent (3%) of the participant’s gross base salary and bonus, less the amount of a similar Company contribution into the participant’s 401(k) account, to the participant’s account in the MSP (the “Non-elective Contribution”). The Company will credit this contribution regardless of whether the participant defers any amounts under the MSP or 401(k).

In addition to the contributions described above, for a period of ten years through 2022, or until a participant ceases employment with Sysco, whichever is earlier, Sysco will credit an automatic Company contribution of three percent (3%) of the participant’s gross base salary and bonus, less the amount of a similar Company contribution into the participant’s 401(k) account, to the MSP account of eligible participants (the “Pension Transition Contribution”). To be eligible to receive the Pension Transition Contribution, a participant must have been accruing benefits under Sysco’s pension plan as of December 31, 2012 and be at least age fifty (50) with fifteen (15) or more years of Sysco service as of that date. The Company will credit this contribution regardless of whether the participant defers any amounts under the MSP or 401(k) so long as he remains employed by Sysco or leaves for retirement, death or disability in such calendar year. Messrs. DeLaney, Green, and Day are eligible to receive these contributions.

In addition to the contributions described above, Mr. Kreidler’s MSP account will be credited annually with an automatic fully vested Company contribution of ten percent (10%) of his base salary and bonus for a period of ten years through 2022 and Mr. Day’s MSP account will be credited annually with an automatic fully vested Company contribution of two and one-half percent (2.5%) of his base salary and bonus for a period of six years through 2018 (each contribution referred to as a “SERP Transition Contribution”) so long as the executive remains employed by Sysco or leaves for retirement, death or disability in such calendar year.

Investment Options — The portion of a participant’s account attributable to salary and bonus deferrals will be deemed invested and reinvested in certain investments, as designated by the participant from a list of available investment options. The investment options include a variety of generally available investment funds, as well as an investment option with an annual return equal of the Moody’s average corporate bond yield. The portion of a participant’s account attributable to Sysco company contributions will be deemed invested in Moody’s until January 1 following the date on which such company contribution vests, at which time the participant may direct the investment of such amounts.

Vesting of Deferrals and Company Contributions — Participant deferrals, including associated investment earnings and losses, will be fully vested at all times. The Company Match, as adjusted for associated investment earnings and losses, will vest based upon a participant’s number of years of service. As of June 29, 2013, Messrs. DeLaney, Green, Day and Hope were fully vested and Mr. Kreidler was fifty percent vested, with the remainder to vest through his fifth anniversary of service. Mr. Shurts was 0% vested, with the remainder to vest through his fifth anniversary of service. In addition, Messrs. Kreidler and Shurts will become fully vested in the event of his death or disability or a defined change of control of Sysco. The Non-elective contribution, the Pension Transition Contribution, and the SERP Transition Contribution, as such amounts are adjusted for associated investment earnings and losses, will be fully vested at all times.

Timing and Form of Distributions — Other than elected in-service distributions or deferrals, the participant’s vested account may generally only be distributed at the earliest to occur of the following: (i) the participant’s death; (ii) the participant’s disability; (iii) the participant’s retirement; or (iv) the participant’s termination (for a reason other than death or retirement). Except with respect to in-service distributions or distributions following a participant’s termination (for a reason other than death or retirement), the participant may elect to have his account distributed in (i) a lump sum; (ii) annual installments over a period of up to 20 years; or (iii) a combination of a lump sum and installments. In-service distributions and distributions following a participant’s termination will be distributed in a lump sum.

Forfeiture — The MSP contains a forfeiture provision whereby participants will forfeit the balance of their accounts attributable to Company contributions, adjusted for deemed investment losses and earnings, and even if such amounts may have previously vested, in the event the Committee finds that the participant engaged in fraudulent or certain other illegal acts while employed by the Company, or impermissibly competes with the Company after termination. Participants also have an obligation to repay any amounts previously distributed to them under the MSP attributable to Company contributions if the Committee finds they engaged in such acts.

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Quantification of Termination/Change in Control Payments

We have entered into certain agreements and maintain certain plans that will require us to provide compensation for the NEOs in the event of specified terminations of their employment or upon a change in control of Sysco. We have listed the amount of compensation we would be required to pay to each named executive officer in each situation in the tables below. Amounts included in the tables are estimates and are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts we pay or distribute may differ materially. Factors that could affect these amounts include the timing during the year of any such event, the amount of future bonuses, the value of our stock on the date of the change in control and the ages and life expectancy of each executive and his spouse. The amounts shown in the tables below assume that the event that triggered the payment occurred on June 29, 2013. All amounts shown represent total payments, except as otherwise noted. We expect to time the payment of all amounts shown to comply with Section 409A of the Internal Revenue Code.

WILLIAM J. DELANEY

Termination Scenario	Compensation Components
	Severance Payment	Payments and Benefits Under EDCP(1)	Payments and Benefits Under MSP(2)	Payments and Benefits Under SERP(3)	CPU Payment(4)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units(5)	Insurance Payments(6)	Other(7)
Retirement	$0	$536,211	$285	$5,791,464	$1,299,138	$17,625,272	$0	$97,865
Death	0	536,211	285	5,753,412	1,299,138	17,625,272	1,200,000	97,865
Disability	0	536,211	285	5,791,464	2,615,625	17,625,272	2,052,500	97,865
Voluntary Resignation	0	536,211	285	5,791,464	0	0	0	0
Termination for Cause	0	0	0	0	0	0	0	0
Involuntary Termination w/o Cause, or Resignation for Good Reason	0	536,211	285	5,791,464	0	0	0	97,865
Change in Control w/o Termination	0	536,211	285	0	3,487,500	17,625,272	0	0
Termination w/o Cause following a Change in Control	0	536,211	285	6,184,077	3,487,500	17,625,272	0	97,865

ROBERT C. KREIDLER

Termination Scenario	Compensation Components
	Severance Payment	Payments and Benefits Under EDCP(1)	Payments and Benefits Under MSP(2)	Payments and Benefits Under SERP(3)	CPU Payment(4)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units(5)	Insurance Payments(6)	Other(7)
Retirement	$0	$28,060	$0	$205,294	$414,325	$6,441,039	$0	$49,692
Death	0	28,060	0	2,205,928	414,325	6,441,039	1,200,000	49,692
Disability	0	28,060	0	205,294	853,125	6,441,039	4,435,000	49,692
Voluntary Resignation	0	28,060	0	205,294	0	0	0	0
Termination for Cause	0	0	0	0	0	0	0	0
Involuntary Termination w/o Cause, or Resignation for Good Reason	0	28,060	0	205,294	0	0	0	49,692
Change in Control w/o Termination	0	28,060	0	0	1,137,500	6,441,039	0	0
Termination w/o Cause following a Change in Control	0	28,060	0	205,294	1,137,500	6,441,039	0	49,692

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MICHAEL W. GREEN

Termination Scenario	Compensation Components
	Severance Payment	Payments and Benefits Under EDCP(1)	Payments and Benefits Under MSP(2)	Payments and Benefits Under SERP(3)	CPU Payment(4)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units(5)	Insurance Payments(6)	Other(7)
Retirement	$0	$0	$353	$3,812,190	$404,996	$4,866,210	$0	$57,769
Death	0	0	353	2,468,068	404,996	4,866,210	1,200,000	57,769
Disability	0	0	353	3,812,190	822,656	4,866,210	3,160,000	57,769
Voluntary Resignation	0	0	353	3,812,190	0	0	0	0
Termination for Cause	0	0	0	0	0	0	0	0
Involuntary Termination w/o Cause, or Resignation for Good Reason	0	0	353	3,812,190	0	0	0	57,769
Change in Control w/o Termination	0	0	353	0	1,096,875	4,866,210	0	0
Termination w/o Cause following a Change in Control	0	0	353	3,812,190	1,096,875	4,866,210	0	57,769

WAYNE R. SHURTS

Termination Scenario	Compensation Components
	Severance Payment	Payments and Benefits Under EDCP(1)	Payments and Benefits Under MSP(2)	Payments and Benefits Under SERP(3)	CPU Payment(4)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units(5)	Insurance Payments(6)	Other(7)
Retirement	$0	$0	$180	$0	$116,263	$2,059,697	$0	$34,115
Death	0	0	180	0	116,263	2,059,697	1,200,000	34,115
Disability	0	0	180	0	350,391	2,059,697	3,166,667	34,115
Voluntary Resignation	0	0	180	0	0	0	0	0
Termination for Cause	0	0	0	0	0	0	0	0
Involuntary Termination w/o Cause, or Resignation for Good Reason	0	0	180	0	0	0	0	34,115
Change in Control w/o Termination	0	0	180	0	467,188	2,059,697	0	0
Termination w/o Cause following a Change in Control	0	0	180	0	467,188	2,059,697	0	34,115

WILLIAM B. DAY

Termination Scenario	Compensation Components
	Severance Payment	Payments and Benefits Under EDCP(1)	Payments and Benefits Under MSP(2)	Payments and Benefits Under SERP(3)	CPU Payment(4)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units(5)	Insurance Payments(6)	Other(7)
Retirement	$0	$705,078	$25	$2,010,057	$282,259	$3,204,333	$0	$33,577
Death	0	705,078	25	1,766,405	282,259	3,204,333	1,170,000	33,577
Disability	0	705,078	25	2,010,057	568,125	3,204,333	2,424,167	33,577
Voluntary Resignation	0	705,078	25	2,010,057	0	0	0	0
Termination for Cause	0	0	0	0	0	0	0	0
Involuntary Termination w/o Cause, or Resignation for Good Reason	0	705,078	25	2,010,057	0	0	0	33,577
Change in Control w/o Termination	0	705,078	25	0	757,500	3,204,333	0	0
Termination w/o Cause following a Change in Control	0	705,078	25	2,010,057	757,500	3,204,333	0	33,577

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JAMES D. HOPE(8)

Termination Scenario	Compensation Components
	Severance Payment	Payments and Benefits Under EDCP(1)	Payments and Benefits Under MSP(2)	Payments and Benefits Under SERP(3)	CPU Payment(4)	Acceleration and Other Benefits from Unvested Stock Options and Restricted Stock Units(5)	Insurance Payments(6)	Other(7)
Retirement	$0	$0	$0	$0	$0	$0	$0	$0
Death	0	0	0	0	0	0	0	0
Disability	0	0	0	0	0	0	0	0
Voluntary Resignation	0	0	0	0	0	0	0	0
Termination for Cause	0	0	0	0	0	0	0	0
Involuntary Termination w/o Cause, or Resignation for Good Reason	1,575,000	806,959	254	2,446,929	294,412	0	0	62,481
Change in Control w/o Termination	0	0	0	0	0	0	0	0
Termination w/o Cause following a Change in Control	0	0	0	0	0	0	0	0

(1)

See “Executive Deferred Compensation Plan” above for a discussion of the calculation of benefits and payout options under the EDCP, and events that may cause forfeiture of such benefits. The amounts disclosed reflect the vested value of the company match on elective deferrals, as well as investment earnings on both deferrals and vested company match amounts. These amounts do not include salary and bonus deferrals.

•

Mr. DeLaney has elected to receive annual installments over 5 years in the event of his disability, death or retirement.

•

Mr. Kreidler has elected to receive quarterly installments over 15 years in the event of his retirement and quarterly installments over 20 years in the event of his disability or death.

•

Mr. Green has elected to receive a lump sum distribution in the event of disability, death or retirement.

•

Mr. Day has elected to receive a lump sum distribution in the event of disability, death or retirement.

•

Mr. Hope has elected to receive a lump sum distribution in the event of disability, death or retirement.

(2)

See “Management Savings Plan” above for a discussion of the calculation of benefits and payout options under the MSP, and events that may cause forfeiture of such benefits. The amounts disclosed reflect the vested value of the investment earnings on deferrals amounts. These amounts do not include salary and bonus deferrals. These amounts do not include company matches on salary and bonus deferrals.

(3)

All amounts shown are present values of eligible benefits as of June 29, 2013, calculated using an annual discount rate of 4.94%, which represents the rate used in determining the values disclosed in the “Pension Benefits” table above. See “Pension Benefits” above for a discussion of the terms of the SERP and the assumptions used in calculating the present values contained in the table. The amount and expected number of benefit payments to each executive are based on each respective termination event, the form of payment, the age of the executive and his or her spouse, and mortality assumptions. During the SERP payout period, a participant’s remaining benefit under the SERP may be subject to forfeiture under certain circumstances if the committee administering the SERP finds that the participant has engaged in competition with the company, solicited business of the company, made disparaging remarks about the company, or misappropriated trade secrets or confidential information of the company. The amount for Mr. Delaney due to termination following a Change in Control also reflects a reduction of $2,465,881 pursuant to provisions in the SERP that provide for a reduction in benefits to the extent they are not deductible under Section 280G of the Internal Revenue Code. Following are specific notes regarding benefits payable to each of the NEOs other than Mr. Shurts, who does not participate in the SERP:

•

Death — If an active participant dies, their spouse will receive a monthly benefit payable for life with 120 monthly payments guaranteed. The amounts shown reflect payments as follows:

	Estimated # of Payments	Amount of Payment	Payment Frequency
DeLaney	335	$32,530	Monthly
Kreidler	493	10,556	Monthly
Green	377	13,199	Monthly
Day	397	9,228	Monthly
Hope	N/A	N/A	Monthly

•

Disability; Involuntary Termination without Cause, or Resignation for Good Reason; Termination without Cause following a Change in Control — The amounts shown reflect the following monthly payments plus the amounts shown below attributable to the monthly PIA supplement, which is paid only until the executive reaches age 62. Because Mr. DeLaney has already met the conditions of Early Payment Criteria as of the 2013 fiscal year-end, his benefits are payable as of July 1, 2013. The other NEOs’ benefits listed below would be payable as of their normal retirement date (age 65). The amount for Mr. DeLaney due to a termination following a change of control also reflect a reduction of $2,465,881, pursuant to provisions in the SERP that provide for a reduction in benefits to the extent they are not deductible under Section 280G of the Internal Revenue Code.

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Name	Disability, Involuntary Termination without Cause, or Resignation for Good Reason			Termination without Cause following a Change in Control
	# of Monthly Payments	Monthly Payment Amounts	Monthly PIA Supplement (Until Age 62)	# of Monthly Payments	Monthly Payment Amounts	Monthly PIA Supplement (Until Age 62)
DeLaney	344	$31,621	$1,912	344	$33,799	$1,912
Kreidler	296	2,599	0	296	2,599	0
Green	262	41,803	0	262	41,803	0
Day	288	18,598	0	288	18,598	0
Hope	264	27,488	0	N/A	N/A	N/A

Change in Control without Termination — Benefit payments are not triggered.

(4)

See “Cash Performance Unit Plans” above for a discussion of the CPUs. The amounts shown include payment of awards made in November 2011 and November 2012. For purposes of this disclosure, and as defined in the plan, we have assumed the following levels of performance:

Retirement— Amounts reflect the pro-rated estimated value of awards pursuant to the fiscal 2012-2014 performance cycle based on forecasted performance and the pro-rated estimated value of awards pursuant to the fiscal 2013-2015 performance cycle based on forecasted performance. The awards are pro-rated for the number of fiscal years during which the executive was actively employed, regardless of whether the executive was employed for the entirety of the relevant fiscal year. The pro rata factors used are 66.6% for the fiscal 2012-2014 performance cycle and 33.2% for the 2013-2015 performance cycle for all executives.

Disability — Amounts reflect the estimated value of awards pursuant to the fiscal 2012-2014 performance cycle based on forecasted performance and the estimated value of awards pursuant to the fiscal 2013-2015 performance cycle based on forecasted performance.

Death — Amounts reflect the estimated value of awards pursuant to the fiscal 2012-2014 and 2013-2015 performance cycles based on forecasted performance, pro-rated for the portion of each performance cycle completed at the time of death with respect to the fiscal 2012-2014 performance cycle and pro-rated for the number of fiscal years during which the executive was actively employed, regardless of whether the executive was employed for the entirety of the relevant fiscal year, with respect to the 2013-2015 performance cycle. The pro-rata factors used are 66.6% for the fiscal 2012-2014 performance cycle and 33.2% for the 2013-2015 performance cycle for all executives.

Change in Control — Amounts reflect the target award value of awards pursuant to the fiscal 2012-2014 and fiscal 2013-2015 performance cycles.

(5)

The amounts shown include the value of unvested accelerated restricted stock units and restricted stock, valued at the closing price of Sysco common stock on the New York Stock Exchange on June 29, 2013, the last business day of our 2013 fiscal year, plus the difference between the exercise prices of unvested accelerated options and the closing price of Sysco common stock on the New York Stock Exchange on June 29, 2013 multiplied by the number of such options outstanding. See “Outstanding Equity Awards at Fiscal Year-End” for disclosure of the events causing an acceleration of outstanding unvested options and restricted stock. Assumes accelerated vesting of all unvested restricted stock units, restricted stock and stock options.

(6)

Includes payments we will make in connection with additional life insurance coverage, long-term disability coverage, including disability income coverage, and long-term care insurance. In the event of death, a lump sum Basic Life Insurance benefit is payable in an amount equal to one-times the executive’s prior year W-2 earnings, capped at $150,000. An additional benefit is paid in an amount equal to two-times the executive’s base salary at the beginning of the year in which the death occurred, capped at $1,050,000. The value of the benefits payable is doubled in the event of an accidental death. In the event of disability, a monthly Long-Term Disability benefit of $25,000 would have been payable to age 65, following a 180-day elimination period.

(7)

Includes retiree medical benefits and the payment of accrued but unused vacation.

(8)

Mr. Hope’s employment with Sysco terminated effective June 29, 2013.

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Compensation Risk Analysis

The Compensation Committee oversees the company’s executive compensation program and regularly reviews the program against Sysco’s strategic goals, industry practices and emerging trends in order to ensure alignment with stockholder interests. The Committee believes that Sysco’s performance-based bonus and equity programs provide executives with incentives to create long-term stockholder value.

In 2010, the Committee expanded its review of compensation programs across the Sysco enterprise to monitor whether the program components encourage or otherwise promote the taking of inappropriate or unacceptable risks that could threaten the company’s long-term value. This review was updated in 2013. The assessment placed particular emphasis on identifying employees who have both significant compensation risk in the variability of their compensation and also the ability to expose the company to significant business risk. The Committee primarily focused on the compensation for the senior executives of Sysco Corporation and its operating companies, as these are the employees whose actions have the greatest potential to expose the company to significant business risk, although the review addressed all forms and levels of variable and other compensation that the Committee believed could reasonably provide employees with incentives to undertake risky behavior on behalf of Sysco. Having completed this review, the Committee continues to believe that many of Sysco’s long-standing practices are designed to effectively promote the creation of long-term value, discourage behavior that leads to excessive risk, and mitigate the material risks associated with executive and other compensation programs.

These practices include the following:

•

Sysco’s executive compensation programs are designed to include a mix of elements so that the compensation mix is not overly focused on either short-term or long-term incentives.

•

Sysco’s executive annual incentive award programs (both the MIP annual incentive award and the three-year cash performance units) are based on financial metrics which are objective and drive long-term stockholder value (including diluted earnings, return on invested capital and increase in sales and total shareholder return). Moreover, the Committee attempts to set ranges for these measures that encourage success without encouraging excessive risk taking to achieve short-term results. The Committee has the absolute discretion to remove any and all participants from the annual MIP annual incentive award program prior to the end of the fiscal year to which the annual incentive award relates and may reduce the amount of the annual incentive award pay out, in its discretion, at any time prior to the fiscal year end.

•

Sysco’s incentive programs do not allow for unlimited payouts, and annual incentive award caps limit the extent that employees could potentially profit by taking on excessive risk.

•

Selection of three different types of long-term incentives (stock options, restricted stock units and cash performance units) for executives helps to minimize the risk that they will take actions that could cause harm to the Corporation and its stockholders. The value of stock options and restricted stock units are primarily based on stock price appreciation, which is determined by how the market values our common stock.

•

Longer performance periods encourage executives to attain sustained performance over several periods, rather than performance in a single period. CPUs are based on a three-year performance period. Stock options become exercisable over a five year period and remain exercisable for up to seven years to ten years from the date of grant (depending on the grant), encouraging executives to look to long-term appreciation in equity values.

•

The stock ownership guidelines described under “Stock Ownership — Stock Ownership Guidelines” above align the interests of our executive officers with the long-term interests of all stockholders and encourage our executives to execute our strategies for growth in a prudent manner.

•

In 2009, the Committee adopted a clawback policy, which is described under “Compensation Discussion and Analysis— Executive Compensation Governance and Other Information — Executive Compensation Recoupment Policy” above. In the event we are required to restate our financial statements, other than as a result of an accounting change, we will recover MIP annual incentive award payments and CPU three-year incentive-based compensation from all MIP participants.

Based on its most recent review, management and the Committee do not believe that the compensation policies and practices of Sysco create risks that are reasonably likely to have a material adverse effect on the Company.

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VOTE TO APPROVE THE ADOPTION OF THE SYSCO CORPORATION 2013 LONG-TERM INCENTIVE PLAN (ITEM 2)

On August 22, 2013, upon recommendation of the Compensation Committee, the Board of Directors approved the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan, subject to stockholder approval. If approved by the stockholders at the Annual Meeting, the 2013 Stock Incentive Plan will become effective on November 15, 2013. If approved, the 2013 Long-Term Incentive Plan would be a successor to the 2007 Stock Incentive Plan. No additional awards would be made after November 15, 2013 under the 2007 Stock Incentive Plan.

We believe that the proposed Plan is necessary in order to allow Sysco to continue to utilize equity awards and performance awards to retain and attract the services of key individuals essential to Sysco’s long-term growth and financial success and to further align their interests with those of Sysco’s stockholders. Sysco relies on equity awards to retain and attract key employees and non-employee Board members and believes that equity incentives are necessary for Sysco to remain competitive with regard to retaining and attracting highly qualified individuals upon whom, in large measure, the future growth and success of Sysco depend.

The following factors were taken into account by the Compensation Committee and the Board in approving the proposed Plan: Sysco’s historical burn rate under other shareholder approved equity plans; the number of shares remaining available under the 2007 Stock Incentive Plan for future awards; the number of outstanding stock options and unvested restricted shares; potential dilution resulting from the proposed increase in authorized shares; and the potential shareholder value transfer resulting from the proposed increase.

A summary of the 2013 Long Term Incentive Plan is set forth below. This summary is, however, qualified by and subject to the full text of the Plan, as proposed, which is attached as Annex II. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given such terms in the Plan.

Proposed Terms of the 2013 Long-Term Incentive Plan

1)   Authorize Shares for Issuance under the Long-Term Incentive Plan

The 2013 Long-Term Incentive Plan would permit a total number of shares available for issuance under the Plan equal to the sum of (i) 45,000,000 new shares, plus (ii) the number of shares remaining available for issuance under the 2007 Stock Incentive Plan, but not subject to previously exercised, vested or paid awards as of November 14, 2013. As of September 17, 2013, 10,607,579 shares were available for issuance under the 2007 Stock Incentive Plan. As such, the proposed Plan would increase the total shares available for issuance by 45,000,000 to approximately 55,607,599.

2)   Authorize the Total Number of Shares Available for Issuance as Options and Stock Appreciation Rights under the Plan

The 2013 Long-Term Incentive Plan would increase the total number of number of shares available for issuance by the Company as Options and Stock Appreciation Rights, or SARs, from 10,607,579 to 55,607,599. As of September 17, 2013, Options to purchase 27,525,706 shares and no SARs had been issued under the 2007 Stock Incentive Plan. As such, the proposed 2013 Long-Term Incentive Plan would increase the shares available for issuance as Options and SARs by 45 million to approximately 55,607,599. The Company historically has issued an annual grant certain senior managers in November of each year. It is anticipated that November 2013 grants would be made under the 2013 Stock Incentive Plan, contingent on its approval by shareholders.

3)   Authorize the Total Number of Shares Available for Issuance as Restricted Stock, Restricted Stock Units and Other Stock-Based Awards

Under the proposed Plan, of the entire pool eligible for grant, the total number of shares available for issuance as Restricted Stock, Restricted Stock Units and Other Stock-Based Awards under the Plan would be 17,500,000. As of September 17, 2013, 2,873,404 shares had been issued as Restricted Stock, Restricted Stock Units and Other Stock-Based Awards under the 2007 Stock Incentive Plan. The Company historically has issued an annual grant to certain senior managers in November of each year. It is anticipated that November 2013 grants would be made under the 2013 Stock Incentive Plan, contingent on its approval by shareholders. As of September 17, 2013, the closing price of Sysco common stock on the New York Stock Exchange was $33.17 per share.

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The 2013 Long-Term Incentive Plan

The following is a summary of the principal provisions of the Plan, as proposed. The full text of the Plan is attached hereto as Annex II.

Key Terms of the Plan

Plan Term	If approved, the Plan is effective November 15, 2013 and awards may be granted through November 15, 2023.
Eligible Participants	All employees, non-employee directors or key advisors selected by the Committee.
Total Shares Authorized

Approximately 55.6 million, with the entire pool authorized to be issued as Options or SARs, and up to 17.5 million shares of the pool authorized to be issued as Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Types

Stock Options (Incentive and Non-Qualified) (“Options”), Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Stock Appreciation Rights (“SARs”) and Cash-Based Awards (all types, collectively, “awards”)

Individual Share Limits

Options and/or SARs relating to no more than 2,000,000 shares may be granted to any individual in any given fiscal year, and all awards other than Options and SARs granted to any individual in any given fiscal year are limited to no more than 500,000 shares

Vesting Period

Determined by the Committee, but no more than one-third of the shares subject to each grant may vest per year for the first three years, except for awards conditioned on the attainment of Performance Goals

Stock Option Exercise Period	Determined by the Committee, but not more than ten years from the date of grant
Stock Option Exercise Price	Not less than fair market value on date of grant, defined as the closing price on the NYSE on the day prior to grant
Prohibited

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No repricing without stockholder approval

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No reload options and discounted stock options

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Acceleration of payment or vesting of any award other than for death, disability, retirement or upon a change in control

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No dividends or dividend equivalents may be paid on shares subject to Option or SAR.

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The Plan includes a limit on the number of shares that may be issued as full-value awards

Purpose of the Plan

The purpose of the Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

We believe strongly that our equity compensation programs and emphasis on employee stock ownership have been integral to our past success and will be important to our ability to achieve consistently superior performance in the years ahead.

Administration of the Plan

Unless otherwise determined by the Board, the Compensation Committee (the “Committee”) administers the Plan. The Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE listing standards.

The Committee has the power, in its discretion, to grant awards under the Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the Plan and to otherwise administer the Plan. Except as prohibited by applicable law or stock exchange rules, the Committee may delegate all or any of its responsibilities and powers under the Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the Plan. In no event, however, shall the Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change in control of the Company.

The Plan provides that members of the Committee shall be indemnified and held harmless by the company from any loss or expense resulting from claims and litigation arising from actions related to the Plan.

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Adjustments to Shares Subject to the Plan

If any shares of common stock subject to an award are forfeited or cancelled, or if an award terminates or expires without a distribution of shares to the grantee, the shares of common stock with respect to such award shall, to the extent of any such forfeiture or cancellation, again be available for awards under the Plan; provided, however, that with respect to SARs that are settled in common stock, the aggregate number of shares of common stock subject to the SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the SAR upon exercise. Also, shares of stock will not again be available if such shares are surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes with respect to an award. Awards that are settled solely in cash will not reduce the number of shares of stock available for awards.

If the Company undergoes a recapitalization, reclassification, stock split, stock dividend, combination, subdivision or another similar transaction affecting the common stock, or if the company makes an extraordinary dividend or distribution (including, without limitation, to implement a spinoff), then, subject to any required action by stockholders, the number and kind of shares available under the Plan, and the various award grant limitations contained in the Plan, will be automatically adjusted accordingly. In addition, subject to any required stockholder action, the number and kind of shares covered by outstanding awards and the price per share of outstanding awards, shall be automatically proportionately adjusted to reflect such an event.

If the Company merges or consolidates with another corporation, or is liquidated or disposes of all or substantially all of its assets, then the Committee may deal with outstanding Options under the Plan in any of the following ways: First, it may provide for each holder of an Option or other award to receive, upon exercise of such Option or award, the same securities or other property that the company’s stockholders receive in the transaction. Second, it may provide for each holder of an Option or other award to receive, upon exercise of such Option or award, stock of the surviving corporation in the transaction, having a value equal, on a per share basis, to the per share consideration received by the company’s stockholders in the transaction. Third, it may cause Options or other awards to vest (if they have not otherwise vested under the change-in-control provisions of the Plan). Fourth, it may cancel Options or SARs, provided that in the case of in-the-money Options or SARs, the cancellation shall be contingent upon a payment to the participants of an amount equal to the difference between the value of the underlying shares (based on the transaction consideration) and the exercise or base price.

Eligibility and Participation

Eligibility to participate in the Plan is limited to employees, non-employee directors and key advisors of the Company and its defined subsidiaries. In the last fiscal grant cycle, a total of 854 individuals received awards under the 2007 Stock Incentive Plan.

Options and Other Awards

The Committee may grant Options and other awards to eligible individuals. The Committee will have complete discretion, subject to the terms of the Plan, to determine the persons to whom Options and other awards will be awarded, the time or times of grant, and the other terms and conditions of the grant. The awards may be granted with value and payment contingent upon Performance Goals.

Performance Goals

Any Award that may be granted under the Plan also may be granted contingent on achievement of a Performance Goal. Under the Plan, Performance Goals may be based on one or more of the following criteria applied to one or more of the company, its defined subsidiaries, and/or certain specified affiliates (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the company’s GAAP financial statements): (1) return on total stockholder equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) implementation or completion of critical projects or processes; (12) operating cash flow, (13) free cash flow, (14) return on capital or increase in pretax earnings; (15) net earnings; (16) margins; (17) market price of the Company’s securities; (18) pre-tax earnings or variations of income criteria in varying time periods; (19) economic value added; (20) expense targets; (21) increase in net after-tax earnings per share; (22) working capital targets; (23) enterprise value; (24) safety record; (25) closing of acquisitions or dispositions or other business expansion or contraction; (26) operating profit or improvements in operating profit; (27) improvements in certain asset or financial measures (including working capital and the ratio of sales to net working capital); (28) any combination of, or a specified increase in, any of the foregoing; and (29) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. The Performance Goals may be based upon the attainment of specified levels of performance under one or more of the criteria described above relative to the performance of other comparable entities. To the extent permitted under Section 162(m) of the Internal Revenue Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may designate additional business criteria on which the Performance Goals may be based or adjust, modify or amend the aforementioned business criteria. Performance Goals may include a threshold level of performance below which no award will be earned, a level of performance at which the target amount of an award will be earned and a level of performance at which the maximum amount of the award will be earned. The Committee in its sole discretion has the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events.

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Option Exercise Price and Vesting of Awards

The Committee determines the exercise price with respect to each Option at the time of grant. The Option exercise price per share of common stock may not be less than 100% of the fair market value per share of the common stock underlying the Option on the date of grant, and no Option may be repriced in violation of the repricing limitations discussed in “Amendment and Termination” below. For purposes of determining the Option exercise price, fair market value is defined as the closing price on the NYSE the first business day prior to the date of grant. The Committee may determine at the time of grant the terms under which Options and SARs shall vest and become exercisable. However, no Option or SAR may have a term in excess of 10 years, and all awards are subject to a minimum three-year vesting schedule, with no more than one-third of the shares subject to the award vesting each year; provided, however, that at the time of the grant of an Option or SAR, the Committee may place restrictions on the exercisability or vesting of the Option or SAR that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the Option or SAR is granted to a 162(m) Officer, the grant of the Option or SAR and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m).

Stock Appreciation Rights (SARs)

An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the company’s stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of common stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of common stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the fair market value of a share of common stock on the date of grant of such SAR).

Exercise of Options and SARs

Options and SARs are exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. For Options, notice of exercise must be accompanied by a payment equal to the applicable Option exercise price plus all withholding taxes due, such amount to be paid in cash or by tendering, either by actual delivery of shares or by attestation, shares of common stock that are acceptable to the Committee, such shares to be valued at fair market value as of the day the shares are tendered, or paid in any combination of cash and shares, as determined by the Committee. To the extent permitted by applicable law, a participant may elect to pay the exercise price through the contemporaneous sale by a third party broker of shares of common stock acquired upon exercise yielding net sales proceeds equal to the exercise price and any withholding tax due and the remission of those sale proceeds to the company.

Transferability of Awards

Except as otherwise provided by the Committee, Options, SARs and any unvested other awards may not be transferred except by will or applicable laws of descent and distribution. Notwithstanding the foregoing, in no event may any such award be transferred to a third party for consideration at any time.

Termination of Options and Other Awards

Options and SARs shall be exercisable during such periods as may be established by the Committee. Except as discussed below and at “Change in Control,” Options and SARs will expire on the earlier to occur of the expiration date of the Option or 90 days after the severance of an Option holder’s employment with the company or any of its subsidiaries. Unless otherwise provided in an award agreement, if, before the expiration of an Option or SAR, a holder’s employment terminates as a result of retirement in good standing or disability under the established rules of the company then in effect, the Option or SAR will remain in effect, vest and be exercisable in accordance with its terms. Upon the death of an employee while employed by the company or its subsidiaries, Options, to the extent then exercisable, shall remain exercisable by the executors or administrators of his or her estate for up to three years following the date of death, but in no event later than the original termination date of the Option or SAR. However, no Option or SAR may be exercised more than 10 years from the date of grant. To the extent not exercised by the applicable deadline, the Option or SAR will terminate.

With respect to all other awards, any unvested awards shall immediately vest, and all restrictions pertaining to such other awards shall lapse and have no further effect, upon the holder’s death or retirement in good standing or disability under the established rules of the company then in effect, except as otherwise provided by the Committee at grant of the award.

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Restricted Stock and Restricted Stock Units

Restricted Stock is common stock that the company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the Plan are subject to such terms, conditions and restrictions as the Committee determines consistent with the terms of the Plan.

At the time of grant, the Committee may place restrictions on Restricted Stock and Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of common stock equal to the number of Restricted Stock Units becoming so vested.

Other Stock-Based Awards

The Plan also allows the Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common stock. This includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan and (ii) a right to acquire stock from the company containing terms and conditions prescribed by the Committee. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Cash Awards

Dividend Equivalent Rights

An award of Restricted Stock Units may provide the grantee with the right to receive dividend equivalent payments with respect to stock subject to the award (both before and after the stock subject to the award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the grantee, and may be settled in cash or stock, at such times as determined by the Committee on the date of the grant of the Restricted Stock Unit. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the underlying Restricted Stock Units or such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including a requirement that such credited amounts are reinvested in stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Internal Revenue Code Section 409A. Options and SARs may not be granted with the right to receive dividend equivalent payments.

Awards to Employees Subject to Taxation Outside of the United States

Awards may be granted to grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan. Such different terms and conditions may be reflected in addenda to the Plan or in the applicable award agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares that may be issued under the Plan or a change in the group of eligible grantees.

Forfeiture

Notwithstanding any other provision of the Plan and except as discussed under “Change in Control” below, if the Committee finds by a majority vote that: (i) the participant, before or after termination of his or her relationship with the company or any of its defined subsidiaries for any reason, (a) committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment and that such act damaged the company or any of its defined subsidiaries, or (b) disclosed trade secrets of the company or any of its defined subsidiaries, or (ii) the participant, before or after termination of his or her employment relationship for any reason, participated, engaged or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of the company or any of its defined subsidiaries in violation of the Sysco Code of Business Conduct as in effect on the date of such participation or other engagement or in such a manner that would have violated the Code of Business Conduct had the participant been employed by the company or any of its defined subsidiaries at the time of the activity in question, or (iii) violated the compensation, clawback and recoupment policies that may be applicable to the participant, then any outstanding Options and SARs which have not been exercised and any awards other than Options and SARs that have not vested will be forfeited. The decision of the Committee as to the nature of a participant’s conduct, the damage done to the company or any of its defined subsidiaries and the extent of the participant’s competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the participant in any manner. The Committee may, in its discretion, include a form of non-compete, non-solicitation and/or non-disparagement agreement in any award agreement, and such non-compete, non-solicitation or non-disparagement agreement may be personalized, in the Committee’s discretion, to fit the circumstances of any specific grantee.

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Vesting for Certain Terminations of Employment in Connection with a Change in Control

Under the Plan, if (A) a Change in Control occurs and (B) during the period commencing on the date that is 12 months prior to the occurrence of the Change in Control and ending on the date that is 24 months following the Change in Control, the participant’s employment or service with the Company is terminated in a qualifying manner, all outstanding Options and SARs shall vest and become exercisable and all other outstanding awards shall vest and all restrictions pertaining to such other awards shall lapse and have no further effect. For purposes of the Plan, a Change in Control event includes, but is not limited to, certain acquisitions of 20% or more of the Company’s outstanding common stock, certain changes in the identity of a majority of the members of the Board of Directors and certain mergers in which the company’s then existing shareholders do not own at least 60% of the outstanding voting securities of the surviving entity. In the event that the employment of a participant who is an employee of the company or any of its defined subsidiaries is terminated by the company other than for cause, as defined below, during the 24-month period following a Change in Control, all of such participant’s outstanding Options and SARs may thereafter be exercised by the participant, to the extent that such Options and SARs were exercisable as of the date of such termination of employment, for (x) a period set forth in the applicable award agreement or (y) until expiration of the stated term of such Option or SAR, whichever period is shorter. The forfeiture provisions relating to competition as described in the immediately preceding paragraph shall not apply to any participant who incurs a termination of employment pursuant to the Change in Control provisions in the Plan. For purposes of these provisions, the term “cause” shall mean “cause” as defined in the participant’s award agreement or written employment, consulting or other agreement with the company or a subsidiary, or if not defined in any such agreement, “cause” shall mean conviction of, or plea of nolo contendere, the participant for a felony, dishonesty while performing his employment duties, a participant’s willful or deliberate failure to perform his or her duties in any material respect, or a participant’s violation of any non-competition, non-solicitation, confidentiality or other restrictive covenants agreement or code of conduct applicable to the participant.

Tax Withholding

Issuance of shares under the Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of shares of common stock which the participant already owns, or through the surrender of shares of common stock to which the participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

Term of the Plan

Unless earlier terminated by the Board of Directors, the Plan, if approved, will terminate on November 15, 2023. No awards may be granted under the Plan subsequent to that date.

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, except that the following actions may not be taken without stockholder approval: (i) any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided under the Plan); (ii) any change in the class of persons eligible to receive ISOs under the Plan; (iii) any change in the requirements of the Plan regarding the exercise price of Options or grant price of SARs; (iv) any repricing or cancellation and re-grant of any Option or, if applicable, other award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for awards that contain a so- called “reload” feature under which additional Options or other awards are granted automatically to the grantee upon exercise of the original Option or award; or (v) any other amendment to the Plan that would require approval of the company’s stockholders under applicable law, regulation, rule or stock exchange listing requirement.

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U.S Tax Treatment of Awards

The following is a brief description of the material United States federal income tax consequences associated with awards under the Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or Sysco at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by Sysco. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which Sysco will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. Sysco will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or more than twelve months after his or her termination of employment due to permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Compensation realized by participants on the exercise of non-qualified stock options or the disposition of shares acquired upon exercise of any incentive stock options should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Stock Appreciation Rights. A participant granted a stock appreciation right under the Plan will not recognize income, and Sysco will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and Sysco will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. Sysco is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. Sysco is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and Sysco will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and Sysco common stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and Sysco will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and Sysco will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and Sysco will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. Sysco has the right to deduct or withhold, or require a participant to remit to Sysco, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

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Certain Interests of Directors

In considering the recommendation of the Board of Directors with respect to the Plan, stockholders should be aware that members of the Board of Directors may from time to time have interests that present them with conflicts of interest in connection with this proposal to approve the Plan. For example, Directors who are also employees of the Company will be eligible for the grant of awards under the Plan. Currently, only Messrs. DeLaney and Fernandez are both a director and an employee of the company, and neither individual serves on the Compensation Committee. As proposed, non-employee directors of the Board will also be eligible for grants under the Plan. Non-employee directors currently are eligible to receive equity awards under the 2009 Non-Employee Directors Stock Plan (the “Director’s Plan”). No new awards may be made under the Director’s Plan after November 18, 2016. It is anticipated that any awards to non-employee directors between now and November 18, 2016, will be made pursuant to the Director’s Plan. Awards after that date will be eligible for grant under the Plan. The Board of Directors believes that approval of the proposed amendments to the Plan will advance the interests of the company and its stockholders by encouraging employees to make significant contributions to the long-term success of the company.

Required Vote

The affirmative vote of a majority of votes cast, either for, against or abstain, is required to approve this proposal. Broker non-votes are not considered to be votes cast for these purposes.

The Board of Directors recommends a vote FOR approval of the adoption of the 2013 Long Term Incentive Plan.

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (ITEM 3)

Sysco seeks a non-binding vote from its stockholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. This vote is commonly referred to as a “Say on Pay” vote because it gives stockholders a direct opportunity to express their approval or disapproval to the company regarding its pay practices.

As discussed in detail in the Compensation Discussion and Analysis, our executive compensation programs are designed to attract, retain and motivate highly talented individuals who are committed to Sysco’s vision and strategy. We strive to link executives’ pay to their performance and their advancement of Sysco’s overall performance and business strategies, while also aligning the executives’ interests with those of stockholders and encouraging high-performing executives to remain with Sysco over the course of their careers. We believe that the amount of compensation for each named executive officer reflects extensive management experience, continued high performance and exceptional service to Sysco and our stockholders.

We invite you to consider the details of our executive compensation as disclosed more fully throughout this proxy statement.

Regardless of the outcome of this “Say on Pay” vote, Sysco welcomes input from its stockholders regarding executive compensation and other matters related to the company’s success generally. We believe in a corporate governance structure that is responsive to stockholder concerns, and we view this vote as a meaningful opportunity to gauge stockholder approval of our executive compensation policies. Given the information provided above and elsewhere in this proxy statement, the Board of Directors asks you to approve the following advisory resolution:

“Resolved, that Sysco’s stockholders approve, on an advisory basis, the compensation paid to Sysco’s named executive officers, as disclosed in this proxy statement.”

Required Vote

The votes cast for this proposal must exceed the votes cast against it in order for it to be approved. Accordingly, abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors recommends a vote FOR the approval of the compensation paid to Sysco’s Named Executive Officers.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee has met and held discussions with management and the independent public accountants regarding Sysco’s audited consolidated financial statements for the year ending June 29, 2013. Management represented to the Audit Committee that Sysco’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public accountants. The Audit Committee also discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61(Codification of Statements on Auditing Standards, AU Sec. 380), as modified or supplemented. Sysco’s independent public accountants provided to the Audit Committee the written disclosures and the letter required by Public Company Accounting Oversight Board Rule 3526, “Communication with Audit Committees Concerning Independence”, as modified or supplemented, and the Audit Committee discussed with the independent public accountants that firm’s independence.

Based on the Audit Committee’s discussion with management and the independent public accountants and the Audit Committee’s review of the representations of management and the report of the independent public accountants, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Sysco’s Annual Report on Form 10-K for the year ended June 29, 2013 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Joseph A. Hafner, Jr.

Hans-Joachim Koerber

Nancy S. Newcomb

Richard G. Tilghman, Chairman

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents fees billed for professional audit services rendered by Ernst & Young LLP for the audit of Sysco’s annual financial statements for fiscal 2013 and 2012, as well as other services rendered by Ernst & Young LLP during those periods:

	Fiscal 2013	Fiscal 2012
Audit Fees(1)	$4,947,618	$4,085,588
Audit-Related Fees(2)	124,971	661,160
Tax Fees(3)	2,672,384	2,885,926
All Other Fees	—	—

(1)

Audit fees in fiscal 2013 included $4,866,150 related to the audit and quarterly reviews of the consolidated financial statements (including an audit of the effectiveness of the company’s internal control over financial reporting) and $81,468 related to a statutory audit. Audit fees in fiscal 2012 included $3,757,794 related to the audit and quarterly reviews of the consolidated financial statements (including an audit of the effectiveness of the company’s internal control over financial reporting), $251,500 related to assistance with and review of documents filed with the SEC and $76,294 related to a statutory audit.

(2)

Audit-related fees in fiscal 2013 included $122,811 related to the audit of the company’s benefit plans and $2,160 for other audit-related services. Audit-related fees in fiscal 2012 included $119,000 related to the audit of the company’s benefit plans and $542,160 for other audit-related services.

(3)

Tax fees for fiscal 2013 included $2,312,765 related to local, state, provincial and federal income tax return preparation, $118,430 related to various tax examinations, $232,324 related to assistance with transfer pricing agreements and $8,865 related to various state tax matters. Tax fees in fiscal 2012 included $2,368,211 related to local, state, provincial and federal income tax return preparation, $163,411 related to various tax examinations, $194,181 related to assistance with transfer pricing agreements, $15,556 related to various state tax matters, $129,446 related to assistance with tax planning transactions and $15,121 for other tax related services.

Pre-Approval Policy

In February 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the company. The policy requires that all services, including audit services and permissible audit related, tax and non-audit services, to be provided by Ernst & Young LLP to the company, be pre-approved by the Audit Committee. All of the services performed by Ernst & Young in or with respect to fiscal 2013 and fiscal 2012 were approved in advance by the Audit Committee pursuant to the foregoing pre-approval policy and procedures. During fiscal 2013, Ernst & Young did not provide any services prohibited under the Sarbanes-Oxley Act of 2002.

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RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee of the Board has appointed Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2014. Ernst & Young LLP has served as the company’s independent public registered public accounting firm providing auditing, financial and tax services since their engagement in fiscal 2002. In determining to appoint Ernst & Young, the Audit Committee carefully considered Ernst & Young’s past performance for the company, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards. In fiscal 2013, the Audit Committee undertook an additional evaluation of the services provided by Ernst & Young LLP in its determination of the appointment of Ernst & Young LLP as Sysco’s independent registered public accounting firm for fiscal 2014.

Although the company is not required to seek ratification, the Audit Committee and the Board believe it is sound corporate governance to do so. If stockholders do not ratify the appointment of Ernst & Young, the current appointment will stand, but the Audit Committee will consider the stockholders’ action in determining whether to appoint Ernst & Young as the company’s independent registered public accounting firm for fiscal 2015.

Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Required Vote - The votes cast for this proposal must exceed the vote cast against in order for it to be approved. Accordingly abstentions and broker non-votes will not be relevant to the outcome.

The Board of Directors recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm for fiscal 2014.

STOCKHOLDER PROPOSALS

Presenting Business

If you would like to present a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 at our 2014 Annual Meeting of Stockholders, send the proposal in time for us to receive it no later than June 5, 2014. If the date of our 2014 Annual Meeting is subsequently changed by more than 30 days from the date of this year’s Annual Meeting, we will inform you of the change and the date by which we must receive proposals. If you want to present business at our 2014 Annual Meeting outside of the stockholder proposal rules of Rule 14a-8 of the Exchange Act and instead pursuant to Article I, Section 8 of the company’s Bylaws, the Corporate Secretary must receive notice of your proposal by August 17, 2014, but not before July 8, 2014, and you must be a stockholder of record on the date you provide notice of your proposal to the company and on the record date for determining stockholders entitled to notice of the meeting and to vote.

Nominating Directors for Election

The Corporate Governance and Nominating Committee will consider any director nominees you recommend in writing for the 2014 Annual Meeting if you submit such written recommendation in conformity with the procedural and informational requirements set forth at “Board Of Directors Matters — Election of Directors at 2013 Annual Meeting (Item 1) – Nomination Process” no later than May 1, 2014. You may also nominate someone yourself at the 2014 Annual Meeting, as long as the Corporate Secretary receives notice of such nomination between July 8, 2014 and August 17, 2014, and you follow the procedures outlined in Article I, Section 7 of the company’s Bylaws.

Meeting Date Changes

If the date of next year’s Annual Meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the date of this year’s Annual Meeting, we will inform you of the change, and we must receive your director nominee notices or your stockholder proposals outside of Rule 14a-8 of the Exchange Act by the latest of 90 days before the Annual Meeting, 10 days after we mail the notice of the changed date of the Annual Meeting or 10 days after we publicly disclose the changed date of the Annual Meeting.

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ANNEX I – NON-GAAP RECONCILIATIONS

Adjusted Diluted Earnings per Share Non-GAAP Reconciliation

More information on the rationale for the use of these measures can be found in our Annual Report on Form 10-K.

(In thousands, except for share and per share data)	2013
Net earnings (GAAP)	$992,427
Impact of BTP costs (net of tax)(1)	211,978
Impact of MEPP charge (net of tax)(1)	26,855
Impact of severance charge (net of tax)(1)	14,882
Impact of restructuring executive retirement plans (net of tax)(1)	13,461
Impact of one-time acquisition-related charge (no tax impact)	5,998
Impact of facility closure charge (net of tax)(1)	1,696
ADJUSTED NET EARNINGS (NON-GAAP)	$1,267,297
Diluted earnings per share (GAAP)	$1.67
Impact of BTP costs (net of tax)(2)	0.36
Impact of MEPP charge (net of tax)(2)	0.05
Impact of severance charge (net of tax)(2)	0.03
Impact of restructuring executive retirement plans(2)	0.02
Impact of one-time acquisition-related charge (no tax impact)(2)	0.01
Impact of facility closure charge (net of tax)(2)	—
ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP)	$2.14
Diluted shares outstanding	592,675,110

(1)

The aggregate tax impact of adjustments for Business Transformation Project, multiemployer pension plan expenses, severance charges, executive retirement plans restructuring and facility closure charges was $150.3 million for fiscal 2013.

(2)

Individual components of diluted earnings per share may not sum to the total adjusted diluted earnings due to rounding.

Free Cash Flow Non-GAAP Reconciliation

(In thousands)	2013
Net cash provided by operating activities (GAAP)	$1,511,594
Additions to plant and equipment	(511,862)
Proceeds from sales of plant and equipment	15,527
Free Cash Flow (Non-GAAP)	1,015,259

Non-GAAP reconciliation for adjusted sales growth used in management incentive bonus measurement

Sysco’s management incentive bonus plan requires the removal of sales from acquired companies where the purchase price exceeds $40 million. Three acquisitions exceeded this threshold in fiscal 2013. As a result, in the non-GAAP reconciliation below for fiscal 2013, sales have been adjusted to remove the sales achieved by these acquired companies in fiscal 2013. The resulting sales increase excluding this acquired company was used in the measurement of the results of the mangement incentive bonus plan.

(In thousands)	2013	2012
Sales (GAAP)	$44,411,233	$42,380,939
Sales of acquired company	173,791	—
ADJUSTED SALES (NON-GAAP)	$44,237,442	$42,380,939
Sales growth (GAAP)	4.79%
Sales growth (Non-GAAP)	4.38%

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Non-GAAP reconciliation for adjusted return on invested capital used in management incentive bonus measurement

Sysco’s management incentive bonus plan requires the removal of earnings and related debt incurred from acquired companies where the purchase price exceeds $40 million. Three acquisitions exceeded this threshold in fiscal 2013. The calculation of the adjusted results also requires the exclusion of withdrawals by Sysco operating companies from multi-employer pension plans and restructuring charges, including but not limited to those relating to severance, facility closures and consolidations and asset write downs. As a result, in the non-GAAP reconciliation below for fiscal 2013, adjusted total invested capital is computed as the sum of (i) adjusted stockholder’s equity, computed as the average of adjusted stockholders’ equity at the beginning of the year and at the end of each fiscal quarter during the year; and (ii) adjusted long-term debt, computed as the average of the adjusted long-term debt at the beginning of the year and at the end of each fiscal quarter during the year.

(In thousands)	2013
Net earnings (GAAP)	$992,427
Impact of acquisitions (net of tax)(1)	(3,858)
Impact of MEPP charge (net of tax)(1)	26,855
Impact of severance charge (net of tax)(1)	14,882
Impact of restructuring executive retirement plans (net of tax)(1)	13,461
Impact of one-time acquisition-related charge (no tax impact)	5,998
Impact of facility closure charge (net of tax)(1)	1,696
ADJUSTED NET EARNINGS (NON-GAAP)	$1,051,461
Invested Capital (GAAP)	$7,930,940
Adjustments to invested capital	(52,976)
ADJUSTED INVESTED CAPITAL (GAAP)	$7,877,965
Return on investment capital (GAAP)	12.51%
Return on investment capital (Non-GAAP)	13.35%

(1)

The aggregate tax impact of adjustments for applicable acquisitions, multiemployer pension plan expenses, severance charges, executive retirement plans restructuring and facility closure charges was $32.0 million for fiscal 2013.

Non-GAAP reconciliations for adjusted sales and earnings per share growth used in cash performance units measurement

Sysco’s fiscal year ends on the Saturday nearest to June 30th. This resulted in a 52-week year for fiscal 2013, fiscal 2012, fiscal 2011 and a 53-week year for fiscal 2010. Because the fourth quarter of fiscal 2010 contained an additional week as compared to fiscal 2011, our results of operations for fiscal 2010 are not directly comparable to fiscal 2011. Management’s cash performance unit plan requires an adjustment to fiscal 2010 sales and diluted earnings per share for the estimated impact of the additional week which management believes provides a more comparable measurement of sales and diluted earnings per share on a year-over-year basis. As a result, in the non-GAAP reconciliations below for fiscal 2010, sales and diluted earnings per share have been adjusted by one-fourteenth of the total metric for the fourth quarter of fiscal 2010 and the resulting sales and earnings per share increase on a 52-week basis were used in the measurement of the results of the cash performance units.

(In thousands)	2013	2012	2011	2010 (53 Weeks)	2009
Sales (GAAP)	$44,411,233	$42,380,939	$39,323,489	$37,243,495	$36,853,330
Impact of 53rd week	—	—	—	739,177	—
ADJUSTED SALES (NON-GAAP)	$44,411,233	$42,380,939	$39,323,489	$36,504,318	$36,853,330
Sales growth (GAAP)	4.8%	7.8%	5.6%	1.1%
Sales growth (Non-GAAP)	4.8%	7.8%	7.7%	-0.9%
Cash performance unit measurement: Three year average sales growth (Non-GAAP)	6.76%	4.85%
	2013	2012	2011	2010 (53 Weeks)	2009
Diluted earnings per share (GAAP)	$1.67	$1.90	$1.96	$1.99	$1.77
Impact of 53rd week	—	—	—	0.04	—
ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP)	$1.67	$1.90	$1.96	$1.95	$1.77
Diluted earnings per share (GAAP)	-12.1%	-3.1%	-1.5%	12.4%
Diluted earnings per share (Non-GAAP)	-12.1%	-3.1%	0.5%	10.2%
Cash performance unit measurement: Three year average diluted earnings per share growth (Non-GAAP)	-4.88%	2.54%

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ANNEX II – LONG TERM INCENTIVE PLAN

SYSCO CORPORATION 2013 LONG-TERM INCENTIVE PLAN

Section 1 General

1.1

Purpose. Effective as of the Effective Date (defined below), the Sysco Corporation 2013 Long-Term Incentive Plan (the “Plan”) is hereby established by Sysco Corporation (the “Company”) as a successor to the Sysco Corporation 2007 Stock Incentive Plan (the “2007 Plan”). No additional awards shall be made after the Effective Date under the 2007 Plan. Shares of Stock (as defined below) authorized under the 2007 Plan but not subject to awards under the 2007 Plan as of the Effective Date shall be available for issuance or transfer under this Plan. Outstanding awards under the 2007 Plan shall continue in effect according to their terms as in effect before the Effective Date (subject to such amendments as the Committee (as defined below) determines, consistent with the 2007 Plan, as applicable).

The purpose of the Plan is to promote the interests of the Company and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements. The Plan provides for the grant, in the sole discretion of the Committee, of options (including “incentive stock options” and “nonqualified stock options”), stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards. The Plan is designed so that awards granted hereunder intended to comply with the requirements for “qualified performance-based compensation” under Section 162(m) of the Code (as defined below) may comply with such requirements, and the Plan and such awards shall be interpreted in a manner consistent with such requirements.

1.2

Definitions. Capitalized terms in the Plan shall be defined as set forth below:

In addition to the other definitions contained herein, the following definitions shall apply:

(a)

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

(b)

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards.

(c)

Award Agreement. The term “Award Agreement” means a written Award grant agreement under the Plan.

(d)

Cash-Based Award. The term “Cash-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(f) of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock. For the avoidance of doubt, dividend equivalents constitute Cash-Based Awards.

(e)

Cause. The term “Cause” means, unless otherwise provided by the Committee, (1) “Cause” as defined in any Award Agreement to which the Grantee is a party, or (2) if there is no such Award Agreement or if it does not define Cause: (A) conviction of, or plea of nolo contendere by, the Grantee of a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Grantee’s employment or service duties, (C) willful and deliberate failure on the part of the Grantee to perform the Grantee’s employment or service duties in any material respect or (D) Grantee’s violation of any non-competition, non-solicitation, confidentiality or other restrictive covenants agreement or code of conduct applicable to Grantee. The Committee shall have the sole discretion to determine whether “Cause” exists, and its determination shall be final.

(f)

Change in Control. The term “Change in Control” shall mean:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (4) any acquisition by any corporation; pursuant to a transaction that complies with subparagraphs (iii)(A), (iii)(B) and (iii)(C) below;

(ii)

The occurrence of the following: Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

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(iii)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)

Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

The Committee may modify the definition of Change in Control for a particular Award to the limited extent the Committee determines appropriate to comply with Section 409A of the Code.

(g)

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(h)

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.3.

(i)

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

(j)

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

(k)

Effective Date. The term “Effective Date” means November 15, 2013, provided that the Plan is approved by the Company’s stockholders on such date.

(l)

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

(m)

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

(n)

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be the closing sale price during regular trading hours of the Stock on the immediately preceding date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

(o)

Good Reason. The term “Good Reason” means, unless otherwise provided by the Committee, the occurrence of one or more of the following, without Grantee’s consent: (i) a material diminution of the Grantee’s authority, duties or responsibilities; (ii) a material change in the geographic location at which Grantee must perform services for the Company or its Subsidiaries; (iii) a material diminution in the authority, duties or responsibilities of the supervisor to whom the Grantee is required to report; or (iv) a material diminution in the Grantee’s base compensation. The Grantee must provide written notice of termination for Good Reason to the Company or the Subsidiary that employs the Grantee within 30 days after the event constituting Good Reason. The Company or the applicable Subsidiary shall have a period of 30 days in which it may correct the act or failure to act that constitutes the grounds for Good Reason as set forth in the Grantee’s notice of termination. If the Company or applicable Subsidiary does not correct the act or failure to act, the Grantee must terminate his or her employment for Good Reason within 30 days after the end of the cure period, in order for the termination to be considered a Good Reason termination.

(p)

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

(q)

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(r)

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

(s)

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

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(t)

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

(u)

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(a), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

(v)

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(e) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

(w)

Performance Goals. The term “Performance Goals” means performance goals based on the attainment by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, such criteria shall be determined in accordance with generally accepted accounting principles (“GAAP”) or based upon the Company’s GAAP financial statements): (1) return on total stockholder equity; (2) earnings per share of Stock; (3) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (4) economic profit; (5) sales or revenues; (6) return on assets, capital or investment; (7) market share; (8) control of operating or non-operating expenses; (9) reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses); (10) operating profit; (11) implementation or completion of critical projects or processes; (12) operating cash flow, (13) free cash flow, (14) return on capital or increase in pretax earnings; (15) net earnings; (16) margins; (17) market price of the Company’s securities; (18) pre-tax earnings or variations of income criteria in varying time periods; (19) economic value added; (20) expense targets; (21) increase in net after-tax earnings per share; (22) working capital targets; (23) enterprise value; (24) safety record; (25) closing of acquisitions or dispositions or other business expansion or contraction; (26) operating profit or improvements in operating profit; (27) improvements in certain asset or financial measures (including working capital and the ratio of sales to net working capital); (28) any combination of, or a specified increase in, any of the foregoing; and (29) general comparisons with other peer companies or industry groups or classifications with regard to one or more of the foregoing criteria. Subject to the limitations in Section 4.2, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(i)(iv), the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

(x)

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(c) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

(y)

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(d) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

(z)

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

(aa)

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, including any successor to such Rule.

(bb)

Stock. The term “Stock” means shares of the common stock, par value $1 per share, of the Company.

(cc)

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(b), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

(dd)

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 20% ownership interest, as determined in the discretion of the Committee, and also including the Baugh Supply Chain Cooperative, Inc. and all of its members.

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Section 2 Administration

2.1

Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and are outside directors within the meaning of Code Section 162(m). Unless otherwise determined by the Board, Sysco’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2

Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

(a)

Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards.

(b)

The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)

Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(d)

In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

(e)

Subject to Section 3.2 hereof, neither the Board, the Committee nor their respective delegates shall have the authority to (i) reprice (or cancel and regrant) any Option, SAR or, if applicable, other Award at a lower exercise, base or purchase price without first obtaining the approval of the Company’s stockholders, (ii) take any other action (whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options) that has the effect of repricing an Option, SAR or other Award, or (iii) grant any Option, SAR or other Award that contains a so-called “reload” feature under which additional Options, SARs or other Awards are granted automatically to the Grantee upon exercise of the original Option, SAR or Award.

(f)

Anything in the Plan to the contrary notwithstanding, the Committee’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

2.3

Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.4

Information to be Furnished to Committee. The Company and its Subsidiaries and Affiliated Companies shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries and Affiliated Companies as to an Eligible Grantee’s or Grantee’s employment or service, termination of employment or service, leave of absence, reemployment or reengagement and compensation shall be conclusive unless the Committee determines such records to be incorrect. Grantees and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

2.5

Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 3 Stock Subject to Plan

3.1

Shares Available for Awards; Individual Limitations. Subject to the adjustments described below, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be the sum of the following: (i) 45,000,000 new shares, plus (ii) the number of shares of Stock remaining available for issuance under the 2007 Plan but not subject to previously exercised, vested or paid awards as of the Effective Date. Of the maximum number of shares of Stock reserved for the grant of Awards under the Plan, up to 27,500,000 shares of Stock may be issued in the aggregate pursuant to Options, which may be either ISOs or NQSOs, and SARs, and up to 17,500,000 shares of Stock may be awarded under the Plan in the aggregate in respect of Awards other than Options and SARs. The maximum number of shares of Stock that may be covered by all ISOs awarded under the Plan is 37,500,000. The maximum number of shares of Stock that may be covered by all Options and/or SARs granted to any individual during any fiscal year under the Plan is 2,000,000. The maximum number of shares of Stock that may be covered by all Awards other than Options or SARs granted to any individual during any fiscal year under the Plan is 500,000. The maximum dollar amount that may be covered by all Cash-Based Awards granted to any individual during any fiscal year under the Plan is 1% of the Company’s earnings before income taxes as publicly disclosed in the “Consolidated Results of Operations” section of the Company’s annual report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended immediately before the date the applicable Cash-Based Awards are paid The maximum number of shares of Stock that may be covered by all Awards granted to any individual Non-Employee Director during any fiscal year under the Plan is 20,000. Shares of Stock issuable hereunder may, in whole or in part, be authorized but unissued shares or shares of Stock that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock subject to an Award under this Plan are forfeited or cancelled, or if an Award under this Plan terminates or expires without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture or cancellation, again be available for Awards under the Plan. Notwithstanding the foregoing, with respect to Options and SARs that are settled in Stock, the aggregate number of shares of Stock subject to the Option or SAR grant shall be counted against the shares available for issuance under the Plan as one share for every share subject thereto, regardless of the number of shares used to settle the Option or SAR upon exercise. Shares of Stock shall not again be available if such shares are surrendered or withheld as payment of either the exercise price of an Award and/ or withholding taxes in respect of an Award. Awards that are settled solely in cash shall not reduce the number of shares of Stock available for Awards. Upon the exercise of any Award granted in tandem with any Award pursuant to Section 4.2(b)(i), such related Awards shall be cancelled to the extent of the number of shares of Stock as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. For the avoidance of doubt, if shares of Stock are repurchased on the open market with proceeds of the exercise price of Options, such shares may not again be made available for Awards under the Plan.

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3.2

Adjustments for Changes in Capitalization. If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any (i) stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, subdivision or similar transaction, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution to its stockholders (each, a “Corporate Transaction”) then, subject to any required action by the stockholders of the Company, the number and kind of shares of Stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Award, and the price per share or the applicable market value in each such Award, to the extent applicable, shall be automatically proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction to the extent necessary to prevent dilution or enlargement of the rights of Grantees under the Plan. Any adjustments to outstanding Awards shall be consistent with Section 409A or 424 of the Code, to the extent applicable. Any adjustments pursuant to this Section 3.2 made by the Committee shall be made by the Committee in its sole discretion, and its determination in that respect shall be final, binding and conclusive.

3.3

Certain Mergers and Other Extraordinary Events. If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options or other Awards remain outstanding under the plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or other Award shall be entitled, upon exercise of that Option or Award or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Award or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under (i) above, as determined by the Committee in its sole discretion, equal to the value of the shares of stock or other securities or property otherwise payable under (i) above; (B) if Options or other Awards have not already become exercisable or vested under Section 4.2(h) hereof, the Committee may waive any limitations set forth in or imposed pursuant to the Plan so that all Options or other Awards, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Committee, shall be exercisable in full and/or fully vested; and (C) all outstanding Options or SARs may be cancelled by the Committee as of the effective date of any merger, consolidation, liquidation, sale or other disposition, provided that any such cancellation pursuant to this Section 3.3 shall be contingent upon the payment to the affected Grantees, in the case of an in-the-money Option or SAR, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option or SAR multiplied by the number of shares of Stock subject to the Option or SAR. Any adjustments to outstanding Awards under this Section 3.3 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable. Any adjustments pursuant to this Section 3.3 shall be made by the Committee in its sole discretion, and its determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

3.4

Limitation on Grantees’ Rights. Except as hereinbefore expressly provided in this Section 3, a Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Award, unless the Committee shall otherwise determine.

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3.5

Company Right and Power. The grant of any Award pursuant to the Plan shall not affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate, sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, or preferred or other preference stock ahead of or affecting the Stock.

3.6

Fractional Shares. Notwithstanding anything contained in this Section 3, if any action described in this Section 3 results in a fractional share for any Grantee under any Award hereunder, such fraction shall be completely disregarded and the Grantee shall only be entitled to the whole number of shares resulting from such adjustment. All adjustments made by the Committee to effect the terms of this Section 3 shall be final, conclusive and binding upon the holders of Options, SARS and other Awards.

Section 4 Awards

4.1

General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2

Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(a)

Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

(i)

Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee.

(ii)

Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

(iii)

Exercise.

(A

Subject to the provisions of the Plan, Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided, however, that no Option may be exercised more than ten years after its grant date.

(B)

Except as set forth in Section 5.11, no Option granted hereunder may be exercised after the earlier of (I) the expiration of the Option or (II) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an Option holder’s employment or service with the Company or any Subsidiary. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

(C)

Unless otherwise specified by the Committee in the applicable Award Agreement and to the extent consistent with Section 409A of the Code, if applicable, an authorized leave of absence, or an absence for military service, lasting less than one year shall not be considered a termination of employment or service for purposes of an Award under the Plan.

(iv)

Payment of Option Exercise Price. The payment of the exercise price of an Option granted under this Section 4 shall be subject to the following:

(A)

Subject to the following provisions of this Section 4.2(a)(iv), the full exercise price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 4.2(a)(iv)(C) payment may be made as soon as practicable after the exercise).

(B)

The exercise price shall be payable in cash or by tendering (either by actual delivery of shares or by attestation) shares of Stock that are acceptable to the Committee and were valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash, shares, or attested shares, as determined by the Committee.

(C)

To the extent permitted by applicable law and the policies adopted from time to time by the Committee, a Grantee may elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. Such election must occur prior to the expiration date of the Option and, in any event, no later than the last trading day prior to the tenth anniversary of the grant date.

(D)

To the extent permitted by the policies adopted from time to time by the Committee, by the withholding of shares of Stock subject to the exercisable Option, which have a Fair Market Value on the date of exercise equal to the exercise price.

(b)

SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

(i)

In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, property, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

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(ii)

Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 5.11, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

(iii)

Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(c)

Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

(i)

Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

(ii)

Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

(iii)

Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Dividends may accrue on unearned Restricted Stock subject to Performance Goals, but shall not be payable unless and until the applicable Performance Goals are met and certified.

(d)

Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

(i)

Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

(ii)

Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

(iii)

Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(d)(iii), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(e)

Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

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The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(f)

Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant.

(g)

Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(h)

Vesting; Additional Terms.

(i)

Unless otherwise provided in an Award Agreement and except as set forth below and in Sections 3.3 and 5.11, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, no Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder may vest in excess of 1/3 of the number of shares subject to the Award per year for the first three years after the grant date. Unless the Committee determines otherwise, the date on which the Committee adopts a resolution expressly granting an Award shall be considered the day on which such Award is granted. The term of any Award granted under the Plan will not exceed ten years from the date of grant. Notwithstanding the foregoing, unless otherwise provided by the Committee in an Award Agreement, if before the expiration of an Option or SAR, the holder’s employment or service relationship with the Company or a Subsidiary terminates as a result of Retirement or Disability, the Option or SAR will remain in effect, vest and be exercisable in accordance with its terms as if the holder remained an Employee, Non-Employee Director or Key Advisor. In the event of an Option or SAR holder’s death during the term of his or her Option or SAR, unless otherwise provided by the Committee in an Award Agreement, all unvested Options and SARs will vest immediately and may be exercised by the holder’s estate, or by the person to whom such right devolves from the holder by reason of his or her death, at any time within three years after the date of the holder’s death but in no event later than the original termination date of the Option or SAR. In no event may an Option or SAR be exercised after three years following the holder’s death. With respect to all other Awards, any unvested Awards shall immediately vest, and all restrictions pertaining to such other Awards shall lapse and have no further effect, upon the holder’s death or Retirement or Disability under the established rules of the Company then in effect, except as otherwise provided by the Committee at grant of the Award.

(ii)

Unless otherwise set forth in an Award Agreement, with respect to Stock-based Awards, including, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, if (A) a Change in Control occurs and (B) during the period commencing on the date that is 12 months prior to the occurrence of the Change in Control and ending on the date that is 24 months following the Change in Control, the Grantee’s employment or service with the Company or a Subsidiary is terminated (I) by the Company or a Subsidiary without Cause, (II) by the Grantee for Good Reason, (III) by the Company or a Subsidiary on account of the Grantee’s Disability or (IV) on account of the Grantee’s death, then all outstanding Options and SARs shall vest and become exercisable and all other outstanding Awards shall vest and all restrictions pertaining to such other Awards shall lapse and have no further effect. For purposes of this paragraph, any Award that vests based on the attainment of Performance Goals shall vest assuming that the Performance Goals were attained at the target level of performance for the applicable performance period. To the extent the termination of employment or service for one of the above-specified reasons occurs prior to the occurrence of the Change in Control, the unvested portion of the applicable Award will be suspended and no vesting shall occur unless and until a Change in Control occurs during the 12 month period following the termination of employment or service. If a Change in Control does not occur during the 12 month period following the termination of employment or service, the unvested portion of the applicable Award will be forfeited automatically on the date that is 12 months following the termination of employment or service.

(i)

Qualified Performance-Based Compensation

(i)

The Committee may determine that Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards granted to a Covered Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 4.2(i) shall apply.

(ii)

When Awards are made under this 4.2(i), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The Performance Goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Awards identified by the Committee as “qualified performance-based compensation.”

(iii)

Performance Goals must be pre-established by the Committee. A Performance Goal is considered pre-established if it is established in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates, provided that the outcome is substantially uncertain at the time the Committee actually established the goal. However, in no event will a Performance Goal be considered pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the goal is established) has elapsed.

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(iv)

The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable, provided such adjustment occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed). In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification occurs in writing not later than 90 days after the commencement of the period of service to which the Performance Goal relates (and in no event later than the date that 25% of the period of service has elapsed).

(iv)

The Committee shall certify the performance results for the performance period specified in the Award Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement.

(v)

The Committee may provide in the Award Agreement that Awards under this Section 4.2(i) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

Section 5 Operation

5.1

Duration. Grants may be made under the Plan through November 15, 2023. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2

Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Certificate of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3

Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

5.4

Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5

Transferability. Except as otherwise provided by the Committee, Options, SARs and any other unvested Awards or Awards subject to any restrictions hereunder are not transferable except as designated by the Grantee by will or by the laws of descent and distribution. Notwithstanding the foregoing, in no event may any such Award be transferred to a third party for consideration at any time.

5.6

Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7

Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8

Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9

Limitation of Implied Rights.

(a)

The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)

The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

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5.10

Forfeiture; Non-Competition Agreements. Notwithstanding any other provision of the Plan, except as provided in Section 5.11 below or as otherwise provided in an Award Agreement, if the Committee finds by a majority vote that: (i) the Grantee, before or after termination of his or her employment or service with the Company or a Subsidiary (as used in this Section 5.10, an “Employer”) for any reason, (a) committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his or her employment or other engagement by Employer, and by such act damaged Employer, or (b) disclosed trade secrets of Employer; (ii) the Grantee, before or after termination of his or her employment or other engagement with Employer for any reason, participated, engaged or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States competitive with the business of Employer (a) in violation of the Sysco Corporation Code of Business Conduct, as in effect on the date of such participation or other engagement, or (b) in such a manner that would have violated the Code of Business Conduct had Grantee been employed by Employer at the time of the activity in question; or (iii) has violated the compensation, clawback and recoupment policies that may be applicable to the Grantee, then any outstanding Awards which, in the case of Options or SARs, have not been exercised and, in the case of Awards other than Options or SARs, have not vested, will be forfeited. The decision of the Committee as to the nature of a Grantee’s conduct, the damage done to Employer and the extent of the Grantee’s competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Grantee by Employer in any manner. The Committee may, in its discretion, include a form of non-compete, non-solicitation and/or non-disparagement agreement in any Award Agreement, and such non-compete, non-solicitation or non-disparagement agreement may be personalized, in the Committee’s discretion, to fit the circumstances of any specific Grantee.

5.11

Termination of Employment or Service Following Change in Control. In the event that the employment or service of a Grantee who is an Employee, Non-Employee Director or Key Advisor is terminated by the Company or a Subsidiary, as applicable, other than for Cause or by the Grantee for Good Reason, in each case, during the 12- month period before or the 24-month period following a Change in Control, all of such Grantee’s outstanding Options and SARs may thereafter be exercised by the Grantee, to the extent that such Options and SARs were exercisable as of the date of such termination of employment or service (x) for a period following the date of termination as set forth in the Award Agreement or (y) until expiration of the stated term of such Option or SAR, whichever period is the shorter. The provisions of clause (ii) of Section 5.10 of the Plan shall not apply to any Grantee who incurs a termination of employment or service pursuant to this Section 5.11 with respect to activity after such termination of employment or service.

5.12

Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.14

Regulations and Other Approvals.

(a)

The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(b)

Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(c)

In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

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(d)

With respect to persons subject to section 16 of the Securities and Exchange Act of 1934, as amended, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(e)

All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.15

Awards to Employees Subject to Taxation Outside of the United States. Without amending the plan, Awards may be granted to Grantees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan or in the applicable Award Agreement. However, no such different terms or conditions shall be employed if such terms or conditions constitute, or in effect result in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Grantee.

5.16

Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

Section 6 Amendment and Termination

(a)

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)

any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)

any change in the class of persons eligible to receive ISOs under the Plan;

(iii)

any change in the requirements of Sections 4.2(a)(ii) and 4.2(b)(iii) hereof regarding the exercise price of Options and the grant price of SARs; or

(iv)

any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, whether in the form of an amendment, cancellation or replacement grant, or a cash-out of underwater options or any action that provides for Awards that contain a so-called “reload” feature under which additional Options or other Awards are granted automatically to the Grantee upon exercise of the original Option or Award.

(v)

any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

(b)

Options may not be granted under the Plan after the date of termination of the Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

Section 7 Governing Law

The plan shall be governed by, and construed in accordance with, the laws of the State of Texas, except to the extent that the General Corporation Law of the State of Delaware shall be specifically applicable.

Food isn’t the only thing that comes off the back of a Sysco truck. We deliver ingredients for success.

SYSCO CORPORATION – 2013 Proxy Statement   103

Food isn’t the only thing that comes off
the back of a Sysco truck.
We deliver ingredients for success.

At Sysco, we offer our customers more good things than they expect. We go beyond our basic commitment to get customers the foodservice products they want, when they want them, at the right price and as promised. We do more because we know that when our customers are successful, we’re successful.

Explore Sysco

Scan these QR codes with a smart device or use the URLs to learn more about Sysco:

Read our online Annual Report

http://www.sysco.com/OnlineAnnual2013

Sustainability Report

http://www.sysco.com/OnlineSustainability2013

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Visit our Investor Relations website

http://www.sysco.com/investors.html

Sysco
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The Sysco Story

Our story began with a promise to assist foodservice operators in providing consumers with solutions for meals consumed away from home. Since the initial public offering in 1970, when sales were $115 million, Sysco has grown to $44.4 billion in sales for fiscal year 2013.

Today, Sysco has sales and service relationships with approximately 425,000 customers and remains committed to helping them succeed in the foodservice industry and satisfy consumers’ appetites. Operating from more than 190 locations throughout the United States, Canada, the Bahamas and Ireland, Sysco’s product lines are as diverse as the 45,000 employees who support its daily operations. They include not only the ingredients needed to prepare meals, but also numerous ancillary preparation and serving items. As a result, Sysco can make a difference in its customers’ lives and the success of their businesses.

1390 Enclave Parkway

Houston, Texas 77077-2099

281.584.1390

www.sysco.com

SYSCO CORPORATION
1390 ENCLAVE PARKWAY
HOUSTON, TX 77077-2099
ATTN: LEGAL DEPARTMENT

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M63202-P43135 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. John M. Cassaday	☐	☐	☐
1b. Jonathan Golden	☐	☐	☐
1c. Joseph A. Hafner, Jr.	☐	☐	☐
1d. Hans-Joachim Koerber	☐	☐	☐
1e. Nancy S. Newcomb	☐	☐	☐
1f. Jackie M. Ward	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. To approve the adoption of the Sysco Corporation 2013 Long-Term Incentive Plan as a successor to Sysco's 2007 Stock Incentive Plan;	☐	☐	☐
3. To approve, by advisory vote, the compensation paid to Sysco's named executive officers, as disclosed in Sysco's 2013 proxy statement;	☐	☐	☐
4. To ratify the appointment of Ernst & Young LLP as Sysco's independent accountants for fiscal 2014;	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date